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TABLE OF CONTENTS1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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The Macerich Company

April     , 2014

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders to be held on Friday, May 30, 2014 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

The accompanying Notice and Proxy Statement contain details concerning the matters to be considered during our Annual Meeting. At our Annual Meeting, you will be asked to:

  (1)
  elect the eleven director nominees named in our Proxy Statement;

  (2)
  ratify the appointment of KPMG LLP as our independent registered public accounting firm;

  (3)
  approve, on an advisory basis, our named executive officer compensation;

  (4)
  amend and re-approve the provisions of our Amended and Restated 2003 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code;

  (5)
  approve amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law; and

  (6)
  transact such other business as may properly come before our Annual Meeting.

You will note that our Board of Directors unanimously recommends that you vote your shares:

    "FOR" the election of each of the eleven director nominees,

    "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm,

    "FOR" the approval of the compensation of our named executive officers,

    "FOR" the amendment and re-approval of the provisions of our Amended and Restated 2003 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code, and

    "FOR" the approval of amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow us to furnish Proxy materials to our stockholders over the Internet. This e-proxy process expedites our stockholders' receipt of Proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. On or about April             , 2014, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2013 Annual Report to Stockholders and authorize their proxies online. All other stockholders will receive these materials by mail. If you only received a Notice of Internet Availability of Proxy Materials by mail, the Notice contains instructions on how you can receive a paper copy of the Proxy Statement and Annual Report.

We look forward to seeing you at our Annual Meeting and thank you for your continued support.

Your vote is important.    Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person.

Arthur M. Coppola
Chairman of the Board and Chief Executive Officer

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of The Macerich Company, a Maryland corporation, will be held on Friday, May 30, 2014 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, to consider and vote on the following matters:

  (1)
  To elect eleven directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

  (3)
  To approve, on an advisory basis, our named executive officer compensation;

  (4)
  To amend and re-approve the provisions of our Amended and Restated 2003 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code;

  (5)
  To approve amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law; and

  (6)
  To transact such other business as may properly be brought before our Annual Meeting and at any postponement or adjournment thereof.

Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be postponed or adjourned. Only stockholders of record of our common stock at the close of business on March 21, 2014 will be entitled to notice of and to vote at our Annual Meeting and at any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at our Annual Meeting and vote your shares in person.

Registered stockholders may authorize their Proxies:

  •
  By Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy Materials.

  •
  By Toll-Free Telephone: If you received a printed set of the Proxy materials by mail, you may call the number shown on your Proxy.

  •
  By Mail: If you received a printed set of the Proxy materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

Beneficial stockholders:    If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to instruct how your shares of common stock are to be voted at our Annual Meeting.

By Order of the Board of Directors

Thomas J. Leanse
Secretary
Santa Monica, California April , 2014

Proxy Statement Summary	i
About Our Annual Meeting	1
Proposal 1: Election of Directors	6
Information Regarding our Director Nominees	7
The Board of Directors and its Committees	17
Compensation of Directors	23
Executive Officers	26
Compensation Committee Report	29
Compensation Discussion and Analysis	30
Executive Compensation	45
Summary Compensation Table—Fiscal Years 2011-2013	45
Grants of Plan-Based Awards—Fiscal 2013	48
Discussion of Summary Compensation and Grants of Plan-Based Awards Table	48
Outstanding Equity Awards at December 31, 2013—Fiscal 2013	51
Option Exercises and Stock Vested—Fiscal 2013	52
Nonqualified Deferred Compensation—Fiscal 2013	53
Potential Payments Upon Termination or Change of Control	54
Equity Compensation Plan Information	60
Compensation Committee Interlocks and Insider Participation	61
Certain Transactions	61
Principal Stockholders	62
Audit Committee Matters	65
Report of the Audit Committee	65
Principal Accountant Fees and Services	66
Audit Committee Pre-Approval Policy	66
Proposal 2: Ratification of the Appointment of KPMG LLP as our Company's Independent Registered Public Accounting Firm	68
Independent Registered Public Accounting Firm	68
Proposal 3: Advisory Vote to Approve the Compensation of our Company's Named Executive Officers	69
Proposal 4: Amendment and Re-approval of the Provisions of Our Amended and Restated 2003 Equity Incentive Plan Relating to Section 162(m) of the Internal Revenue Code	71
Proposal 5: Approval of Amendments to Our Charter to Eliminate the Supermajority Vote Requirement to Amend Our Charter (with certain exceptions) and to Clarify a Reference in Article NINTH to Conform to the Maryland General Corporation Law	80
Additional Matters	81
Solicitation of Proxies	81
Stockholder Proposals and Director Nominees	81
Section 16(a) Beneficial Ownership Reporting Compliance	81
Other Matters	81
Appendix I	I-1
Appendix II	II-1
Appendix III	III-1

Proxy Statement Summary

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in our Proxy Statement.

Our Annual Meeting

Time and Date	10:00 a.m. local time on Friday, May 30, 2014
Place	The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, California
Record Date	Close of business on March 21, 2014
Voting	Each share is entitled to one vote on each matter to be voted upon at our Annual Meeting.
You can vote by any of the following methods:
• Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy Materials until 11:59 p.m., Eastern Time, the day before our Annual Meeting.
• Telephone: As shown on the Proxy you received by mail until 11:59 p.m., Eastern Time, the day before our Annual Meeting.
• Mail: Mark, sign, date and promptly return your Proxy.

About Our Annual Meeting (page 1)

We provide answers to many questions about our Annual Meeting, including how to vote your shares, in our Q&A section beginning on page 1 of our Proxy Statement.

Proposals and Board Recommendations

Proposal	Board Recommendation	Page Reference

Proposal 1—Election of Eleven Directors	For all nominees	6
Proposal 2—Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2014	For	68
Proposal 3—Advisory Vote to Approve our Named Executive Officer Compensation	For	69
Proposal 4—Amendment and Re-approval of the Provisions of our Amended and Restated 2003 Equity Incentive Plan Relating to Section 162(m) of the Internal Revenue Code	For	71
Proposal 5—Approval of Amendments to our Charter to Eliminate the Supermajority Vote Requirement to Amend our Charter (with Certain Exceptions) and to Clarify a Reference in Article NINTH to Conform to the Maryland General Corporation Law	For	80
Transaction of any other business that properly comes before our Annual Meeting

i

2013 Corporate Performance Highlights (page 32)

2013 was a transformational year for our Company as evidenced by our major progress and achievements across many aspects of our business. These achievements highlight an exceptionally strong year of corporate performance and our executive officers were instrumental in achieving those results. Key operational, leasing, development and capital and balance sheet achievements include the following which are described in more detail beginning on page 32 of our Proxy Statement:

Operational Goals:

  •
  We achieved AFFO (as defined in Appendix I) per share-diluted of $3.53 in 2013, exceeding the high-end of our initial guidance.

  •
  We achieved significant same center net operating income growth of 4.11% in 2013, exceeding the high-end of our initial guidance.

Leasing Goals:

  •
  We delivered double-digit releasing spreads from our high quality "A" Centers of 15.50% for 2013.

  •
  We increased our overall occupancy from 93.8% at December 31, 2012 to 94.6% at December 31, 2013, representing the highest occupancy level in a decade.

  •
  We decreased temporary occupancy at December 31, 2013 by 1.1% from December 31, 2012.

  •
  We signed leases for approximately 62% of the office tower of Tysons Corner Center at December 31, 2013.

Development Goals:

  •
  We successfully opened, on August 1, 2013, Fashion Outlets of Chicago, a fully enclosed two-level, 528,000 square foot outlet center located near O'Hare International Airport with over 90% occupancy on opening day.

  •
  We began construction on the Fashion Outlets of Niagara Falls USA expansion in November of 2013 and had lease commitments for approximately 71% of the expansion at December 31, 2013.

  •
  We made significant progress to open the office, residential and hotel towers of the Tysons Corner Center mixed-use development with minimal disruption to the retail center.

  •
  We made significant progress regarding entitlements and anchor approvals for the redevelopment of Broadway Plaza, planned to begin in early 2014.

  •
  We successfully opened Eataly as an additional anchor of The Shops at North Bridge and advanced plans regarding the integration of the 500 North Michigan Avenue office tower with The Shops at North Bridge.

Capital and Balance Sheet Goals:

  •
  We completed dispositions of nine of our non-core assets resulting in our pro rata share of the sales proceeds of $856 million and net proceeds of $605 million.

  •
  We continued to strengthen our balance sheet in 2013 not only by extending our debt maturity schedule and substantially reducing our overall debt ratios, but also by improving our liquidity and enhancing our capital position.

In light of our overall strong performance and financial position, we were also able to share the benefits with our stockholders by increasing our quarterly cash dividend by 6.9%.

Director Nominees (page 6)

				Independent (Yes/No)
		Director Since				Committee Memberships	Other Public Company Boards
Name	Age		Occupation	Yes	No

Douglas D. Abbey	64	2010	Chairman of Swift Real Estate Partners Director, IHP Capital Partners	Yes		Compensation and Nominating and Corporate Governance	Apollo Commercial Real Estate Finance, Inc.
Dana K. Anderson	79	1994	Vice Chairman of the Board of our Company		No	None	None
Arthur M. Coppola	62	1994	Chairman of the Board and Chief Executive Officer of our Company		No	Executive (Chair)	None
Edward C. Coppola	59	1994	President of our Company		No	None	None
Fred S. Hubbell	62	1994	Director, ING U.S., Inc. Retired Executive Board Member, ING Group	Yes		Audit, Executive, and Nominating and Corporate Governance (Chair)	ING U.S., Inc.
Diana M. Laing	59	2003	Former Chief Financial Officer and Secretary, Thomas Properties Group, Inc.	Yes		Audit (Chair) and Compensation	None
Stanley A. Moore	75	1994	Chairman of the Board, Overton Moore Properties	Yes		Compensation (Chair), Executive, and Nominating and Corporate Governance	Industrial Income Trust, Inc.
Mason G. Ross	70	2009	Retired Executive Vice President and Chief Investment Officer, Northwestern Mutual Life	Yes		Compensation and Nominating and Corporate Governance	None
Dr. William P. Sexton	75	1994	Vice President, Emeritus, and Professor of Management, University of Notre Dame	Yes		Audit and Nominating and Corporate Governance	None
Steven L. Soboroff	65	2014	President of Los Angeles Police Commission Managing Partner, Soboroff Partners	Yes		TBD	None
Andrea M. Stephen	49	2013	Retired Executive Vice President, Investments, Cadillac Fairview Corporation Limited	Yes		Audit and Compensation	First Capital Realty Inc. and Boardwalk Real Estate Investment Trust

Ratification of our Auditors (page 68)

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Say-on-Pay (page 69)

Consistent with our stockholders' preference expressed in a vote at our annual meeting of stockholders in 2011, our Board has adopted a policy providing that stockholders vote annually to approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

The cornerstone of our executive compensation philosophy is to pay for performance and, therefore, executive compensation is heavily weighted toward "at risk" performance-based compensation. Based on our 2013 highlights, the compensation decisions made by our Compensation Committee for our named executive officers demonstrate a close link between pay and performance. Our Compensation Discussion and Analysis describes the principal components of our executive compensation program, the objectives and key features of each component and the compensation decisions made by our Compensation Committee for our named executive officers.

Please review our Compensation Discussion and Analysis beginning on page 30 and the accompanying executive compensation tables beginning on page 45 for additional details about our executive compensation programs, including information about our named executive officers' 2013 compensation.

We also have several specific elements that are designed to align our executive compensation with long-term stockholder interests as described under Specific Compensation and Corporate Governance Features on page 36.

Amendment and Re-approval of the Provisions of our Amended and Restated 2003 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code (page 71)

We are asking our stockholders to amend and re-approve certain provisions of our Amended and Restated 2003 Equity Incentive Plan which were adopted, subject to stockholder approval, by our Board of Directors. These provisions relate to our flexibility to grant certain awards under the plan that are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. We are not seeking to increase the number of shares authorized for issuance under our Amended and Restated 2003 Equity Incentive Plan.

For a description of these provisions and a summary of our Amended and Restated 2003 Equity Incentive Plan, please see pages 71-79 of our Proxy Statement.

Approve amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law (page 80)

Our Board of Directors, as part of its continuing review of corporate governance matters, recommends stockholder approval of a proposal to amend our charter to replace the current two-thirds supermajority vote requirement to amend our charter with a majority vote requirement (with certain exceptions). Our Board believes this proposal is consistent with our continuing commitment to best practices in corporate governance. The current two-thirds supermajority vote requirement to amend our charter is a high requirement, and one that constrains our stockholders from amending important provisions of our charter. In addition, our Board of Directors unanimously recommends stockholder approval of an amendment to our charter to clarify the reference to "termination" in Article NINTH of our charter to conform to the terminology of the Maryland General Corporation Law by substituting the term "dissolution" in lieu thereof.

We are asking our stockholders to approve these charter amendments as more fully described on page 80 of our Proxy Statement.

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2014

We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2014 Annual Meeting of Stockholders and at any postponement or adjournment thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April             , 2014. Our 2013 Annual Report, including financial statements for the fiscal year ended December 31, 2013, is being provided to stockholders concurrently with this Proxy Statement. Our Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to The Macerich Company as our "Company," "Macerich," "we" or "us" and to our 2014 Annual Meeting, including any postponement or adjournment thereof, as our "Annual Meeting."

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be Held on May 30, 2014. This Proxy Statement and our 2013 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the Proxy materials?

This year, we are again using the Securities and Exchange Commission or "SEC" notice and access rule that allows us to furnish our Proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. This allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Beginning on or about April             , 2014, we sent to most of our stockholders by mail a Notice of Internet Availability of Proxy Materials or "Notice" containing instructions on how to access our Proxy materials over the Internet and authorize your Proxy online. This Notice is not a Proxy and cannot be used to vote your shares. If you received only a Notice this year, you will not receive paper copies of the Proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice. We mailed to some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy materials and some of our stockholders who are participants in our benefit plans, paper copies of the Proxy materials instead of a Notice.

If you own shares of our common stock, $0.01 par value per share, referred to as "Common Stock," in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice or more than one set of paper Proxy materials. To vote all of your shares by Proxy, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

When is our Annual Meeting?

Our Annual Meeting will be held on Friday, May 30, 2014 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

What is the purpose of our Annual Meeting?

At our Annual Meeting, our stockholders will consider and vote on the following matters:

  (1)
  the election of eleven directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

  (3)
  an advisory vote to approve our named executive officer compensation;

  (4)
  the amendment and re-approval of the provisions of our Amended and Restated 2003 Equity Incentive Plan or "2003 Incentive Plan" relating to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and

  (5)
  the approval of amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law.

In addition, our stockholders will transact any other business that properly comes before our Annual Meeting. Management will also respond to appropriate questions from our stockholders.

Who is entitled to vote?

Only holders of record of our Common Stock at the close of business on the record date, March 21, 2014, are entitled to notice of and to vote at our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. Our Common Stock is our only class of securities authorized to vote. Under applicable law and our charter, a stockholder is not entitled to cumulative voting rights in the election of our directors.

Who is entitled to attend our Annual Meeting?

All of our stockholders of record as of the close of business on the record date, or their duly appointed Proxy holders, may attend our Annual Meeting.

What constitutes a quorum?

The presence, in person or by Proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 140,651,174 shares of Common Stock were outstanding and entitled to vote. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a broker holding shares for a beneficial owner returns a properly executed Proxy but does not cast a vote with respect to a particular proposal because the broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote?

Voting in Person at our Annual Meeting.    If you are a stockholder of record as of the close of business on the record date and attend our Annual Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at our Annual Meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee through which your shares of Common Stock are held of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

  •
  Authorize your Proxy by Internet.  You may authorize your Proxy over the Internet. The website for Internet authorization is provided in the Notice or on your Proxy if you received a printed set of the Proxy materials. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. In order to authorize your Proxy, you will need to have the control number that appears on the Notice or Proxy you received.

  •
  Authorize your Proxy by Telephone.  If you have received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To authorize your Proxy by telephone, you will also need your control number referred to above.

  •
  Submit your Proxy by Mail.  If you have received a printed set of the Proxy materials, you may submit your Proxy by mail by marking, signing and dating the Proxy enclosed with the Proxy materials you received and returning it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

Voting by Proxy for Shares Held through Street Name.    If your shares of Common Stock are held through street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares of Common Stock are to be voted at our Annual Meeting.

What if I sign and return a Proxy by mail or authorize my Proxy by telephone or the Internet but do not specify how I wish to vote my shares?

If you sign and return a Proxy or authorize your Proxy by telephone or the Internet but do not specify how your shares will be voted on one or more matters listed in the Notice of our Annual Meeting, the shares will be voted with respect to such matters as follows:

  FOR the election of each of the eleven nominees for director named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

  FOR the approval of the compensation of our named executive officers;

  FOR the amendment and re-approval of the provisions of our 2003 Incentive Plan relating to Section 162(m) of the Internal Revenue Code, and

  FOR the approval of amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law.

The holders of the Proxy will also have authority to vote in their discretion on other matters that may be properly brought before our Annual Meeting or that may be incidental to the conduct of the meeting.

Will other matters be voted on at our Annual Meeting?

It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

May I change my vote or revoke my Proxy after I return my Proxy?

If you are a stockholder of record as of the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

  •
  filing a written revocation with the Secretary of The Macerich Company, at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401;

  •
  authorizing a new Proxy by Internet, telephone or mail after the time and date of the previously authorized Proxy in the manner provided above under "How do I vote?"; or

  •
  appearing in person and voting by ballot at our Annual Meeting.

Any stockholder of record as of the record date attending our Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at our Annual Meeting will not constitute revocation of a previously given Proxy.

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by appearing in person and voting at our Annual Meeting.

What are our Board of Directors' recommendations?

Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly given Proxy in accordance with the recommendations of our Board of Directors. Our Board's recommendations, together with the description of each matter, are set forth in this Proxy Statement. In summary, our Board recommends that you vote your shares:

  FOR the election of each of the eleven nominees for director named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

  FOR the approval of the compensation of our named executive officers;

  FOR the amendment and re-approval of the provisions of our 2003 Incentive Plan relating to Section 162(m) of the Internal Revenue Code, and

  FOR the approval of amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law.

With respect to any other matter that properly comes before our Annual Meeting, the Proxy holders will vote in their discretion.

What vote is required to approve each matter?

Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required by our charter and/or bylaws for the election of each director nominee, ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm and approval of the executive compensation of our named executive officers. For purposes of these proposals, abstentions and broker non-votes, if any, are not counted as votes cast and therefore will not be counted in determining the outcome of any of these proposals.

The advisory vote proposal to approve our named executive officer compensation is advisory only and is not binding on our Company or our Board. Our Board, or an appropriate committee of our Board, will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by stockholders.

The affirmative vote of a majority of the votes cast on the matter at our Annual Meeting in person or by Proxy is required for the amendment and re-approval of the provisions of our 2003 Incentive Plan relating to Section 162(m) of the Internal Revenue Code. Under the New York Stock Exchange rules or "NYSE Rules," for purposes of the vote to approve the amendment and re-approval of the provisions of our 2003 Incentive Plan relating to Section 162(m) of the Internal Revenue Code, an abstention constitutes a vote cast but a broker non-vote does not. Accordingly, a broker non-vote will not be counted in determining the outcome of the vote on this matter, while an abstention will have the same effect as a vote against the matter.

Approval of the proposal to amend our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law requires the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter at our

Annual Meeting in person or by Proxy. For purposes of the vote on the proposed charter amendments, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal, although they will be considered present for the purposes of determining the presence of a quorum.

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is considered a routine item under the NYSE Rules. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify KPMG LLP as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Under our bylaws, our Board of Directors determines the number of our directors, provided that the number shall never be less than the minimum required by the Maryland General Corporation Law, nor more than twelve. The present term of our eleven director nominees will expire at our Annual Meeting. Our director nominees, if elected at our Annual Meeting, will hold office until our annual meeting of stockholders in 2015 and until their respective successors are duly elected and qualify.

Our Board of Directors, based on the recommendations of the Nominating and Corporate Governance Committee, has nominated the following individuals to serve as directors of our Company:

• Douglas D. Abbey	• Stanley A. Moore
• Dana K. Anderson	• Mason G. Ross
• Arthur M. Coppola	• Dr. William P. Sexton
• Edward C. Coppola	• Steven L. Soboroff
• Fred S. Hubbell	• Andrea M. Stephen
• Diana M. Laing

Mr. Soboroff was elected as a director by our Board of Directors on January 29, 2014 and was recommended to the Nominating and Corporate Governance Committee by Mr. A. Coppola. Each of our other director nominees was previously elected to serve on our Board by our stockholders. Each of our director nominees is currently serving as a director and has consented to be nominated and to serve if elected. However, if any nominee becomes unable or unwilling for good cause to serve as a director if elected, the Proxy holders may vote for another person nominated by our Board of Directors.

Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits a written notice regarding such recommendation to the Nominating and Corporate Governance Committee c/o our Secretary in the manner described under the heading "The Board of Directors and its Committees—Director Selection Process."

Our charter and bylaws provide that our directors are required to be elected by the affirmative vote of a majority of all the votes cast on the matter in person or by Proxy at our Annual Meeting at which a quorum is present. Our Guidelines on Corporate Governance further provide that any incumbent director who fails to receive the required vote for re-election shall offer to resign from the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation. The Board will then act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days after the date of the certification of the election results. If the resignation is not accepted, the director will generally continue to serve until the next annual meeting and until the director's successor is elected and qualifies. If the resignation is accepted, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board pursuant to our charter or bylaws. The director whose offer to resign is under consideration generally will not participate in the Board's decision regarding whether to accept or reject such director's resignation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES. PROXIES RECEIVED WILL BE VOTED "FOR" EACH OF OUR DIRECTOR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 Information Regarding our Director Nominees

Director Stock Ownership

The following table sets forth certain stock ownership information with respect to our director nominees based on information furnished by each director. The following information is as of the record date, March 21, 2014.

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock(4)
Douglas D. Abbey	6,636(5)(6)	*	—		*
Dana K. Anderson	120,485(7)	*	1,334,214	(8)	1.02%
Arthur M. Coppola(9)	315,151(10)(11)	*	2,042,598	(12)	1.65%
Edward C. Coppola(9)	384,630(13)(14)	*	1,353,178	(15)	1.22%
Fred S. Hubbell	81,177(16)(17)	*	—		*
Diana M. Laing	12,479(18)	*	—		*
Stanley A. Moore	58,589(19)	*	—		*
Mason G. Ross	7,402(20)	*	—		*
Dr. William P. Sexton	2,642(21)	*	—		*
Steven L. Soboroff	—(22)	—	—		—
Andrea M. Stephen	3,867(23)	*	—		*

*
The percentage of shares beneficially owned by this director does not exceed one percent of our outstanding shares of Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units (as defined in Note 3 below) listed.

(2)
Assumes that none of our outstanding OP Units or LTIP Units (as defined in Note 3) are redeemed for shares of Common Stock (assuming, in the case of LTIP Units, they have first been converted into OP Units).

(3)
Our Company is the sole general partner of, and owns an aggregate of approximately 93% of the ownership interests referred to as "OP Units" in, The Macerich Partnership, L.P. or our "Operating Partnership." Our Operating Partnership holds directly or indirectly substantially all of our interests in our regional shopping centers and our community/power shopping centers. Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our centers and various management companies. In connection with our formation as well as subsequent acquisitions of certain centers, OP Units were issued to certain persons in connection with the transfer of their interests in such centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to anti-dilution provisions), at our election.

Our Long-Term Incentive Plan or "LTIP" allows for the issuance of limited partnership units in the form of a class of units of our Operating Partnership referred to as "LTIP Units," as more fully described on pages 48-50 of this Proxy Statement. LTIP Units may be performance-based, service-based, or fully-vested. Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)
Assumes that all OP Units and LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(5)
Includes 2,000 shares of Common Stock held in a charitable remainder unitrust of which Mr. Abbey and his wife are trustees. Also includes 1,265 shares of non-transferrable restricted stock granted to Mr. Abbey under our 2003 Incentive Plan that will vest after May 20, 2014.

(6)
In addition to the securities disclosed in the above table, Mr. Abbey has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 8,926 stock units credited under the terms of our Eligible Directors' Deferred Compensation/Phantom Stock Plan referred to as our "Director Phantom Stock Plan," the vesting and terms of which are described under "Compensation of Directors" below. Stock units, including the stock units issued under our Director Phantom Stock Plan, are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(7)
All shares of Common Stock are held in trust by Mr. Anderson as trustee of the family trust for the benefit of Mr. Anderson and his wife.

(8)
All OP Units are held in trust by Mr. Anderson as trustee of the family trust for the benefit of Mr. Anderson and his wife.

(9)
Arthur Coppola and Edward Coppola are brothers.

(10)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child.

(11)
Includes 102,610 stock appreciation rights or "SARs" granted under our 2003 Incentive Plan that vested on March 15, 2011. SARs are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable. Also includes 211,500 shares of Common Stock which are pledged as collateral for a line of credit. Excluding his pledged shares, Mr. A. Coppola beneficially owns Macerich securities representing approximately 130 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 44 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 36 of this Proxy Statement.

(12)
Includes 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager, 66,390 vested LTIP Units, 173,947 vested performance-based LTIP Units and 38,206 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. A. Coppola has 148,874 unvested performance-based LTIP Units.

(13)
Includes 4,377 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children. All of the shares held by the family partnership are pledged as collateral for a line of credit.

(14)
Includes 72,907 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 262,098 shares of Common Stock which are pledged as collateral for a line of credit. Excluding his pledged shares, Mr. E. Coppola beneficially owns Macerich securities representing approximately 109 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 44 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 36 of this Proxy Statement.

(15)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership, 53,112 vested LTIP Units, 57,982 vested performance-based LTIP Units and 12,735 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. E. Coppola has 49,624 unvested performance-based LTIP Units.

(16)
Includes 970 shares held in trust by Mr. Hubbell as trustee and 10,511 shares held in trust for the benefit of Mr. Hubbell and his descendants. Also includes 17,344 shares held by a foundation of which Mr. Hubbell and his wife are trustees.

(17)
Includes 1,265 shares of non-transferrable restricted stock granted to Mr. Hubbell under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. Hubbell has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 56,789 stock units credited under the terms of our Director Phantom Stock Plan.

(18)
Includes 1,265 shares of non-transferrable restricted stock granted to Ms. Laing under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Ms. Laing has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 24,461 stock units credited under the terms of our Director Phantom Stock Plan.

(19)
Includes 1,265 shares of non-transferrable restricted stock granted to Mr. Moore under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. Moore has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 58,662 stock units credited under the terms of our Director Phantom Stock Plan.

(20)
Includes 1,265 shares of non-transferrable restricted stock granted to Mr. Ross under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. Ross has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 7,057 stock units credited under the terms of our Director Phantom Stock Plan.

(21)
Includes 1,265 shares of non-transferrable restricted stock granted to Dr. Sexton under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Dr. Sexton has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 55,731 stock units credited under the terms of our Director Phantom Stock Plan.

(22)
Mr. Soboroff has 2,325 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan.

(23)
Includes 1,140 shares of non-transferable restricted stock granted to Ms. Stephen under our 2003 Incentive Plan that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Ms. Stephen has 1,825 stock units that will vest after May 20, 2014 under our 2003 Incentive Plan and 4,009 stock units credited under the terms of our Director Phantom Stock Plan.

Director Biographical Information

The following provides certain biographical information with respect to our directors as well as the specific experience, qualifications, attributes and skills that led our Board to conclude that each director should serve as a member of our Board of Directors. Each director has served continuously since elected.

Summary of Board Experience

	D. Abbey	D. Anderson	A. Coppola	E. Coppola	F. Hubbell	D. Laing	S. Moore	M. Ross	W. Sexton	S. Soboroff	A. Stephen
Chief Executive Officer/President/Founder	X	X	X	X	X		X			X
Chief Financial Officer						X
Retail and/or Commercial Real Estate	X	X	X	X	X	X	X	X		X	X
Financial Literacy	X	X	X	X	X	X	X	X	X	X	X
Finance/Capital Markets/Investment	X		X	X	X	X	X	X	X	X	X
Business Operations	X	X	X	X	X	X	X	X	X	X	X
Risk Oversight/Management	X	X	X	X	X	X	X	X	X	X	X
International					X			X			X
Academic	X					X			X	X

Douglas D. Abbey
        Independent Director Nominee

  Director Since: 2010
   Age: 64
   Board Committees: Compensation and Nominating and Corporate Governance
   Other Public Company Boards: Apollo Commercial Real Estate Finance, Inc.

  Principal Occupation and Business Experience:

    Mr. Abbey is a member of the board and investment committee of IHP Capital Partners, an investment firm he co-founded in 1992, which provides capital to the home building and land development industry. He is also a Co-Founder of AMB Property Corporation where he worked in various capacities during a 22-year career from 1983 to 2005. Mr. Abbey has more than 35 years of experience in commercial and residential real estate investment and development. In addition, he is a member of the board of directors of Pacific Mutual Holding Company and Pacific LifeCorp, the parent companies of Pacific Life Insurance Company, serving on the compensation and investment committees. Mr. Abbey is also on the board of directors and a member of the nominating and governance committee and compensation committee of Apollo Commercial Real Estate Finance, Inc. On July 1, 2013, Mr. Abbey was appointed chairman of Swift Real Estate Partners.

    Mr. Abbey is also a trustee and the past vice chairman of the Urban Land Institute, a member of the board and executive committee of Bridge Housing Corporation, a non-profit affordable housing developer based in California and serves on the real estate committee of the University of California San Francisco Foundation. In addition, Mr. Abbey is a lecturer in finance at the Stanford Graduate School of Business.

  Key Qualifications, Experience and Attributes:

    Mr. Abbey brings to our Board not only the leadership expertise and unique perspective gained from co-founding IHP Capital Partners and AMB Property Corporation, but also substantial executive experience from his various positions at AMB Property Corporation. Mr. Abbey has extensive knowledge in the areas of commercial and residential real estate investment and development which allows him to bring a wealth of knowledge and experience to Board deliberations. His experience on the boards of other public and private companies further augments his range of knowledge.

Dana K. Anderson
        Director Nominee

  Director Since: 1994
   Age: 79

  Principal Occupation and Business Experience:

    Mr. Anderson has been Vice Chairman of our Board of Directors since our formation. In addition, Mr. Anderson served as our Chief Operating Officer from our formation until December 1997. Mr. Anderson is one of our Company's founders and has been with The Macerich Group or our Company since 1966. He has 49 years of shopping center experience with The Macerich Group and our Company and over 52 years of experience in the real estate industry.

  Key Qualifications, Experience and Attributes:

    Mr. Anderson's long-standing history with our Company and his understanding of our operations and growth throughout the years provide an important perspective to our Board. This institutional knowledge is complemented by his substantial experience in the real estate industry, specifically with respect to leasing and operational matters.

Arthur M. Coppola
        Director Nominee

  Director Since: 1994
   Age: 62
   Board Committees: Executive (Chair)

  Principal Occupation and Business Experience:

    Mr. A. Coppola has been our Chief Executive Officer since our formation and was elected Chairman of the Board in September 2008. As Chairman of the Board and Chief Executive Officer, Mr. A. Coppola is responsible for the strategic direction and overall management of our Company. He served as our President from our formation until his election as Chairman. Mr. A. Coppola is one of our Company's founders and has over 38 years of experience in the shopping center industry, all of which has been with The Macerich Group and our Company. From 2005 through 2010, Mr. A. Coppola was a member of the board of governors or the executive committee of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), served as the 2007 chair of the board of governors and received the 2009 NAREIT Industry Leadership Award. Mr. A. Coppola is also an attorney and a certified public accountant.

  Key Qualifications, Experience and Attributes:

    As Chairman and CEO, our Board values Mr. A. Coppola's strategic direction and vision which has resulted in our Company growing from a privately-held real estate company to a dominant national regional mall company with 52 regional and nine community/power shopping centers consisting of approximately 56 million square feet of gross leasable area. He is not only the leader of our Company but also a recognized leader within the real estate investment trust or "REIT" industry. Mr. A. Coppola's knowledge of our Company and the REIT industry, as well as his extensive business relationships with investors, retailers, financial institutions and peer companies, provide our Board with critical information necessary to oversee and direct the management of our Company. His role and experiences at our Company and within our industry give him unique insights into our Company's opportunities, operations and challenges.

Edward C. Coppola
        Director Nominee

  Director Since: 1994
   Age: 59

  Principal Occupation and Business Experience:

    Mr. E. Coppola was elected our President in September 2008. In partnership with our Chief Executive Officer, Mr. E. Coppola oversees the strategic direction of our Company. He has broad oversight over our Company's financial and investment strategies, including our Company's key lender and investor relationships. He also oversees our acquisitions and dispositions, department store relationships and development/redevelopment projects. Mr. E. Coppola was previously an Executive Vice President from our formation through September 2004 and was our Senior Executive Vice President and Chief Investment Officer from October 2004 until his election as President. He has 37 years of shopping center experience with The Macerich Group and our Company and is one of our founders. From March 16, 2006 to February 2, 2009, Mr. E. Coppola was a member of the board of directors of Strategic Hotels & Resorts, Inc., a publicly-traded REIT which owns and manages high-end hotels and resorts. Mr. E. Coppola is also an attorney.

  Key Qualifications, Experience and Attributes:

    As President, Mr. E. Coppola provides our Board with important information about the overall conduct of our Company's business. His day-to-day leadership of our Company provides our Board with valuable knowledge of our operations, plans and direction. Our Board appreciates his long history and experience in the shopping center industry as well as his expertise with respect to strategic and investment planning, finance, capital markets, acquisition, disposition and development matters.

Fred S. Hubbell
        Independent Director Nominee

  Director Since: 1994
   Age: 62
   Board Committees: Audit, Executive and Nominating and Corporate Governance (Chair)
   Other Public Company Boards: ING U.S., Inc.

  Principal Occupation and Business Experience:

    Mr. Hubbell was a member of the executive board and Chairman of Insurance and Asset Management Americas for ING Group, a Netherlands-based company and one of the world's largest banking, insurance and asset management companies, and served as an executive board member from May 2000 through April 2006. The executive board is the first-tier leadership board of ING Group and is responsible for the management of the company. Mr. Hubbell became Chairman of Insurance and Asset Management Americas in 2004 and was previously Chair of the Executive Committees of the Americas and Asia/Pacific beginning January 2000. Mr. Hubbell was also responsible for Nationale Nederlanden, ING's largest Dutch insurance company, and ING's asset management operations throughout Europe from May 2004 to April 2006. Mr. Hubbell elected to retire from ING Group's executive board effective April 25, 2006 and has returned to the United States. Mr. Hubbell was formerly Chairman, President and Chief Executive Officer of Equitable of Iowa Companies, an insurance holding company, serving as Chairman from May 1993 to October 1997, and as President and Chief Executive Officer from May 1989 to October 1997. Mr. Hubbell served as interim director of the Iowa Department of Economic Development from October 5, 2009 through January 14, 2010. From January 1, 2012 through December 31, 2012, Mr. Hubbell was a senior industry advisor to ING Group on a part-time basis. On December 31, 2012, Mr. Hubbell was elected as a member of the board of directors and audit committee of ING U.S., Inc. On May 2, 2013, ING U.S., Inc. became a publicly-traded company and on May 31, 2013, Mr. Hubbell was elected lead director, chairman of the nominating and governance committee and a member of the compensation committee. Mr. Hubbell is also an attorney.

  Key Qualifications, Experience and Attributes:

    Mr. Hubbell's extensive executive experience and leadership roles at both ING Group and Equitable of Iowa Companies provide our Board with an important perspective in terms of the management and operation of our Company. His expertise in management, strategic planning and operations assists our Board in reviewing our financial and business strategies as well as addressing the challenges our Company faces. Mr. Hubbell's experience at ING Group also provides our Board with a global perspective. In addition, Mr. Hubbell was chosen by our independent directors to serve as our Lead Director and he collaborates with Mr. A. Coppola on Board matters.

Diana M. Laing
        Independent Director Nominee

  Director Since: 2003
   Age: 59
   Board Committees: Audit (Chair) and Compensation

  Principal Occupation and Business Experience:

    Ms. Laing was the Chief Financial Officer and Secretary of Thomas Properties Group, Inc., a publicly-traded real estate operating company and institutional investment manager focused on the development, acquisition, operation and ownership of commercial properties throughout the United States, and served in such capacity from May 2004 through December 2013. She was responsible for financial reporting, capital markets transactions and investor relations. Ms. Laing served as Chief Financial Officer of each of Triple Net Properties, LLC from January through April 2004, New Pacific Realty Corporation from December 2001 to December 2003, and Firstsource Corp. from July 2000 to May 2001. From August 1996 to July 2000, Ms. Laing was Executive Vice President, Chief Financial Officer and Treasurer of Arden Realty, Inc., a publicly-traded REIT which was the largest owner and operator of commercial office properties in Southern California. From 1982 to August 1996, she served in various capacities, including Executive Vice President, Chief Financial Officer and Treasurer of Southwest Property Trust, Inc., a publicly-traded multi-family REIT which owned multi-family properties throughout the southwestern United States. Ms. Laing began her career as an auditor with Arthur Andersen & Co. She serves on the advisory boards to the Dean of the Spears School of Business and the Chairman of the School of Accounting at Oklahoma State University and is a member of the Board of Governors of the Oklahoma State University Foundation.

  Key Qualifications, Experience and Attributes:

    Our Board believes Ms. Laing's over 31 years of real estate industry experience, with her particular expertise in finance, capital markets, strategic planning, budgeting and financial reporting, make her a valuable member of our Board. This financial and real estate experience is supplemented by her substantive public company and REIT experience which enhances her understanding of the issues facing our Company and industry. Based on her financial expertise, Ms. Laing serves as the Chairperson of our Audit Committee and has been determined by our Board to be an audit committee financial expert.

Stanley A. Moore
        Independent Director Nominee

  Director Since: 1994
   Age: 75
   Board Committees: Compensation (Chair), Executive and Nominating and Corporate Governance
   Other Public Company Boards: Industrial Income Trust, Inc.

  Principal Occupation and Business Experience:

    Mr. Moore is Chairman of the Board and co-founder of Overton Moore Properties and served as its chief executive officer from 1973 through March 2011. Mr. Moore has been a director of Overton Moore Properties (or its predecessor) since 1973. Overton Moore Properties, which develops, owns and manages office, industrial and mixed-use space, is one of the top commercial real estate development firms in Los Angeles County. In addition, he is a member of the board of directors and chairman of the investment committee and nominating and corporate governance committee of Industrial Income Trust, Inc., a public, non-traded industrial REIT. Furthermore, Mr. Moore is past president of the Southern California Chapter of the National Association of Industrial and Office Parks, and is a board member of the Economic Resources Corporation of South Central Los Angeles.

  Key Qualifications, Experience and Attributes:

    Mr. Moore's experience as a CEO of a leading commercial real estate developer gives him a broad understanding of the operational, financial and strategic issues facing our Company. By virtue of his extensive real estate experience, he brings to our Board valuable knowledge in the areas of acquisitions, development, property management and finance.

Mason G. Ross
        Independent Director Nominee

  Director Since: 2009
   Age: 70
   Board Committees: Compensation and Nominating and Corporate Governance

  Principal Occupation and Business Experience:

    Mr. Ross spent 35 years at Northwestern Mutual Life, an industry-leading life insurance company, the final nine years of which he served as Executive Vice President and Chief Investment Officer. As Chief Investment Officer, his responsibilities included the design and administration of investment compensation systems, oversight of investment risk management, and the formation of the asset allocation strategy of the investment portfolio. During his prior 27 years at Northwestern Mutual Life, he held a variety of positions, including leading the company's real estate investment and private securities operations. During that time, he also served as a director of Robert W. Baird, Inc., a regional brokerage and investment banking firm, and the Russell Investment Group, an international investment management firm. Since retiring from Northwestern Mutual Life in 2007, he has remained active in the investment business and currently serves as a director of Schroeder-Manatee Ranch Inc., a privately-held real estate company and as a trustee of several large private trusts. He is the past chairman of the National Association of Real Estate Investment Managers and a former trustee of the Urban Land Institute.

  Key Qualifications, Experience and Attributes:

    Our Board values the over 40 years of investment experience of Mr. Ross and his extensive involvement in commercial real estate. His real estate financing expertise acquired over a 25-year period of providing real estate financing for all types of properties provides our Board with important knowledge in considering our Company's capital and liquidity needs.

Dr. William P. Sexton
        Independent Director Nominee

  Director Since: 1994
   Age: 75
   Board Committees: Audit and Nominating and Corporate Governance

  Principal Occupation and Business Experience:

    Dr. Sexton is Vice President, Emeritus, University Relations of the University of Notre Dame and assumed this position in 2003. From 1983 through 2003, Dr. Sexton was Vice President, University Relations of the University of Notre Dame and a member of the budget and finance committees of the University where he oversaw fiscal, internal control, personnel, budget and capital matters. After serving in this role for 20 years, he returned to teaching full time in the College of Business. He is a Full Professor in the Management Department and teaches in the University's Executive MBA Program. Dr. Sexton has been employed as a professor in the Management Department of the Business School at Notre Dame since 1966. From 2009 through 2013, Dr. Sexton also served as chairman of the audit committee of a privately-held company.

  Key Qualifications, Experience and Attributes:

    Our Board values Dr. Sexton's extensive business experience and knowledge gained from his positions as both a professor and officer of the University of Notre Dame. Our Board believes Dr. Sexton's background in management, finance and education not only supplements the experiences of our other directors but also provides a different and informative viewpoint on Board matters.

Steven L. Soboroff
        Independent Director Nominee

  Director Since: 2014
   Age: 65

  Principal Occupation and Business Experience:

    Mr. Soboroff is the President of the Los Angeles Police Commission and has served in that position since his appointment to the Board of Police Commissioners by Los Angeles Mayor Eric Garcetti in August of 2013. Since 1978, he has been the managing partner of Soboroff Partners, a shopping center development and leasing company. From January 1, 2009 to April 30, 2010, he served as Chairman and CEO of Playa Vista, one of the country's most significant multi-use real estate projects, and was the President from October 15, 2001 to December 31, 2008. Mr. Soboroff also was President of the Los Angeles Recreation and Parks Commission from 1995 to 2001 and a member of the Los Angeles Harbor Commission from 1994 to 1995. He previously served on the board of directors of FirstFed Financial Corp. beginning in 1991 through August 6, 2010. In addition, Mr. Soboroff is a board member of several non-profit philanthropic and academic organizations.

  Key Qualifications, Experience and Attributes:

    Mr. Soboroff is a well-recognized business and government leader with a distinguished record of public and private accomplishments. Mr. Soboroff contributes to the mix of experience and qualifications of our Board through both his real estate and government experience and leadership. During his career in both the public and private sectors, Mr. Soboroff acquired significant financial, real estate, managerial, and public policy knowledge as well as substantial business and government relationships. Our Board values his extensive real estate knowledge and insight into retail operations, developments and strategy, and his wealth of government relations experience. As a new board member, Mr. Soboroff further provides a fresh viewpoint to our Board's deliberations.

Andrea M. Stephen
        Independent Director Nominee

  Director Since: 2013
   Age: 49
   Board Committees: Audit and Compensation
   Other Public Company Boards: First Capital Realty, Inc. and Boardwalk Real Estate Investment Trust

  Principal Occupation and Business Experience:

    Ms. Stephen served as Executive Vice President, Investments for The Cadillac Fairview Corporation Limited ("Cadillac Fairview"), one of Canada's largest real estate office and retail property managers, from October 2002 to December 2011 and as Senior Vice President, Investments for Cadillac Fairview from May 2000 to October 2002, where she was responsible for developing and executing Cadillac Fairview's investment strategy. Prior to joining Cadillac Fairview, Ms. Stephen held the position of Director, Real Estate with the Ontario Teachers' Pension Plan Board, the largest single-profession pension plan in Canada, from December 1999 to May 2000, as well as various portfolio manager positions from September 1995 to December 1999. Previously, Ms. Stephen served as Director, Financial Reporting for Bramalea Centres Inc. for approximately two years and as an Audit Manager for KPMG LLP at the end of her over six year tenure. Ms. Stephen is a member of the board of directors for First Capital Realty Inc., Canada's leading owner, developer and operator of supermarket and drugstore anchored neighborhood and community shopping centers, and a member of the board of trustees, serving on the audit and compensation committees, of Boardwalk Real Estate Investment Trust, Canada's leading owner and operator of multi-family communities. Ms. Stephen also previously served on the board of directors of Multiplan Empreendimentos Imobiliários, S.A., a Brazilian real estate operating company, from June 2006 to March 2012.

  Key Qualifications, Experience and Attributes:

    With over 25 years in the real estate industry and extensive transactional and management experience, Ms. Stephen has a broad understanding of the operational, financial and strategic issues facing real estate companies. She brings management expertise, leadership capabilities, financial knowledge and business acumen to our Board. Her significant international investment experience also provides a global perspective as well as international relationships. In addition, her service on various boards provides valuable insight and makes her an important contributor to our Board.

The Board of Directors and its Committees

Board of Directors

  •
  Eight of our eleven directors are independent under the NYSE Rules.

  •
  All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent.

Our Company is managed under the direction of a Board of Directors composed of eleven members. Our Board of Directors met six times in 2013. Each of our directors attended all Board meetings, except Mr. Abbey missed one meeting. In addition, each such director attended at least 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2013. Mr. Soboroff was elected as a director by our Board of Directors on January 29, 2014.

Director Independence.    For a director to be considered independent, our Board must determine that the director does not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company). Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards that conform to the independence requirements of the NYSE Rules and categorical standards that identify permissible immaterial relationships between our directors and our Company. These Director Independence Standards are included in our Guidelines on Corporate Governance which are available at www.macerich.com under "Investing—Corporate Governance." Our Board has determined that the following eight current non-employee directors do not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company) and each is an independent director under our Director Independence Standards: Messrs. Abbey, Hubbell, Moore, Ross and Soboroff, Mses. Laing and Stephen and Dr. Sexton. Messrs. A. Coppola, Anderson and E. Coppola are not independent directors because they are current executive-level employees of our Company.

Board Committee Memberships

During 2013, the Board had standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. The current members of our committees, the principal functions of each committee and the number of meetings held in 2013 are shown below. All members attended each meeting of their respective Committees, except Mr. Moore missed one Compensation Committee meeting and Mr. Abbey missed one Nominating and Corporate Governance Committee meeting.

Name of Committee and Current Members	Committee Functions	Number of Meetings

Executive: Arthur M. Coppola, Chair Fred S. Hubbell* Stanley A. Moore * Lead Director	• exercising the powers and authority of the Board between Board meetings as permitted by applicable law • implementing the policy decisions of the Board on matters not delegated to other committees of the Board	1

Audit: Diana M. Laing, Chair* Fred S. Hubbell Dr. William P. Sexton Andrea M. Stephen * Audit Committee Financial Expert

•

appointing, evaluating and, where appropriate, replacing our independent public accountants

•

reviewing our financial statements with management and our independent public accountants

•

reviewing and approving with our independent public accountants the scope and results of the audit engagement

•

pre-approving audit and permissible non-audit services provided by our independent public accountants

•

reviewing the independence of our independent public accountants

•

reviewing the adequacy of our internal accounting controls and legal and regulatory compliance

•

reviewing and approving related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below

		7

Compensation: Stanley A. Moore, Chair Douglas D. Abbey Diana M. Laing Mason G. Ross Andrea M. Stephen	• approving and evaluating our executive officer compensation plans, policies and programs • reviewing annually our overall compensation structure and philosophy • reviewing and approving compensation for our executive officers • reviewing and recommending director compensation to our Board • administering certain of our employee benefit and stock plans	8

Nominating and Corporate Governance: Fred S. Hubbell, Chair Douglas D. Abbey Stanley A. Moore Mason G. Ross Dr. William P. Sexton

•

assisting our Board by identifying individuals qualified to become Board members and recommending to our Board nominees for election as directors by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings

•

recommending adoption of and changes to our Guidelines on Corporate Governance

•

leading our Board in its annual review of the performance of our Board and our committees

•

recommending to our Board director nominees for each Board committee

•

performing such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management

		5

Committee Charters.    The charters for the Executive Committee, Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are available at www.macerich.com under "Investing—Corporate Governance."

Related Party Transaction Policies and Procedures

The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply generally to any transaction or series of transactions in which our Company or an affiliate is a participant, the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any director, executive officer, stockholder of more than 5% of our Common Stock and any immediate family member thereof. Under the policies and procedures, transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. In determining whether to approve or ratify a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party's interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve or ratify such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company.

Risk Oversight

One of the principal functions of our Board of Directors is to provide oversight concerning our Company's assessment and management of risk related to our business. Our Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities as well as through its oversight of management and the committees of our Board. Management is responsible for identifying the material risks facing our Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with our Board and/or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to our Board regarding business operations and strategic planning, financial planning and budgeting, and material litigation and regulations, including any material risk to the Company relating to such matters. Our Board of Directors believes that the processes it has established to administer our Board's risk oversight function would be effective under a variety of leadership frameworks and therefore these processes do not have any material effect on our Company's leadership structure described under the heading "Board Leadership Structure" below.

Our Board has delegated oversight for specific areas of risk exposure to our Board committees as follows:

  Audit Committee.    As required by the NYSE Rules, the Audit Committee is responsible for periodically discussing our Company's overall risk assessment and risk management policies with management, our Company's internal auditors and our independent registered public accounting firm as well as our Company's plans to monitor, control and minimize such risk and exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls and oversees risk related to our compliance with legal and regulatory requirements.

  Compensation Committee.    The Compensation Committee is responsible for overseeing our Company's assessment and management of risk related to our Company's compensation plans, policies and overall philosophy as more fully described below under "Compensation Risk Assessment."

  Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee oversees the policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business.

At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any risk exposure and risk management policies with respect to such matters. Our Chief Executive Officer, Chief Legal Officer and/or Chief Financial Officer regularly attend meetings of our committees when they are not in executive session. In addition, our directors are free to communicate directly with members of management and any outside advisors regarding any matter.

Compensation Risk Assessment.    We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. While our annual incentive compensation program focuses on short-term or annual performance, our executives' annual bonuses are determined in the Compensation Committee's discretion based on its consideration of a variety of corporate and individual performance factors as described below under "Compensation Discussion and Analysis." Therefore, the Compensation Committee believes that the annual bonus program appropriately balances risk and the desire to focus executives on short-term goals important to our success without putting undue emphasis on any particular performance measure, and that it does not encourage unnecessary or excessive risk taking.

A significant portion of the compensation provided to our named executive officers is in the form of equity awards that further align executives' interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since a large percentage of our grants are subject to vesting or retention schedules to help ensure that executives always have significant value tied to our long-term stock price performance. As described in our "Compensation Discussion and Analysis," an important component of our executive compensation program is to grant executives performance-based LTIP Unit awards that vest based on the percentile ranking of our total stockholder return as compared to our peer REITs over the applicable performance period. The Compensation Committee believes these awards as well as our other LTIP Unit awards provide additional incentives for executives to create value for our stockholders and, together with the executives' equity ownership in our Company pursuant to our Stock Ownership Policies as described below, help further link their interests with those of our stockholders.

Additional Compensation Committee Matters.    The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant or adviser as it deems necessary to assist in the evaluation of director or executive officer compensation and shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant or adviser. The Compensation Committee periodically engages independent compensation consultants to assist in the development and review of our director and executive officer compensation programs, including evolving compensation trends and market survey data. After a review of various compensation consultants, the Committee retained Frederic W. Cook & Co. ("Cook & Co."), a nationally recognized independent compensation consulting firm, in late 2012 to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Committee considered the independence of Cook & Co. and determined that its engagement of Cook & Co. does not raise any conflicts of interest with our Company or any of our directors or executive officers. Cook & Co. provides no other consulting services to our Company, our executive officers or directors.

Mr. A. Coppola generally attends the Compensation Committee meetings (excluding any executive sessions) and provides his analysis and recommendations with respect to our executive compensation programs, including the compensation for our other executive officers. While Mr. A. Coppola's input is viewed by the Compensation Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation for our Company's executive officers. The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, each subcommittee to consist only of independent directors. No subcommittee has been formed.

Director Selection Process

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. This Committee will make the final recommendations of candidates to our Board for nomination.

Our Board of Directors has a policy that stockholders may recommend a director candidate for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons in writing to the Nominating and Corporate Governance Committee, c/o our Secretary, no later than the December 1 prior to the next annual meeting of stockholders, together with information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to Section 1.11 of our bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of our Board. Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 1.11 of our bylaws and within the time periods set forth herein under the heading "Stockholder Proposals and Director Nominees."

Our Nominating and Corporate Governance Committee and our Board of Directors will consider all persons properly recommended as a nominee for election to the Board in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Committee reviews the candidates taking into account the current Board membership and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity, length of service, occupational and other responsibilities (including other public company board memberships and committee memberships) of the candidates, and such other factors as the Committee may determine is appropriate for review. This process is described in our Guidelines on Corporate Governance which is available at www.macerich.com under "Investing—Corporate Governance."

Diversity.    Although our Company does not have a formal policy for the consideration of diversity in identifying nominees for director, our Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse Board and strives to create diversity in the Board as a whole when identifying and selecting nominees. Our Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including diversity of professional experience, background, skills, areas of expertise and perspective. These factors, the additional factors described above under "Director Selection Process" and others that are considered useful by our Nominating and Corporate Governance Committee are reviewed in terms of assessing the perceived needs of our Board at any particular point in time. Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company's business and affairs. On an annual basis, as part of our Board's self-evaluation, our Board assesses whether the overall mix of our Board members is appropriate for our Company.

Board Leadership Structure

Our Guidelines on Corporate Governance provide that our Board is free to make its choice for Chairman of the Board and CEO in any way that our Board considers is best for our Company. Our Board recognizes that no single leadership model is correct at all times and that, depending on the circumstances, another leadership model might be appropriate. Our Board, therefore, believes that it should have the flexibility to decide whether it is best for our Company at any point in time to combine or separate the roles of CEO and Chairman of the Board.

Our Board currently combines the role of Chairman of the Board and the role of CEO, but couples this with the Lead Director position to further strengthen our governance structure. Our Board believes this structure provides an efficient and effective leadership model for our Company given Mr. A. Coppola's strong leadership and extensive knowledge of our Company. Combining the Chairman and CEO roles in the case of Mr. A. Coppola serves as a bridge between the Board and management and fosters clear accountability, effective decision making and alignment on corporate strategy.

To ensure independent oversight, we have a strong Lead Director role as well as executive sessions of the independent directors after every Board meeting. Our current Lead Director, who was designated by our independent directors, is Mr. Hubbell. In addition to collaborating with our CEO on a regular basis, the role of the Lead Director is to prepare with our CEO our Board agendas, chair the executive sessions of the non-management directors, call meetings of the independent directors and perform such other functions as our Board or non-management directors may direct. The non-management directors meet in separate executive sessions after each regularly scheduled quarterly Board meeting. The non-management directors met four times in 2013. Each non-management director is an independent director.

Attendance at Stockholders' Meetings

Our Board encourages directors in the Santa Monica area at the time of the stockholders' meeting to attend the meeting. Our Board does not require director attendance at our stockholders' meetings because our stock is predominately held by institutional stockholders and attendance is traditionally light. At our 2013 annual stockholders' meeting, one of our management directors and three of our executive officers attended.

Contact Our Board

Individual stockholders or any other interested parties may contact our entire Board of Directors or individual members of our Board of Directors, our non-management directors as a group or the Lead Director for our non-management directors, by sending an e-mail as follows:

  Board of Directors—boardofdirectors@macerich.com
  Non-Management Directors—nonmanagementdirectors@macerich.com
  Lead Director for the Non-Management Directors—leaddirector@macerich.com

Such communications may be anonymous and also may be submitted in writing in care of:

  Attention: Secretary
  The Macerich Company
  401 Wilshire Boulevard, Suite 700
  Santa Monica, CA 90401

All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Codes of Ethics

Our Company expects that all of our directors, officers and employees maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of

Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable SEC rules and the NYSE Rules. In addition, our Company has adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics applicable to all employees and complies with the additional requirements of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. To the extent required by applicable SEC rules and NYSE Rules, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.macerich.com under "Investing—Corporate Governance—Code of Ethics." Each of these Codes of Conduct is available on our website at www.macerich.com under "Investing—Corporate Governance."

Compensation of Directors

Our non-employee directors are compensated for their services according to an arrangement authorized by our Board of Directors and recommended by the Compensation Committee. The Compensation Committee generally reviews director compensation annually. A Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director. Messrs. A. Coppola, Anderson and E. Coppola are the only directors who are also employees of our Company or a subsidiary.

In August 2013, Cook & Co. conducted a review of our non-employee director compensation program and suggested changes based on a competitive review for the Compensation Committee's consideration. Based on the recommendations by the Compensation Committee, our Board of Directors revised certain aspects of our non-employee director compensation, effective August 7, 2013. The following sets forth the compensation structure effective at the beginning of 2013, which had been in place for our non-employee directors since January 1, 2010, as well as the revised compensation structure, effective August 7, 2013:

	Structure Prior to August 7, 2013	Structure Effective as of August 7, 2013

Annual Retainer for Service on our Board	$60,000	$60,000

Annual Equity Award for Service on our Board	$75,000 of restricted stock based upon the closing price of our Common Stock on the grant date, which is granted in March of each year under our 2003 Incentive Plan with a three-year vesting period.	$110,000 of restricted stock units based upon the closing price of our Common Stock on the grant date, which is granted in March of each year under our 2003 Incentive Plan with a one-year vesting period.

Annual Retainer for Lead Director	None	$30,000

Annual Retainers for Chairs of Audit, Compensation, and Nominating & Corporate Governance Committees	Audit: $25,000 Compensation: $25,000 Nominating & Corp. Governance: $25,000	Audit: $32,500 Compensation: $32,500 Nominating & Corp. Governance: $25,000

Annual Retainer for Non-Chair Committee Membership	$12,500	$12,500

Expenses	The reasonable expenses incurred by each director (including employee directors) in connection with the performance of their duties are reimbursed.	The reasonable expenses incurred by each director (including employee directors) in connection with the performance of their duties are reimbursed.

Director Equity Award Programs

In addition, our Director Phantom Stock Plan offers our non-employee directors the opportunity to defer cash compensation otherwise payable over a three-year period and to receive that compensation (to the extent that it is actually earned by service during that period) in cash or in shares of Common Stock as elected by the director, after termination of the director's service or on a specified payment date. Such compensation includes the annual cash retainers payable to our non-employee directors. Substantially all of our current non-employee directors during his or her term of service elected to receive all or a portion of such compensation in Common Stock. Deferred amounts are generally credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the average fair market value of our Common Stock for the preceding 10 trading days. Stock unit balances are credited with additional stock units as dividend equivalents and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 500,000 shares of our Common Stock may be issued in total under our Director Phantom Stock Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in case of the death or disability of a director or, upon or after a change of control event, the termination of his or her services as a director.

Our Board of Directors also recently adopted a deferral program for the equity compensation of our non-employee directors which allows them to defer the receipt of all or a portion of their restricted stock unit awards and receive the underlying common stock after termination of service or a specified payment date. Any dividends payable with respect to those deferred restricted stock units will also be deferred and will be paid in accordance with their payment election. The deferred dividend equivalents may be paid in cash or converted into additional restricted stock units and ultimately paid in shares of our Common Stock on a one-to-one basis. The vesting of the restricted stock units is accelerated in case of the death or disability of a director or upon a change of control event.

2013 Director Compensation

The following table summarizes the compensation paid, awarded or earned with respect to each of our non-employee directors during 2013. Mr. Soboroff joined our Board on January 29, 2014.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Douglas D. Abbey	85,000	75,000	—	—	—	—	160,000
Fred S. Hubbell	121,055	75,000	—	—	—	—	196,055
Diana M. Laing	100,521	75,000	—	—	—	—	175,521
Stanley A. Moore	113,021	75,000	—	—	—	—	188,021
Mason G. Ross	85,000	75,000	—	—	—	—	160,000
Dr. William P. Sexton	85,000	75,000	—	—	—	—	160,000
Andrea M. Stephen	80,733	104,490	—	—	—	—	185,223

(1)
Pursuant to our Director Phantom Stock Plan, each director, except Mr. Ross, elected to defer fully his or her annual cash retainers for 2013 and to receive such compensation in Common Stock at a future date. Mr. Ross elected to defer 50% of his annual retainer for 2013. Therefore, for 2013 compensation, Messrs. Abbey, Hubbell, Moore and Ross, Mses. Laing and Stephen and Dr. Sexton were credited with 898, 1,880, 1,746, 657, 535, 1,103 and 1,315 stock units, respectively, which vested during 2013 as their service was provided. The amount shown for Ms. Stephen represents the prorated share of her director fees beginning January 3, 2013, the date she was elected as a director. This amount also gives effect to changes in director compensation which became effective on August 7, 2013. See "Compensation of Directors."

(2)
The amounts shown represent the grant date fair value computed in accordance with Statement of Financial Accounting Standards Bulletin ASC Topic 718 referred to as "FASB ASC Topic 718," of restricted stock awards granted under our 2003 Incentive Plan. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of stock awards during 2013 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on February 21, 2014.

Each of our non-employee directors received 1,209 shares of restricted stock on March 8, 2013 under our 2003 Incentive Plan. The closing price of our Common Stock on that date was $62.01. Ms. Stephen also received 500 shares of restricted stock upon joining our Board on January 3, 2013. The closing price of our Common Stock on that date was $58.98.

As of December 31, 2013, our non-employee directors held the following number of unvested shares of restricted stock and unpaid stock units:

Name	Unvested Shares of Restricted Stock (#)	Stock Units (#)
Douglas D. Abbey	2,643	7,466
Fred S. Hubbell	2,643	56,210
Diana M. Laing	2,643	22,437
Stanley A. Moore	2,643	58,064
Mason G. Ross	2,643	6,985
Dr. William P. Sexton	2,643	55,164
Andrea M. Stephen	1,709	3,968

 Executive Officers

The following table sets forth, as of March 31, 2014, the names, ages and positions of our executive officers and the year each became an officer.

Name	Age	Position	Officer Since
Arthur M. Coppola	62	Chairman of the Board of Directors and Chief Executive Officer	1993
Dana K. Anderson	79	Vice Chairman of the Board of Directors	1993
Edward C. Coppola	59	President	1993
Thomas E. O'Hern	58	Senior Executive Vice President, Chief Financial Officer and Treasurer	1993
Thomas J. Leanse	60	Senior Executive Vice President, Chief Legal Officer and Secretary	2012
Robert D. Perlmutter	52	Executive Vice President, Leasing	2012
Randy L. Brant	61	Executive Vice President, Real Estate	2001
Eric V. Salo	48	Executive Vice President	2000

Executive Officer Equity Ownership

The following table sets forth, as of the record date, March 21, 2014, the number of shares of our Common Stock and OP Units beneficially owned by each of the executive officers named in the Summary Compensation Table on page 45 of this Proxy Statement, whom we refer to as our "named executive officers."

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)	Percent of Common Stock(3)
Arthur M. Coppola	315,151(4)(5)	*	2,042,598(6)	1.65%
Edward C. Coppola	384,630(7)(8)	*	1,353,178(9)	1.22%
Thomas E. O'Hern	153,681(10)	*	118,130(11)	*
Thomas J. Leanse	43,599(12)	*	74,361(13)	*
Robert D. Perlmutter	2,000	*	58,468(14)	*

*
The percentage of shares beneficially owned by this executive officer does not exceed one percent of our outstanding shares of Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units listed.

(2)
Assumes that none of our outstanding OP Units or LTIP Units are redeemed for shares of Common Stock (assuming, in the case of LTIP Units, they have first been converted into OP Units).

(3)
Assumes that all OP Units and LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(4)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child.

(5)
Includes 102,610 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 211,500 shares of Common Stock which are pledged as collateral for a line of credit. Excluding his pledged shares, Mr. A. Coppola beneficially owns Macerich securities representing approximately 130 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 44 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 36 of this Proxy Statement.

(6)
Includes 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager, 66,390 vested LTIP Units, 173,947 vested performance-based LTIP Units and 38,206 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. A. Coppola has 148,874 unvested performance-based LTIP Units.

(7)
Includes 4,377 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children. All of the shares held by the family partnership are pledged as collateral for a line of credit.

(8)
Includes 72,907 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 262,098 shares of Common Stock which are pledged as collateral for a line of credit. Excluding his pledged shares, Mr. E. Coppola beneficially owns Macerich securities representing approximately 109 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 44 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 36 of this Proxy Statement.

(9)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership, 53,112 vested LTIP Units, 57,982 vested performance-based LTIP Units and 12,735 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. E. Coppola has 49,624 unvested performance-based LTIP Units.

(10)
Includes 3,861 shares of Common Stock held for Mr. O'Hern under our 401(k)/Profit Sharing Plan and 59,406 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 5,525 shares held by Mr. O'Hern as custodian for his minor children.

(11)
Includes 61,280 OP Units, 27,385 vested LTIP Units, 24,159 vested performance-based LTIP Units and 5,306 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. O'Hern has 20,676 unvested performance-based LTIP Units.

(12)
Includes 3,356 shares subject to options granted to Mr. Leanse under our 2003 Incentive Plan that are currently exercisable or become exercisable on or before May 20, 2014 and 39,932 SARs granted under our 2003 Incentive Plan that vested on September 1, 2012. In addition to the securities disclosed in the above table, Mr. Leanse has 6,712 shares subject to options that become exercisable after May 20, 2014.

(13)
Includes 20,000 OP Units, 24,896 vested LTIP Units, 24,159 vested performance-based LTIP Units and 5,306 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. Leanse has 20,676 unvested performance-based LTIP Units.

(14)
Includes 10,000 OP Units, 24,896 vested LTIP Units, 19,327 vested performance-based LTIP Units and 4,245 service-based LTIP Units that will vest after May 20, 2014. In addition to the securities disclosed in the above table, Mr. Perlmutter has 16,540 unvested performance-based LTIP Units.

Executive Officer Biographical Information

Biographical information concerning Messrs. A. Coppola, Anderson and E. Coppola is set forth above under the caption "Information Regarding our Director Nominees."

Thomas E. O'Hern became one of our Senior Executive Vice Presidents in September 2008 and has been our Chief Financial Officer and Treasurer since July 1994. Mr. O'Hern was an Executive Vice President from December 1998 through September 2008 and served as a Senior Vice President from March 1993 to December 1998. From our formation to July 1994, he served as Chief Accounting Officer, Treasurer and Secretary. From November 1984 to March 1993, Mr. O'Hern was a Chief Financial Officer at various real estate development companies. He was also a certified public accountant with Arthur Andersen & Co. and was with that firm from 1978 through 1984. Mr. O'Hern is a member of the board of directors, the audit committee chairman, a member of the nominating and corporate governance committee and was formerly a member of the compensation committee of Douglas Emmett, Inc., a publicly-traded REIT, and is a board member of several other non-profit philanthropic and academic organizations.

Thomas J. Leanse joined our Company on September 1, 2012 as one of our Senior Executive Vice Presidents, and has been our Chief Legal Officer and Secretary since October 1, 2012. Prior to joining our Company, Mr. Leanse was a partner at Katten Muchin Rosenman LLP ("Katten Muchin") from 1992 through 2012, where he specialized in the shopping center industry, representing various developers, in addition to acting as amicus curiae for the International Council of Shopping Centers. Mr. Leanse received his JD from the University of San Diego School of Law in 1978, after graduating from UC San Diego in 1975 with a BA in Political Science and a minor in Economics. He was formerly a partner in the Los Angeles office of Pepper Hamilton & Scheetz from 1987 to 1992, and an associate and then partner at the Long Beach office of Ball, Hunt, Hart, Brown and Baerwitz. Prior to that he was employed in Chicago, Illinois at the office of the Trust Counsel for Harris Bank and was also an Assistant State's Attorney in the Cook County State's Attorney's Office. Mr. Leanse has also acted as General Counsel to the US Ski Association and the US Ski Team. Mr. Leanse is currently on the Board of Directors of Cedars Sinai Medical Center and an officer of the Pacific Southwest Region of the Anti-Defamation League.

Robert D. Perlmutter joined our Company as Executive Vice President of Leasing in April 2012, directing specialty store retail leasing. Mr. Perlmutter was the managing member of Davis Street Land Company, a privately-held real estate company focused on the management, development and ownership of upscale shopping centers from 1998 until March 2012. He was the Chief Executive Officer of Heitman Retail Properties, where he supervised overall operations and growth of its retail holdings from 1990 to 1998. Mr. Perlmutter is a member of the board of trustees of Chatham Lodging Trust, a publicly-traded REIT which invests in upscale extended-stay hotels and premium-branded select-service hotels. In addition, he is a member of the International Council of Shopping Centers.

Randy L. Brant joined our Company in 2001 as our Senior Vice President of Development Leasing and was appointed our Executive Vice President of Real Estate in December 2007 and oversees our development operations. He has over 34 years of experience in the retail industry, specializing in upscale and entertainment-driven retail developments. Before joining our Company, he was President of Gordon/Brant, LLC, an international developer specializing in entertainment-oriented retail centers known for creating the first two phases of The Forum Shops at Caesar's Palace. Mr. Brant also previously served as Vice President of Real Estate for Simon Property Group and Vice President of Leasing for Forest City Enterprises. Mr. Brant began his career with the Ernest Hahn Company, where he was manager of shopping centers and went on to become Vice President of Leasing for the company.

Eric V. Salo was appointed Executive Vice President in February 2011 and directs the areas of asset management, property management, business development and marketing. Mr. Salo joined our Company in 1987 working in the acquisitions group, served as our Senior Vice President of Strategic Planning from August 2000 to November 2005, then as a Senior Vice President of Asset Management from November 2005 to February 2011, overseeing the Company's joint venture partner relationships, real estate portfolio performance and ancillary revenue programs. Mr. Salo served as board chairman of the Cancer Support Community—West Los Angeles, a non-profit organization providing cancer support and education from January 2009 to June 2012. In addition, Mr. Salo is a member of the International Council of Shopping Centers and directs a tuition assistance program through The Seattle Foundation.

The following Report of the Compensation Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or "Exchange Act," or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

 Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2013 and this Proxy Statement for our 2014 Annual Meeting of Stockholders.

The Compensation Committee
Stanley A. Moore, Chairman Douglas D. Abbey Diana M. Laing Mason G. Ross Andrea M. Stephen

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards. In this section, the "Committee" refers to the Compensation Committee of our Board, unless the context otherwise requires.

Performance Overview

To better understand our compensation decisions, it is helpful to supplement the discussion of our executive compensation program with an overview of the strong performance of our Company over a sustained period of time. We design our program to reward consistent financial and operating performance, with a specific focus on creating stockholder value over the long-term.

As described in detail in this Compensation Discussion and Analysis, 2013 was a transformational year for our Company as evidenced by the major progress and accomplishments across many aspects of our business. In addition, on May 8, 2013, our Company was added to the S&P 500 Index. This is especially noteworthy as the S&P 500 Index has only 19 other REITs.

As the chart below demonstrates, our Company's three-year, five-year and ten-year total stockholder return consistently performed well compared to the FTSE NAREIT All Equity REITs Index ("NAREIT Equity REITs Index") and the S&P 500 Index, and in fact outperformed both indices over the five-year and ten-year periods.

In addition, the following charts show certain of our key financial metrics over the past three years: adjusted funds from operations ("AFFO") per share-diluted,(1) sales per square foot and occupancy rates of our regional shopping center portfolio.(2) These financial metrics demonstrate our continued strong performance during 2013.

AFFO Per Share-Diluted	Sales Per Square Foot

Occupancy at Year-End

(1)
AFFO per share-diluted represents adjusted funds from operations per share on a fully-diluted basis. For the definition of AFFO per share-diluted and a reconciliation of AFFO per share-diluted to net income per share attributable to common stockholders-diluted, see Appendix I of this Proxy Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Funds from Operations and Adjusted Funds from Operations" in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
For additional information about these financial metrics, see our Annual Report on Form 10-K for the year ended December 31, 2013.

Our 2013 Fiscal Year in Review

The Committee believes 2013 was an exceptionally strong and productive year for our Company and our executive officers were instrumental in achieving those results. Under Mr. A. Coppola's leadership, our executive team delivered the following results with respect to various quantitative and qualitative corporate goals set by the Committee for 2013 in consultation with Mr. A. Coppola and our other executives. Target and high performance levels were established for the quantitative goals. As further discussed below, the Committee considered, among other factors, the Company's achievements against these quantitative and qualitative goals in reviewing the Company's corporate performance for purposes of awarding annual incentive bonuses to the named executive officers for 2013.

Operational Goals

Goal:	Achieve our AFFO per share-diluted guidance of $3.32 to $3.42.
Achievement:
AFFO per share-diluted was $3.53 in 2013, not only exceeding the high-end of our initial guidance but also the high performance level set by the Committee of $3.45. These results are even more impressive after consideration of the dilutive impact on AFFO per share from the 2013 asset sales of $0.12. In addition, AFFO per share-diluted increased 11% in 2013 compared to 2012. These positive results were fueled by strong fundamentals in our portfolio, with solid tenant sales growth, good releasing spreads, continued same center net operating income growth and significant occupancy gains.
Goal:	Achieve our same center net operating income growth guidance of 2.75% to 3.25%.
Achievement:
Same center net operating income growth was 4.11% in 2013 compared to 2.9% for 2012. This significant increase in growth also exceeded the high-end of our initial guidance and the high performance level set by the Committee of 3.75%.

Leasing Goals

Goal:	Deliver double-digit releasing spreads from our high quality "A" Centers.
Achievement:	The releasing spreads of our "A" Centers were 15.50% for 2013. These releasing spread results also exceeded the high performance level of 15% set by the Committee.
Goal:	Increase the overall occupancy level of our "B" Centers.
Achievement:
Our overall occupancy increased 80 basis points from 93.8% at December 31, 2012 to 94.6% at December 31, 2013, representing the highest occupancy level in a decade. While "B" Centers occupancy decreased in 2013, the economic impact of this decreased occupancy was mitigated by the successful sale of eight of the "B" Centers in 2013.
Goal:	Convert temporary tenants to permanent tenants.
Achievement:
There was significant progress in this area since temporary occupancy at December 31, 2013 decreased by 1.1% from December 31, 2012. The Committee's high performance level for this goal was also exceeded.
Goal:	Pre-lease at least 50% of Tysons Corner Center office.
Achievement:
We successfully signed leases for a significant portion of the office tower, including a lease with Deloitte LLP for three floors. At December 31, 2013, we had signed leases for approximately 62% of the office tower meeting the target performance level established by the Committee.

Development Goals

Goal:	Open Fashion Outlets of Chicago on August 1, 2013 with at least 80% occupancy.
Achievement:
Fashion Outlets of Chicago, a fully enclosed two-level, 528,000 square foot outlet center located near O'Hare International Airport, successfully opened on August 1, 2013 with over 90% occupancy on opening day. This Center is home to anchors Bloomingdale's The Outlet Store, Last Call by Neiman Marcus, Saks Fifth Avenue Off 5th and Forever 21, and offers one of the most outstanding fashion line-ups of any outlet center. Fashion Outlets of Chicago is a world-class destination offering a high caliber of retailers, entertainment and culture to travelers and shoppers from around the world. It is a prime example of our successful entry into the outlet business. These achievements exceeded the Committee's expectations for this goal.
Goal:	Break ground on the Fashion Outlets of Niagara Falls USA expansion and obtain lease commitments for 50% of the expansion.
Achievement:
All necessary entitlements and lender consents were obtained for this 175,000 square foot expansion and construction began in November of 2013. At December 31, 2013, we had signed leases for approximately 55% of the expansion and leases for an additional 16% were pending execution. These achievements exceeded the Committee's expectations for this goal.
Goal:	Make significant progress to open the office, residential and hotel towers of the Tysons Corner Center mixed-use development on time and on budget with minimal disruption to the retail center.
Achievement:
The 1.4 million square foot expansion of Tysons Corner Center will include a 500,000 square foot office tower, a 300 room Hyatt Regency hotel, a 430 unit luxury residential tower, and additional retail space. This development is proceeding on plan with significant construction underway at each tower and minimal disruption to the existing retail center. In fact, the net operating income of the retail center increased 1% from 2012 and occupancy is slightly higher than 2012. The Committee recognized the multiple successes at this redevelopment notwithstanding the severe weather disruptions that impacted timing. These achievements exceeded the Committee's expectations for this goal.
Goal:	Finalize entitlements and anchor approvals to enable the redevelopment of Broadway Plaza to begin in 2014.
Achievement:
Entitlements for our 235,000 square foot expansion of Broadway Plaza were received and a letter of intent providing for Macy's approval of this Center's redevelopment was executed. Demolition began in February of 2014 to transform this great retail location into one of the most dynamic centers on the West Coast. These achievements exceeded the Committee's expectations for this goal.
Goal:	Successfully open Eataly as an additional anchor of The Shops at North Bridge and advance plans regarding the integration of the 500 North Michigan Avenue office tower with The Shops at North Bridge.
Achievement:
The nation's second Eataly—and the largest at 63,000 square feet on two levels—opened at The Shops at North Bridge on December 2, 2013. Eataly is the largest artisanal Italian food and wine emporium in the world and is a strong attraction for our Center. The densification of this Center was evidenced by the successful opening in the fourth quarter of Eataly, Eddie V's and the new lower level mall entrance. Our plans to consolidate the lower three floors of 500 North Michigan Avenue and convert them into a new two-level flagship retailer were completed and leasing is in progress. These achievements exceeded the Committee's expectations for this goal.

Capital and Balance Sheet Goals

Goal:	Complete dispositions of at least $250 million of non-core assets.
Achievement:
We continued execution of our plan to dispose of non-core assets and recycle capital from these assets into our core markets and properties. Dispositions included interests in nine assets in 2013 resulting in our pro rata share of the sales proceeds of $856 million and net proceeds of $605 million. These results exceeded the high performance level set by the Committee of $800 million of sales of non-core assets.
Goal:	Continue to extend average debt maturities and reduce overall debt ratios through dispositions and/or common equity offerings.
Achievement:
We continued to strengthen our balance sheet in 2013 not only by extending our debt maturity schedule and substantially reducing our overall debt ratios, but also by improving our liquidity and enhancing our capital position. Notable accomplishments include the following:

•

As of December 31, 2013, the weighted average term of our debt was 5.9 years compared to 5.2 years as of December 31, 2012 and our floating rate debt decreased from 23.4% of total debt at December 31, 2012 to 9.10% of total debt at December 31, 2013.

• At December 31, 2013, our debt-to-EBITDA ratio decreased to 7.2x from 8.1x at December 31, 2012.
• At December 31, 2013, our debt-to-total market capitalization decreased to 40.5% compared to 43.5% at December 31, 2012.

•

Our $1.5 billion line of credit facility was amended and extended with a five-year term and an interest rate of LIBOR plus 1.375% to 2% depending on our current leverage level. This new line of credit can be expanded, depending on certain conditions, up to a total facility of $2 billion.

•

During 2013, we originated more than $2.1 billion of debt obligations secured by our properties. These transactions generated over $690 million of pro rata proceeds in excess of our share of existing debt balances on those properties.

•

2,456,956 shares of Common Stock were sold through our at-the-market equity program or "ATM Program" for net proceeds of approximately $171 million in 2013 at an average sales price of approximately $70 per share. The net proceeds from the ATM Program were used to repay outstanding indebtedness. As a result of this $171 million equity issuance and our asset sales of $856 million, our balance sheet was deleveraged by $1 billion since December 31, 2012.

This past year was highly productive in terms of strengthening our balance sheet and increasing our liquidity which we believe is critical to our future growth and success. These achievements exceeded the Committee's expectations for this goal.

These achievements by our executives highlight an exceptionally strong year of corporate performance. In light of our Company's overall strong performance and financial position, we were also able to share the benefits with our stockholders by increasing our quarterly cash dividend payable to our stockholders and OP Unit holders by 6.9% from $0.58 to $0.62 in December 2013.

Principal Components of our Executive Compensation Program and Key Compensation Decisions for Fiscal Year 2013

Based on our 2013 fiscal year highlights described above, the compensation decisions made by the Committee for our named executive officers for 2013 demonstrate a close link between pay and performance. The following provides a summary of the principal components of our 2013 executive compensation program, the objectives and key features of each component, and the compensation decisions related to each component made by the Committee for our named executive officers for 2013. The cornerstone of our executive compensation philosophy is to pay for performance and, therefore, executive compensation is heavily weighted toward "at risk" performance-based compensation.

Compensation Component	Compensation Objectives and Key Features	Key Compensation Decisions for Fiscal Year 2013
Base Salary

•

Fixed compensation component that provides a minimum level of cash to compensate the executive officer for the scope and complexity of his position.

•

Amounts based on an evaluation of the executive officer's experience, position and responsibility as well as competitive pay levels and general economic conditions.

•

Mr. A. Coppola's base salary increased from $950,000 to $1,000,000 effective February 17, 2013. There were no salary increases in 2013 for the other named executive officers. The base salaries of Messrs. O'Hern and E. Coppola have remained the same since March 2008.

Annual Incentive Bonus

•

Variable cash and/or equity compensation component that provides incentive and reward to our executive officers based on the Committee's subjective assessment of both annual corporate and individual performance using certain measures of performance.

•

Measures of corporate performance principally focused on the achievement of operational, leasing, development and capital and balance sheet goals, as described above.

•

Based on an extremely positive review of both 2013 corporate and individual performance, the Committee approved the following annual incentive awards, paid in the form of fully-vested LTIP Units. The award amounts reflect the high performance level for each executive.

                                                    LTIP Unit
    Name                                 Bonus Amount
    A. Coppola                            $4,000,000
    T. O'Hern                                $1,650,000
    E. Coppola                             $3,200,000
    T. Leanse                               $1,500,000
    R. Perlmutter                         $1,500,000

Long-Term Incentive Program

•

Variable equity compensation component that provides incentive for our executive officers to take actions that contribute to the creation of stockholder value and rewards our executive officers when our total stockholder return exceeds that of our peers.

•

Reinforces stockholder-executive officer alignment.

•

2013 Performance-based LTIP Units vested at 0% to 200% of target based on the relative performance of our total stockholder return over the performance period compared to the Equity Peer REITs.

•

LTIP Units are units in our Operating Partnership that are convertible into shares of our Common Stock under certain circumstances.

•

Executive officers are not entitled to distributions until LTIP Units vest.

•

LTIP Units must be retained for two years after vesting.

•

For 2013, the Committee granted performance-based LTIP Units to our named executive officers, which vested at 96% of the target number of units, based on the percentile ranking of our Company's total stockholder return for 2013 relative to the total stockholder return of the publicly-traded equity REITs, excluding all mortgage REITs in the NAREIT Equity REIT Index (the "Equity Peer REITs").

•

Even though these LTIP Units have vested, they must be retained by our executives until at least December 31, 2015.

Specific Compensation and Corporate Governance Features

Several elements of our program are designed to more strongly align our executive compensation with long-term stockholder interests, as described below. Our executive compensation program received significant support at our annual meeting of stockholders in 2013 with 98% of the votes cast in favor of our say-on-pay proposal.

Limited Employment Agreements.    We have no employment agreements, except for our agreement with Mr. Leanse, our Senior Executive Vice President and Chief Legal Officer. His agreement terminates on December 31, 2015.

Elimination of Excise Tax Gross-Up Provisions.    Significant progress was made in 2013 to eliminate all tax gross-up provisions from our management continuity agreements which provide change of control benefits. On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement. On August 28, 2013, notice was provided by our Company to Messrs. E. Coppola and O'Hern that their respective management continuity agreements would not be extended and, therefore, will terminate in December of 2015. The termination of these agreements was primarily based on the desire of Mr. A. Coppola and the Committee to eliminate all change of control excise tax gross-ups consistent with good corporate governance practices. Upon termination of Messrs. E. Coppola and O'Hern's management continuity agreements, all excise tax gross-up provisions will be eliminated.

Stock Ownership Guidelines.    We have robust stock ownership policies for our named executive officers and directors and each of these individuals that is subject to them is in compliance with those policies. See "Stock Ownership Policies" on page 44 of this Proxy Statement.

Clawback Policy.    Our Board adopted a clawback policy that allows us to recover incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer's incentive compensation would have been lower had the financial results been properly reported.

Anti-Hedging Policy.    Our Board also adopted a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company.

Anti-Pledging Policy.    In addition, our Board adopted a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our securities.

 Our Executive Compensation Program

Inputs to Compensation Decisions

Role of the Compensation Committee.    The Committee reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of five independent directors, Messrs. Moore, Ross and Abbey and Mses. Laing and Stephen.

Role of Compensation Consultants.    The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The Committee at various times retains independent compensation consultants to assist in the development and review of our compensation programs for our executive officers and directors. As requested by the Committee, our compensation consultants periodically provide reviews of the various elements of our compensation programs, including evolving compensation trends and market survey data.

In late 2012, the Committee conducted a review of various compensation consultants and selected Cook & Co. as its independent compensation consultant with respect to our compensation programs. Cook & Co.'s role is to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Committee has considered the independence of Cook & Co. and determined that its engagement of Cook & Co. does not raise any conflicts of interest with our Company or any of our directors or executive officers. Cook & Co. provides no other consulting services to our Company, our executive officers or directors.

Role of Data for Peer Companies.    As part of Cook & Co.'s competitive review for 2013, the following similarly-sized (primarily based on total capitalization) U.S. publicly traded REITs were used as a peer group:

Alexandria Real Estate Equities	Kilroy Realty Corporation
AvalonBay Communities, Inc.	Kimco Realty Corporation
Boston Properties, Inc.	Prologis, Inc.
Digital Realty Trust	Regency Centers Corporation
Douglas Emmett, Inc.	Simon Property Group, Inc.
Equity Residential	SL Green Realty Corp.
Federal Realty Investment Trust	Tanger Factory Outlets
General Growth Properties, Inc.	Taubman Centers, Inc.
HCP, Inc.	Ventas, Inc.
Host Hotels & Resorts, Inc.	Vornado Realty Trust

The Committee reviews compensation practices at peer companies to inform the Committee's decision-making process so it can establish compensation programs that it believes are reasonably competitive. The Committee, however, does not set compensation components to meet specific benchmarks. Instead the Committee focuses on a balance of annual and long-term compensation, which is heavily weighted toward "at risk" performance-based compensation. While the Committee does review our executive compensation program relative to the peer group to help perform its subjective analysis, peer group data is not used as the determining factor in setting compensation because each officer's role and experience is unique and actual compensation for comparable officers at the peer companies may be the result of a year of over-performance or under-performance. The Committee believes that ultimately the decision as to appropriate compensation for a particular officer should be made based on a full review of that officer's and our Company's performance.

Role of CEO.    Mr. A. Coppola generally attends the Committee meetings (excluding any executive sessions) and provides his analysis and recommendations with respect to our Company's executive compensation program, including the compensation for our other named executive officers. Given his knowledge of our executive officers and our business, the Committee believes that Mr. A. Coppola's input is an integral and vital part of the compensation process and, therefore, values his recommendations. The Committee, however, is responsible for approving the compensation for all of our named executive officers.

Objectives of the Executive Compensation Program

Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Committee believes strongly in linking compensation to performance, and has structured our compensation program to provide meaningful pay-for-performance components. Although the Committee established an executive compensation program that is intended to deliver total pay primarily linked to overall business results and total stockholder return, it also recognizes individual performance in making its executive compensation decisions. With this type of program, the Committee believes it can attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders. The Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company. The Committee does not have a strict policy to allocate a specific portion of compensation to our named executive officers between either cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive.

Elements of the Program

Our executive compensation program includes the following three principal elements:

  Base Salary.     The executive's base salary is intended to create a minimum level of fixed compensation based on the experience, position and responsibilities of the executive. The base salary of each named executive officer is reviewed by the Committee on an annual basis and is subject to discretionary increases that generally are based on, in the subjective judgment of the Committee, competitive pay levels, general economic conditions and/or other factors deemed relevant by the Committee.

  Annual Incentive Compensation Plan.     Our Company has an annual incentive compensation program for executive officers, other senior officers and key employees under which bonuses, which may be paid in the form of cash and/or equity awards, are awarded by the Committee to reflect corporate and individual performance during the prior calendar year. The Committee awards a level of annual incentive compensation that corresponds to the level of corporate and individual performance that the Committee determines was achieved for the year. The purpose of this annual incentive compensation plan is to motivate and reward executives for performance that benefits our Company and our stockholders and to recognize the contributions of our key employees.

    Corporate Performance.    The annual incentive compensation award is primarily based on overall corporate performance, which the Committee believes provides an appropriate link between executive compensation and our Company's performance. Measures of performance for 2013 principally focused on the achievement of operational, leasing, development and capital and balance sheet goals, as described above under "Executive Summary—Our 2013 Fiscal Year in Review." No particular weighting is assigned by the Committee to any performance measure for purposes of determining award amounts.

    Individual Performance.    The annual incentive compensation award is also based on the Committee's evaluation of the individual executive's performance and, therefore, provides executives with an incentive for superior individual performance. The Committee evaluates the individual performance of our named executive officers and assesses the accomplishments and progress of each individual after generally reviewing their goals regarding their respective areas of responsibility.

    Award Amounts.    The actual bonus amounts awarded to each named executive officer are determined by the Committee in its discretion based on its assessment of corporate and individual performance as described above. For corporate and individual performance, the Committee determines the level of performance that has been achieved for the year, ranging from significantly below target up to and exceeding the high performance level.

    If the Committee determines overall that the target performance level is achieved, annual incentive compensation generally is 200% of base salary (for the CEO and President) or 150% of base salary (for the other named executive officers). If the Committee believes the high performance level is met, the bonus generally equals 200% of each executive's target bonus opportunity, which is the equivalent of 400% of base salary (for the CEO and President) or 300% of base salary (for the other named executive officers). The Committee awards annual bonuses for Messrs. A. Coppola and E. Coppola at a higher percentage level of base salary than the other executives because as the CEO and President, respectively, they are our strategic leaders and manage and direct our other named executive officers.

    For a given year, the Committee makes annual incentive compensation decisions retrospectively after the end of the year, evaluating performance during that year. The Committee's determination has historically been made in the first quarter of the following year, typically after the release of our year-end financial information so as to provide the Committee with sufficient time to evaluate the performance of our Company and our executives for the prior fiscal year.

  Performance-Based LTIP.    Since 2006, our Company has had a long-term incentive program as an important means to align the interests of our executives and our stockholders, to encourage our executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure. Our long-term incentive program for named executive officers provides each executive the opportunity to earn a number of LTIP Units dependent on our relative total stockholder return. Our 2013 LTIP Units were eligible to vest at 0% to 200% of the target number of units based on the percentile ranking of our total stockholder return per share of Common Stock for 2013 relative to the Equity Peer REITs, as measured at the end of the year. (See pages 48-50 of this Proxy Statement for a more detailed description of the material terms of the LTIP Units as well as Appendix II for the list of the Equity Peer REITs.) The Committee also retains discretion to make other equity-based awards to our executive officers from time to time as it deems appropriate in the circumstances.

Other Benefits and Agreements

  Employment Agreement.     Mr. Leanse is the only named executive officer with an employment agreement. Mr. Leanse was a partner for over twenty years at Katten Muchin, a nationally recognized law firm. His employment agreement as well as his management continuity agreement described below were negotiated with him and entered into as an inducement to his appointment as our Senior Executive Vice President, Chief Legal Officer and Secretary. The employment agreement provides for an annual base salary of not less than $500,000 and a target annual bonus of $750,000 (subject to attainment of performance goals) during his three-year employment period. The employment agreement also provided for the grant on its effective date of September 1, 2012 of 20,000 fully-vested LTIP Units, 39,932 fully-vested SARs and 10,068 stock options that vest in six annual installments ending on September 1, 2017.

  The employment agreement further provides Mr. Leanse with certain severance benefits if (a) our Company terminates his employment other than for cause, death or disability or (b) Mr. Leanse terminates his employment for good reason, on or before December 31, 2015. After such date, the employment agreement terminates. For an additional description of these benefits see pages 54-55 of this Proxy Statement. Mr. Leanse also agreed to certain covenants, including confidentiality for five years after the termination date and non-solicitation of employees for one year after the termination date.

  Management Continuity Agreements.     On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement which provided for change of control benefits. On August 28, 2013, notice was provided by our Company to Messrs. E. Coppola and O'Hern that their respective management continuity agreements would not be extended and, therefore, will terminate in December of 2015. The termination of these agreements was primarily based on the desire of Mr. A.

  Coppola and the Committee to eliminate all change of control excise tax gross-ups consistent with good corporate governance practices. Upon termination of Messrs. E. Coppola and O'Hern's management continuity agreements, all excise tax gross-up provisions will be eliminated.

  We currently have management continuity agreements for three of our executive officers. On October 26, 2006, our Company amended and restated management continuity agreements with Messrs. E. Coppola and O'Hern which as noted above will terminate in December of 2015. Our Company also entered into a management continuity agreement with Mr. Leanse in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary, effective January 1, 2013. Each of these management continuity agreements has a "double trigger" feature with respect to the payment of severance benefits, which means that both a change of control and an actual or constructive termination is required in order for severance benefits to become payable. A "single trigger" applies to the automatic vesting of our unvested equity awards (other than the performance-based LTIP Units), which means that upon a change of control the awards vest. We provide single trigger vesting because we believe that the purpose of awarding executives equity incentives is to align the interests of management with our stockholders and that management should have the ability to realize the benefits of these awards on a change of control. Currently, there are no outstanding equity awards that would automatically vest upon a change of control, except for Mr. Leanse's stock options and the named executive officers' service-based LTIP Units. The only other outstanding unvested equity awards are performance-based LTIP Units which would vest based on performance achieved through the change of control but would not automatically vest. For a detailed description of these management continuity agreements, see pages 55-57 of this Proxy Statement.

  Other.     Certain of our named executive officers participate in our deferred compensation plan available to all Vice Presidents and above who earn more than $115,000 annually. See the "Nonqualified Deferred Compensation" table below for more information. Our named executive officers are also eligible to receive other benefits which are generally available to all salaried employees.

Compensation for 2013 Performance

The following provides information with respect to the compensation of our named executive officers for 2013.

  Base Salary.     Effective February 17, 2013, the Committee increased Mr. A. Coppola's base salary to $1,000,000 based on the Committee's overall assessment of his performance, the fact that he had only received two salary increases since 2002 and competitive considerations. The base salaries of Messrs. O'Hern, E. Coppola, Leanse and Perlmutter of $550,000, $800,000, $500,000 and $500,000, respectively, remained unchanged for 2013. Mr. Leanse's employment agreement provides for a base salary of not less than $500,000.

  Annual Incentive Compensation Award

    2013 Corporate Performance.    In determining annual incentive awards to our named executive officers for 2013, the Committee first reviewed our overall corporate performance focusing on a variety of measures. The Committee believes 2013 was an exceptional year for our Company marked by the successful execution of the multi-faceted operational, leasing, development and capital and balance sheet goals set by our Board and executives to significantly strengthen our capital and liquidity positions and further enhance our portfolio. Under our executive leadership, our Company achieved notable results, substantially improving the quality of our portfolio, our financial condition and our overall operational results while expanding our business and market opportunities. The Committee believes that our Company's especially strong and productive performance in 2013 was critical in establishing the foundation for our Company's future growth and success. The specific 2013 performance goals and our achievements relative to those goals that influenced the Committee's decisions for 2013 bonuses are described above under "Executive Summary—Our 2013 Fiscal Year in Review."

    2013 Individual Performance.    The Committee also focused on the 2013 individual performance of our named executive officers, with Mr. A. Coppola advising the Committee with respect to the performance of the other executives. As part of this process, the Committee discussed with Mr. A. Coppola his evaluation of the contributions of each executive, including with respect to our 2013 corporate achievements.

  After this review and based on Mr. A. Coppola's recommendation for executives other than himself, it was the Committee's view that our named executive officers all had superior 2013 performances based on the role each executive played in realizing our 2013 corporate achievements. The Committee noted the leadership of Mr. E. Coppola regarding our disposition and development strategies. His knowledge of the real estate markets as well as his significant relationships with real estate owners, partners and governmental officials were critical to the success of our disposition and development strategies. The Committee also highlighted Mr. O'Hern's success in strengthening our balance sheet, including obtaining our new $2.0 billion line of credit with significantly improved terms, completing $2.1 billion of debt financing transactions, increasing same center net operating income as well as facilitating the issuance of $171 million of Common Stock under our ATM Program at an average sales price of $70 per share. In addition, the Committee was pleased with Mr. Perlmutter's strong retail leadership and acknowledged his positive leasing results, including the highest occupancy in a decade, double-digit releasing spreads and decreased temporary occupancy. The Committee and Mr. A. Coppola also recognized Mr. Leanse's key role in negotiating the disposition of our non-core assets and his accomplishments with respect to our various ongoing legal, operational and litigation matters as well as his rapid integration into our Company following his hiring in 2012.

  In determining Mr. A. Coppola's annual incentive bonus, the Committee reviewed with Mr. A. Coppola his 2013 accomplishments against his goals. Goals for 2013 included corporate, financial, strategic and operational objectives in support of our 2013 corporate goals previously described under "Executive

  Summary—Our 2013 Fiscal Year in Review." Some of the noteworthy accomplishments achieved by Mr. A. Coppola that were considered by the Committee are as follows:

    •
    Disposition of Non-Core Assets.  Through Mr. A. Coppola's strategic vision, 2013 was a key year in terms of the execution of our long-term plan of recycling capital from the sale of our non-core assets into our core markets and assets. Mr. A. Coppola was central to the successful negotiation of the sale of our nine non-core assets which generated net proceeds of $605 million.

    •
    Development/Redevelopment Activity.  The Committee recognized Mr. A. Coppola's critical role with respect to our achievements relating to our key developments/redevelopments. We believe we have "best of class" developments, highlighted by Fashion Outlets of Chicago and Tysons Corner Center. He also brought Eataly to The Shops at North Bridge and we are the only mall owner to have this extremely successful Italian emporium. Under Mr. A. Coppola's guidance, notable progress was further made with respect to our redevelopment of Fashion Outlets of Niagara Falls USA and Broadway Plaza. Consistent with Mr. A. Coppola's strategic vision, we are successfully recycling our capital from the disposition of our non-core assets into our key developments in our core markets.

    •
    Balance Sheet and Liquidity Management.  Under Mr. A. Coppola's direction, balance sheet and liquidity management continued to be a significant accomplishment for our Company in 2013. In particular, we extended our debt maturity schedule and reduced our overall debt ratios through dispositions and/or common equity offerings. As a result of these accomplishments, we believe our Company has the strongest balance sheet in our history.

  The Committee believes that Mr. A. Coppola's management and direction of our executive team was critical to the performance of our Company in 2013 and that, as CEO, he was ultimately responsible for our tremendous corporate performance through his leadership and strategic vision.

Based on the overall extremely positive review of corporate and individual performance and Mr. A. Coppola's recommendation with respect to the other executives, the Committee approved a bonus for each of these executive officers at the high performance level. The following table shows the annual incentive compensation paid in the form of fully-vested LTIP Units in March 2014 to these executive officers for their 2013 performance based on the significant corporate and individual achievements outlined above. These amounts were converted into a number of LTIP Units based on the closing price of our Common Stock on the New York Stock Exchange or "NYSE" on the grant date.

Annual Incentive Compensation for 2013 Performance

Name	LTIP Unit Bonus Amount
Arthur M. Coppola	$4,000,000
Thomas E. O'Hern	$1,650,000
Edward C. Coppola	$3,200,000
Thomas J. Leanse	$1,500,000
Robert D. Perlmutter	$1,500,000

Performance-Based LTIP Unit Awards

The Committee continued the performance-based LTIP program in 2013, granting Messrs. A. Coppola, O'Hern, E. Coppola, Leanse and Perlmutter performance-based LTIP Units. The Committee selected a peer group for purposes of determining performance-based vesting of the 2013 LTIP Units consisting of the Equity Peer REITs and a 12-month performance period that ended on December 31, 2013. These LTIP Units vested based on our total stockholder return for 2013 relative to the Equity Peer REITs. To further align our executives' interests with our stockholders' interests, all vested 2013 LTIP Units must be retained by our executives for an additional two years after vesting. The Committee determined that the number of 2013 LTIP Units covered by the award that would vest based on our percentile ranking of our total stockholder return relative to the Equity Peer REITs for 2013 would be determined as disclosed in the table below, with linear interpolation between performance levels. A linear vesting schedule was used for the 2013 grants instead of a step function to ensure more consistent vesting levels as our percentile ranking increases.

Company Percentile Ranking Relative to the Equity Peer REITs	Percentage of LTIP Units That Vest
Below 25th	0%
At the 25th	50%
At the 50th	100%
At or Above the 75th	200%

Given our strong emphasis on "at risk" performance-based compensation, the Committee in determining the 2013 LTIP Unit awards reviewed data from our peer group and the range of potential realizable values that our executives could earn to ensure the awards would be both reasonably competitive and appropriate to motivate our leadership team. For our named executive officers, the Committee approved 2013 LTIP Unit awards which had a potential value ranging from $0 to $38,402,000 in the aggregate based on the grant date closing price of our Common Stock on the NYSE and reflecting the amount these executives could earn upon the vesting of these awards. The aggregate grant date accounting fair value of these awards, as determined by PricewaterhouseCoopers LLP, was $20,776,755. As of December 31, 2013, these executives became vested in 2013 LTIP Units with an aggregate actual value of $17,641,914 based on the closing price of our Common Stock on the NYSE. Our total stockholder return relative to the stockholder return of the Equity Peer REITs for 2013 was at the 48th percentile resulting in the vesting of 96% of the target number of units covered by the award. Even though this percentage of the 2013 LTIP Units has vested, they must be retained by our executives until at least December 31, 2015, which further aligns the interests of our executives with our stockholders because the value of the LTIP Units is directly tied to our Common Stock price.

We believe that the actual value of the 2013 LTIP Units that vested more accurately reflects the decisions of the Committee than the grant date fair value reflected in the Summary Compensation Table. The following table shows for each named executive officer the actual value of their respective 2013 LTIP Units which vested at 96% on December 31, 2013 (based on the closing price of our Common Stock on the NYSE).

Name	Actual Value at December 31, 2013
Arthur M. Coppola	$10,243,739
Thomas E. O'Hern	$1,422,724
Edward C. Coppola	$3,414,560
Thomas J. Leanse	$1,422,724
Robert D. Perlmutter	$1,138,167

Accounting and Tax Issues

The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

  LTIP Units.     As described on pages 48-49 of this Proxy Statement, LTIP Units of our Operating Partnership are intended to qualify as "profits interests" for federal income tax purposes and as such initially do not have full parity, on a per unit basis, with our Operating Partnership's common units of limited partnership with respect to liquidating distributions. Such parity can be achieved over time through priority allocations of "book-up gains" attributable to appreciation of the Operating Partnership's assets. LTIP Units, regardless of when they were issued, are eligible to share in allocable "book-up gains" since the most recent book-up or book-down of the limited partners' capital accounts.

  Section 162(m).     The Committee's policy is to consider the tax treatment of compensation paid to our executive officers while simultaneously seeking to provide our executives with appropriate rewards for their performance. Under Section 162(m) of the Internal Revenue Code, a publicly-held company may not deduct compensation of more than $1 million paid to any "covered employee" unless certain exceptions are met primarily related to performance-based compensation. Substantially all of the services rendered by our executive officers were performed on behalf of our Operating Partnership or its subsidiaries. The Internal Revenue Service has issued a series of private letter rulings which indicate that compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner is not subject to limitation under Section 162(m) to the extent such compensation is attributable to services rendered to the operating partnership. We have not obtained a ruling on this issue. Even if Section 162(m) applies to our executives' compensation, the Committee's policy is to establish compensation programs which in its view appropriately incentivize and reward our executives relative to their performance and to retain the flexibility to provide such compensation whether or not it would be deductible by our Company. However, as long as we continue to qualify as a REIT under the Internal Revenue Code, we believe the payment of non-deductible compensation should not have material adverse consequences for our Company so long as we continue to distribute at least 90% of our taxable income.

Stock Ownership Policies

Our Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, our Board has established (1) a policy that all non-employee directors own at least $300,000 of Common Stock, and until such time as compliance is achieved, all future equity grants will be retained by the non-employee director, except for sales for tax purposes approved by our Chief Legal Officer, and (2) a policy that, within three years of becoming an executive officer, the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer own Common Stock with a value equal to five times their respective base salaries and that the other named executive officers own Common Stock with a value equal to three times their respective base salaries. These policies also set forth the forms of equity interests in our Company which will count toward stock ownership (excluding any pledged securities) and allow the Board to approve exceptions from time to time. All of our directors and named executive officers that are subject to them are in compliance with these stock ownership policies.

2013 "Say-on-Pay" Advisory Vote on Executive Compensation

At our 2013 annual stockholders' meeting, an advisory resolution approving the compensation paid to our named executive officers received strong support from our stockholders. The Committee has considered the results of this vote and, as evidenced by the fact that 98% of the votes were cast in favor of this proposal, the Committee viewed these results as an indication of our stockholders' strong support of our compensation programs. Accordingly, based in part on the results of this vote, the Committee has maintained the same principal elements of our executive compensation programs for 2014 compensation.

 EXECUTIVE COMPENSATION

The following table and accompanying notes show for our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers, as of December 31, 2013, the aggregate compensation paid, awarded or earned with respect to such persons in 2011, 2012 and 2013, as applicable. In accordance with SEC rules, only fiscal 2012 and 2013 information is presented with respect to Messrs. Leanse and Perlmutter since they were not executive officers of our Company in 2011. Messrs. Leanse and Perlmutter joined our Company as executive officers on September 1, 2012 and April 16, 2012, respectively.

Summary Compensation Table—Fiscal Years 2011-2013

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)(3)	Stock Awards ($)(2)(4)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Arthur M. Coppola,	2013	992,308	(7)	—	12,063,963	—		—	—	68,777	13,125,048
Chairman of the Board	2012	950,000		3,500,000	3,777,000	—		—	—	154,605	8,381,605
of Directors and Chief Executive Officer	2011	950,000		3,300,000	4,330,000	—		—	—	156,387	8,736,387
Thomas E. O'Hern,	2013	550,000		—	1,675,552	—		—	—	116,557	2,342,109
Senior Executive Vice	2012	550,000		1,000,000	755,400	—		—	—	74,318	2,379,718
President, Chief Financial Officer and Treasurer	2011	550,000		1,000,000	866,000	—		—	—	75,096	2,491,096
Edward C. Coppola,	2013	800,000		—	4,021,299	—		—	—	113,156	4,934,445
President	2012	800,000		2,000,000	1,888,500	—		—	—	109,296	4,797,796
	2011	800,000		2,000,000	2,165,000	—		—	—	115,396	5,080,396
Thomas J. Leanse,	2013	500,000	(8)	—	1,675,552	—		—	—	41,342	2,216,894
Senior Executive Vice	2012	—	(8)	400,000	1,191,400	483,500	(9)	—	—	—	2,074,900
President, Chief Legal Officer and Secretary
Robert D. Perlmutter,	2013	500,000		—	1,340,389	—		—	—	104,630	1,945,019
Executive Vice President, Leasing	2012	346,154	(10)	1,000,000	549,700	—		—	—	37,198	1,933,052

(1)
Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See "Nonqualified Deferred Compensation" table below for more information.

(2)
SEC Reporting of Cash and Equity Awards

In reviewing the Summary Compensation Table, it is important to note that under SEC rules, cash awards are reported in the table for the year that they are earned regardless of when they are paid, while equity awards are reported in the table for the year that they are granted (as determined in accordance with applicable accounting rules) regardless of when they are earned.

(3)
Bonuses Reported in Year 2013

As described in the Compensation Discussion and Analysis above, the annual incentive compensation awards for our named executive officers for their 2013 performance were paid in the form of fully-vested LTIP Units on March 7, 2014. Accordingly, the LTIP Unit bonuses granted to these named executive officers for their 2013 performance will be reported in the "Stock Awards" column for 2014.

Bonuses Reported in Years 2012 and 2011

Messrs. A. Coppola, O'Hern, and E. Coppola.    The amounts reported in the "Bonus" column for 2012 and 2011 reflect the annual cash incentive compensation awards for Messrs. A. Coppola, O'Hern, and E. Coppola for their 2012 and 2011 performance.

Messrs. Leanse and Perlmutter.    The amounts reported in the "Bonus" column for 2012 reflect the annual cash incentive compensation awards for Messrs. Leanse and Perlmutter for their 2012 performance.

(4)
Stock Awards Reported in Year 2013

The amounts reflected in this column for 2013 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$22,297,857
Thomas E. O'Hern	$3,096,928
Edward C. Coppola	$7,432,578
Thomas J. Leanse	$3,096,928
Robert D. Perlmutter	$2,477,444

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on February 21, 2014.

Stock Awards Reported in Year 2012

For Messrs. A. Coppola, O'Hern, E. Coppola and Perlmutter, the amounts reflected in this column for 2012 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based on the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$10,800,000
Thomas E. O'Hern	$2,160,000
Edward C. Coppola	$5,400,000
Robert D. Perlmutter	$1,175,000

For Mr. Leanse, the amount reflected in this column for 2012 relates to LTIP Units granted under our LTIP and 2003 Incentive Plan and represents the value at the grant date computed in accordance with FASB ASC Topic 718. The LTIP Units were granted pursuant to his employment agreement and were fully-vested on the grant date as more fully described on page 39 of this Proxy Statement.

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

Stock Awards Reported in Year 2011

For Messrs. A. Coppola, O'Hern, and E. Coppola, the amounts reflected in this column for 2011 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$10,128,000
Thomas E. O'Hern	$2,025,600
Edward C. Coppola	$5,064,000

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2012.

(5)
None of the earnings on the deferred compensation of our named executive officers for 2013 were considered above-market or preferential as determined under SEC rules.

(6)
"All Other Compensation" includes the following components for 2013:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plan $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $
Arthur M. Coppola	—	—	14,041	24,135	30,601
Thomas E. O'Hern	10,200	76,442	5,780	24,135	—
Edward C. Coppola	10,200	—	9,213	24,135	69,608
Thomas J. Leanse	10,200	24,038	78	7,026	—
Robert D. Perlmutter	10,200	75,000	2,440	16,990	—

Matching Contributions.    Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under our nonqualified deferred compensation plan and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the "Nonqualified Deferred Compensation" table below.

Other Welfare Benefit Premiums.    Amounts shown reflect the premiums paid by our Company for medical and disability insurance.

Private Aircraft Use.    Amounts shown reflect the incremental cost to our Company of such executive's personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less the portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs.

(7)
Mr. A. Coppola's base salary increased to $1,000,000 effective February 17, 2013.

(8)
Mr. Leanse became an executive officer of our Company on September 1, 2012 and an employee of our Company on January 1, 2013. Pursuant to his employment agreement, he will receive an annual base salary of not less than $500,000 during the term of his employment agreement (January 1, 2013 through December 31, 2015).

(9)
This amount represents the aggregate value at the grant date computed in accordance with FASB ASC Topic 718 of Mr. Leanse's SAR award and stock option award granted under our 2003 Incentive Plan pursuant to his employment agreement as more fully described on page 39 of this Proxy Statement. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

(10)
Mr. Perlmutter began his employment with our Company on April 16, 2012. His annualized base salary for 2012 was $500,000.

Grants of Plan-Based Awards—Fiscal 2013

The following table provides information regarding performance-based LTIP Units granted to our named executive officers in 2013.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Arthur M. Coppola	2/15/13	—	—	—	90,598	181,195	362,390	—	—	—	12,063,963
Thomas E. O'Hern	2/15/13	—	—	—	12,583	25,166	50,332	—	—	—	1,675,552
Edward C. Coppola	2/15/13	—	—	—	30,199	60,398	120,796	—	—	—	4,021,299
Thomas J. Leanse	2/15/13	—	—	—	12,583	25,166	50,332	—	—	—	1,675,552
Robert D. Perlmutter	2/15/13	—	—	—	10,066	20,132	40,264	—	—	—	1,340,389

(1)
Represents awards of performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described on pages 48-50 of this Proxy Statement. Performance was measured on a cumulative basis at the end of a one-year performance period from January 1, 2013 through December 31, 2013. The number of LTIP Units reported under the "Threshold (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at the 25th percentile, which represents the minimum percentile rank that would entitle recipients to awards under the LTIP. The number of LTIP Units reported under the "Target (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at the 50th percentile. The number of LTIP Units reported under the "Maximum (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at or above the 75th percentile.

(2)
The amounts reflected in this column relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on February 21, 2014.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid, awarded or earned, are generally described under "Compensation Discussion and Analysis" and in the footnotes to the compensation tables. The material terms of our LTIP, pursuant to which LTIP Units are granted, are described below. There are no employment agreements with our named executive officers, except the agreement with Mr. Leanse which our Company entered into effective as of September 1, 2012 in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary. Mr. Leanse's agreement terminates on December 31, 2015. For a description of our severance and change of control agreements with certain of our named executive officers, see "Potential Payments Upon Termination or Change of Control."

Performance-Based LTIP Unit Awards

LTIP Units of our Operating Partnership are structured to qualify as "profits interests" for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership's common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP

Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. LTIP Units may be subject to performance-based vesting or service-based vesting.

2013 Performance-Based LTIP Units.    Messrs. A. Coppola, O'Hern, E. Coppola, Leanse and Perlmutter were granted LTIP Units in February 2013, which were subject to performance-based vesting over the 12-month performance period of January 1, 2013 through December 31, 2013. These LTIP Units were subject to forfeiture to the extent the performance requirements were not achieved. These LTIP Units vested based on the percentile ranking of our total stockholder return per share of Common Stock relative to our Equity Peer REITs, as measured at the end of the performance period. Total stockholder return was measured by the compounded total annual return per share achieved by the shares of common stock of our Company or such Equity Peer REIT and assumed reinvestment of all dividends and distributions. Our Equity Peer REITs are identified in Appendix II to this Proxy Statement.

Depending on our total stockholder return relative to the total stockholder return of our Equity Peer REITs, vesting of these LTIP Units occurred in accordance with the schedule below, with linear interpolation between performance levels. A linear vesting schedule was used for the 2013 grants instead of a step function to ensure more consistent vesting levels as our percentile ranking increases. Determination of the vesting of our performance-based LTIP Units would have occurred earlier in the event of a change of control or qualified termination of employment.

Company Percentile Ranking Relative to the Equity Peer REITs	Percentage of LTIP Units That Vest*
Below 25th	0%
At the 25th	50%
At the 50th	100%
At or Above the 75th	200%

* Linear interpolation between performance levels.

The percentage of the performance-based LTIP Units that vested effective December 31, 2013 was 96% of the target number of units covered by the award since (i) our Company's total stockholder return relative to the total stockholder return of our Equity Peer REITs for the performance period was at the 48th percentile and (ii) our total stockholder return exceeded the absolute threshold for the performance period. Although the LTIP Units have vested, they must be retained by the executives until at least December 31, 2015, which further aligns the interests of our executives with our stockholders because the value of the LTIP Units is directly tied to our Common Stock price.

Holders of the 2013 performance-based LTIP Units were only entitled to distributions during the performance period to the extent the underlying LTIP Units vested. Distributions on vested LTIP Units are equal in amount to the regular distributions paid on an equal number of common OP Units, which are equal in amount to the dividends paid on an equal number of shares of Common Stock.

2014 Performance-Based and Service-Based LTIP Units.    The Committee continued the LTIP program for 2014 and awarded LTIP Units to our named executive officers, with 25% of the total award consisting of service-based LTIP Units and 75% consisting of performance-based LTIP Units. Service-based awards were granted to support the long-term retention of our executives. The 2014 service-based LTIP Units will vest in equal annual installments over a three-year period. Vesting is generally conditioned upon the executive remaining an employee of our Company through the applicable vesting dates, and subject to acceleration of vesting in the event of a change of control of our Company or his death or disability. Upon the termination of the executive's service relationship with our Company under specified circumstances, including termination by our Company without cause, by the executive for good reason and upon retirement so long as our retirement policy is met, his service-based LTIP Units will continue to vest in accordance with the vesting schedule.

Regular and other non-liquidating distributions will be made with respect to the service-based LTIP Units from the date of their issuance to the executive. Distributions will be in the same amount and at the same time as those made with respect to common OP Units. At the end of the vesting period, distributions will continue to be made only to the extent that the service-based LTIP Units have become vested.

The 2014 performance-based LTIP Units are equally divided between two types of awards. The terms of both performance-based LTIP Unit awards are the same, except one award has a 3% absolute total stockholder return measure which if it is not met, then no LTIP Units will vest. For purposes of determining the vesting of the performance-based LTIP Units, the Equity Peer REITs will continue to be the peer group. The performance period for the new performance-based LTIP Unit awards corresponds to our fiscal year and will be from January 1, 2014 through December 31, 2014. The vesting schedule for the 2014 performance-based LTIP Units based on our percentile ranking relative to the Equity Peer REITs will be as follows, with linear interpolation between performance levels: below the 25th percentile—0%; at the 25th percentile—50%; at the 50th percentile—100% and at or above the 75th percentile—150% (reflecting a decrease from 200%). These performance-based LTIP Units, to the extent earned, must be retained until at least December 31, 2016 and the participants will not be entitled to distributions until the LTIP Units vest.

 Outstanding Equity Awards at December 31, 2013—Fiscal 2013

The following table provides information on the holdings of our named executive officers of SARs and stock options as of December 31, 2013. There were no other unvested or unearned equity awards outstanding as of December 31, 2013.

	Option Awards(1)								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Arthur M. Coppola	102,610	(1)	—		—	56.63	(1)	3/7/18	—	—	—	—
Thomas E. O'Hern	59,406	(1)	—		—	56.63	(1)	3/7/18	—	—	—	—
Edward C. Coppola	72,907	(1)	—		—	56.63	(1)	3/7/18	—	—	—	—
Thomas J. Leanse	39,932	(2)	—		—	59.57		9/1/22	—	—	—	—
	3,356	(3)	6,712	(4)	—	59.57		9/1/22	—	—	—	—
Robert D. Perlmutter	—		—		—	—		—	—	—	—	—

(1)
Represents SAR awards that vested on March 15, 2011 and the number and exercise price reflect certain anti-dilutive adjustments under our 2003 Incentive Plan.

(2)
Represents Mr. Leanse's fully-vested SAR award that was granted on September 1, 2012.

(3)
Represents the one-third of Mr. Leanse's stock option award which has vested.

(4)
Represents the unvested portion of Mr. Leanse's stock option award that will vest in four equal installments beginning on September 1, 2014 and ending on September 1, 2017.

Option Exercises and Stock Vested—Fiscal 2013

The following table shows information for each of our named executive officers regarding the value of performance-based LTIP Units that vested during 2013. No options or SARs were exercised by any of our named executive officers in 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)(1)
Arthur M. Coppola	—	—	273,947	(2)	16,215,739
Thomas E. O'Hern	—	—	44,159	(3)	2,617,124
Edward C. Coppola	—	—	107,982	(4)	6,400,560
Thomas J. Leanse	—	—	24,159	(5)	1,422,724
Robert D. Perlmutter	—	—	29,327	(6)	1,735,367

(1)
This number represents the vesting during 2013 of two tranches of performance-based LTIP Units, as described below, with the 2012 performance-based LTIP Units vesting on January 31, 2013 and the 2013 performance-based LTIP Units vesting on December 31, 2013. An individual, upon the vesting of an equity award, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the market value of our Common Stock on the applicable vesting date. For purposes of this table, it is assumed one LTIP Unit represents the economic equivalent of one share of Common Stock. The LTIP Units do not realize their full economic value until certain conditions are met, as described on pages 48-50 of this Proxy Statement, and such conditions have been met for only the 2012 performance-based LTIP Units included in this table.

(2)
This number represents the vesting of 100,000 2012 performance-based LTIP Units and 173,947 2013 performance-based LTIP Units.

(3)
This number represents the vesting of 20,000 2012 performance-based LTIP Units and 24,159 2013 performance-based LTIP Units.

(4)
This number represents the vesting of 50,000 2012 performance-based LTIP Units and 57,982 2013 performance-based LTIP Units.

(5)
This number represents the vesting of 24,159 2013 performance-based LTIP Units.

(6)
This number represents the vesting of 10,000 2012 performance-based LTIP Units and 19,327 2013 performance-based LTIP Units.

 Nonqualified Deferred Compensation—Fiscal 2013

Certain of our named executive officers participate or participated in our 2005 Deferred Compensation Plan for Senior Executives, which was amended and restated as our 2013 Deferred Compensation Plan, effective January 1, 2013, referred to as our "Deferred Compensation Plan," which also includes certain amounts deferred prior to 2005 under a predecessor plan. The following table provides information with respect to our named executive officers for the Deferred Compensation Plan for the fiscal year 2013.

Name	Executive Contributions in 2013 ($)(1)	Registrant Contributions in 2013 ($)(2)	Aggregate Earnings in 2013 ($)(3)	Aggregate Withdrawals/ Distributions during 2013 ($)	Aggregate Balance at 12/31/13 ($)(4)
Arthur M. Coppola	—	—	—	—	—
Thomas E. O'Hern	362,885	76,442	220,433	—	1,463,851
Edward C. Coppola	—	—	9,515	—	370,748
Thomas J. Leanse	96,155	24,038	11,272	—	131,465
Robert D. Perlmutter	300,000	75,000	29,982	—	494,505

(1)
The amounts in this column are included in the "Salary" column of the Summary Compensation Table.

(2)
Our Company's contributions to the Deferred Compensation Plan are included in the "All Other Compensation" column of the Summary Compensation Table.

(3)
None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.

(4)
The balances shown represent compensation already reported in the "Summary Compensation Table" in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

Description of Our Deferred Compensation Plan

As of December 31, 2013, Messrs. O'Hern, E. Coppola, Leanse and Perlmutter had account balances under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year. Deferral of amounts earned in 2013 by participants were limited to 85% of base salary and 85% of bonus. Our Company will credit an amount equal to the compensation deferred by a participant to that participant's deferral account under the Deferred Compensation Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the plan. For 2013, our Company matched 25% of the amount of salary and bonus deferred by a participant up to a limit of 5% of the participant's total salary and bonus.

Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants' deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts, at up to five different times that they may specify, in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections under the plan may be made under limited circumstances. Under the Deferred Compensation Plan, key employees who have elected a payment at termination of employment must generally wait six months after termination, other than as a result of death, to receive a distribution. Our Company is contributing assets to a trust, which assets remain subject to the claims of our Company's general creditors, to provide a source of funds for payment of our Company's obligations under the Deferred Compensation Plan. Employees who are eligible to participate in the Deferred Compensation Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

 Potential Payments Upon Termination or Change of Control

The following section describes potential payments and benefits to our named executive officers under our current compensation and benefit plans and arrangements had a termination of employment or a change of control of our Company occurred on December 31, 2013. In addition, our 2003 Incentive Plan contains provisions regarding the acceleration of vesting and modification of equity awards. The Compensation Committee is authorized to accelerate the vesting of and modify outstanding awards as well as authorize discretionary severance payments to our named executive officers upon termination.

None of our named executive officers have an employment agreement with our Company, except Mr. Leanse. The severance benefits provided in Mr. Leanse's employment agreement are described below. Currently, Messrs. O'Hern, E. Coppola and Leanse each have a management continuity agreement which provides for change of control benefits as described below.

On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement which provided for change of control benefits. On August 28, 2013, notice was provided by our Company to Messrs. E. Coppola and O'Hern that their respective management continuity agreements would not be extended and, therefore, will terminate in December of 2015. The termination of these agreements was primarily based on the desire of Mr. A. Coppola and the Compensation Committee to eliminate all change of control excise tax gross-ups consistent with good corporate governance practices. Upon termination of Messrs. E. Coppola and O'Hern's management continuity agreements, all excise tax gross-up provisions will be eliminated.

Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive all accrued, vested or earned but deferred compensation and benefits during his term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances.

Payments Made/Benefits Received Upon Termination

With Cause

  •
  If a named executive officer's employment is terminated with cause, he will forfeit all unvested equity awards as of the termination date.

Without Cause

  •
  If a named executive officer's employment is terminated for any reason, other than (i) by death, disability, resignation or retirement of such officer or (ii) by termination with cause,

  (1)
  except as provided below, his equity awards that have not vested as of such termination date will be forfeited,

  (2)
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations,

  (3)
  his unvested performance-based LTIP Units will be eligible to vest based on performance through the executive's termination date (this will also occur if the executive terminates his employment for good reason), and

  (4)
  his unvested service-based LTIP Units will continue to vest in accordance with the vesting schedule (this will also occur if the executive terminates his employment for good reason).

  •
  In addition, if Mr. Leanse's employment is terminated without cause during the term of his employment agreement (January 1, 2013 through December 31, 2015), he will receive a lump sum payment of $2,500,000, subject to receipt of a standard employee release and settlement agreement. (This will also occur if Mr. Leanse terminates his employment for good reason.)

Payments Made/Benefits Received Upon Resignation

In the event of the resignation of a named executive officer,

  •
  his equity awards that have not vested as of such termination date will be forfeited, and

  •
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations.

Payments Made/Benefits Received Upon Retirement

In the event of the retirement of a named executive officer,

  •
  under our current retirement policy and except as provided below, all outstanding equity awards will continue to vest in accordance with the vesting schedule originally set forth in his award agreement provided the named executive officer retires at 55 or older, has at least ten years of service with our Company and has not been directly or indirectly employed by a competitor at any time after his retirement.

  •
  if a named executive officer does not meet the requirements for retirement under our current retirement policy and the Compensation Committee does not otherwise provide:

  •
  his equity awards that have not vested as of his retirement date will be forfeited, and

  •
  he will have 12 months from his retirement date to exercise vested options and SARs, subject to specified limitations.

  •
  he will forfeit all unvested performance-based and service-based LTIP Units, unless the Compensation Committee determines in its sole discretion to provide for vesting of some or all such LTIP Units.

Payments Made/Benefits Received Upon Death or Disability

In the event of death or disability of a named executive officer while employed,

  •
  his benefits under our long-term disability plan or payments under our life insurance plan(s), as appropriate, will be distributed,

  •
  his vested stock options or SARs may be exercised for 12 months after the date of his disability or death,

  •
  except as provided below, his unvested equity awards will immediately vest, and

  •
  his unvested performance-based LTIP Units will be eligible to vest based on performance through the executive's date of death or disability.

Payments Made/Benefits Received Upon Change of Control

  Management Continuity Agreements

We currently have management continuity agreements for three of our executive officers. On October 26, 2006, our Company amended and restated management continuity agreements with Messrs. E. Coppola and O'Hern which as noted above will terminate in December of 2015. Our Company also entered into a management continuity agreement with Mr. Leanse in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary, effective January 1, 2013.

  Messrs. E. Coppola and O'Hern

The management continuity agreements for Messrs. E. Coppola and O'Hern provide that if, within two years following a change of control, the executive officer's employment is terminated (i) by us for no reason or any reason other than for cause or by reason of death or disability or (ii) by the executive for good reason, such executive officer will be entitled to receive an amount equal to three times the sum of:

  •
  the executive's base salary; and

  •
  the amount of the highest cash and stock/unit portion of the executive's annual incentive bonus awarded for performance for each of the three preceding fiscal years, referred to as the "Bonus Amount."

For this purpose, the Bonus Amount shall also include:

  •
  any supplemental or special cash and/or stock/unit bonus awarded to the executive for the applicable year;

  •
  any cash portion of an incentive bonus which the executive has elected to convert into restricted stock, stock units or service-based LTIP Units under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program or other comparable, optional stock-in-lieu of cash benefit programs; and

  •
  the value of any outstanding performance-based LTIP Units that vest during the applicable year as provided in any LTIP Unit award agreement.

In addition, the executive will receive all accrued obligations, including a pro rata share of the Bonus Amount for the year in which the termination occurs.

Our Company will also generally continue welfare benefits for the executive officer and his family at least equal to, and at the same after-tax cost to the executive officer and/or his family, as those that would have been provided to them in accordance with the plans, programs, practices and policies as in effect immediately prior to the change of control, generally until up to the third anniversary of the termination date.

Upon a change of control, any shares of restricted stock, stock units or service-based LTIP Units held by the executive that remain unvested shall immediately vest, any unvested stock options or SARs held by the executive shall vest in full and be immediately exercisable and any outstanding performance-based LTIP Units shall vest as provided in the applicable award agreement. See "Discussion of Summary Compensation and Grants of Plan-Based Awards Table—Performance-Based LTIP Units." Any such stock options or SARs shall remain exercisable for a period at least until the first to occur of (1) the expiration of the full term of the option or SAR and (2) one year after the date on which the change of control occurs.

  •
  "Good reason" means an action taken by our Company resulting in a material negative change in the employment relationship and generally includes the assignment to the executive of any duties materially inconsistent in any respect with the executive's position, authority, duties or responsibilities or any other material diminution in such position, authority, duties or responsibilities, one or more reductions in base salary that, individually or in the aggregate, exceed 10%, a change in his principal office location, material modification of bonus, benefit plans or fringe benefits or material breach of the management continuity agreement or any employment agreement by our Company or its successors or assigns.

  •
  "Change of control" generally requires a corporate transaction involving a 40% or greater change in ownership, certain majority changes in our Board of Directors or with limited exceptions the acquisition of 33% or more of our outstanding shares of Common Stock or voting securities by any person.

  •
  "Cause" generally includes for each executive (1) a failure to perform in a material respect without proper cause his obligations under the management continuity agreement or any written employment agreement, (2) a felony conviction or a plea of guilty or nolo contendere to a felony, or (3) an act of fraud, dishonesty or gross misconduct materially injurious to our Company.

In addition, the management continuity agreements for Messrs. E. Coppola and O'Hern (each of which was entered into in 2006 and will terminate in December of 2015 as noted above) provide that if any payment by our Company to or for the benefit of the executive (whether pursuant to the terms of the management continuity agreement or otherwise) (a "Payment") would be subject to an excise tax imposed under certain provisions of the Code or any interest or penalties with respect thereto, referred to as the "Excise Tax," then the executive shall be entitled to receive a gross-up payment in an amount so that the executive is in the same after-tax position as if there were no Excise Tax. The executive will not receive this gross-up payment if the parachute value of all such Payments does not exceed 110% of an amount equal to 2.99 times the executive's "base amount" referred to as the "Safe Harbor Amount." In such event, the amounts payable under the management continuity agreement shall be reduced so that the parachute value of all Payments to the executive, in the aggregate, equals the Safe Harbor Amount.

Under the management continuity agreements, each executive has agreed to certain covenants, including confidentiality in perpetuity and non-solicitation of employees for two years after the termination date.

  Mr. Leanse

Mr. Leanse's management continuity agreement provides that if, within two years following a change of control, his employment is terminated (i) by us for no reason or any reason other than for cause or by reason of death or disability or (ii) by Mr. Leanse for good reason, he will generally be entitled to receive an amount equal to three times the sum of:

  •
  his base salary; and

  •
  the amount of the cash and stock/unit portion of his annual incentive bonus awarded for performance for the fiscal year immediately preceding his termination date.

In addition, Mr. Leanse will receive all accrued obligations, including a pro rata share of his bonus amount for the year in which the termination occurs. Mr. Leanse's management continuity agreement generally includes the other provisions described above with respect to Messrs. E. Coppola and O'Hern, except there is no Excise Tax gross-up payment. Instead, if any Payment by our Company would subject Mr. Leanse to an Excise Tax, the Payments under his management continuity agreement shall be reduced if the selected accounting firm determines that he would have a greater net after tax receipt of aggregate Payments if his Payments under his management continuity agreement were so reduced. To the extent Mr. Leanse is entitled to receive severance payments under his management continuity agreement, he shall not be entitled to his severance payments under his employment agreement.

Termination/Change of Control Payments Table

The following table provides the potential payments and benefits to the named executive officers, upon termination of employment or a change of control, assuming such event occurred on December 31, 2013. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

  Items Not Reflected in Table

The following items are not reflected in the table set forth below:

  •
  Accrued salary, bonus, personal time and vacation.

  •
  Costs of COBRA or any other mandated governmental assistance program to former employees.

  •
  Welfare benefits, including life insurance, provided to all salaried employees.

  •
  Amounts outstanding under our 401(k) plan or any deferred compensation plan. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See "Nonqualified Deferred Compensation" table.

  Change of Control Payments—Code Section 280G valuation

For purposes of the table below, our Company engaged PricewaterhouseCoopers LLP to estimate the Excise Tax gross-up payment to be paid by our Company arising under Code Section 280G in connection with the management continuity agreements of Messrs. E. Coppola and O'Hern. Mr. Leanse's management continuity agreement does not provide for an Excise Tax gross-up payment. Code Section 280G imposes tax penalties for compensation paid by our Company that is contingent upon a change of control and equal to or greater than three times an executive's average annual taxable compensation over the most recent five-year period (such average being referred to as the "base amount"). If tax penalties apply, all such payments above the base amount become subject to a 20% excise tax. Key assumptions of the analysis include:

  •
  Change of control and termination of employment occurs as of December 31, 2013 and the base amount is based on amounts for the five-year period ending 2012; and

  •
  The only applicable payments or benefits are cash severance (3x salary plus Bonus Amount) and a pro rata Bonus Amount based on amount of time employed during 2013 and welfare benefits.

  Other Notes Applicable to the Table

  •
  The only unvested equity awards of the named executive officers that were outstanding as of December 31, 2013 were 3,356 of Mr. Leanse's stock options, and the exercise price for his options was greater than the closing price of our Common Stock on the NYSE on that date.

  •
  Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2013.

  •
  The table assumes that a "disability" is of a long-term nature, which triggers vesting of unvested equity awards and the accelerated vesting determination of any unvested performance-based LTIP Units.

  •
  Messrs. A. Coppola and E. Coppola also have death benefit coverage under a split-dollar life insurance policy. No premiums have been paid by our Company under this policy since July 30, 2002. At the time of their death, the total premiums our Company previously paid for the policies will be recovered and the remaining death benefits will be paid to their designated beneficiaries.

  •
  As previously described, the "Change of control/Termination" benefits shown in the table below for Messrs. E. Coppola and O'Hern will terminate in December of 2015.

Termination/Change of Control Payments

	Cash Severance ($)	Miscellaneous Benefits ($)	Life Insurance Proceeds ($)	280G Tax Gross-Up ($)	Total ($)
Arthur M. Coppola
Termination with cause	—	—	—	—	—
Termination without cause	—	—	—	—	—
Resignation	—	—	—	—	—
Retirement	—	—	—	—	—
Death	—	—	2,000,000	—	2,000,000
Disability	—	(1)	—	—	—
Change of control	—	—	—	—	—
Change of control/Termination	—	—	—	—	—
Thomas E. O'Hern
Termination with cause	—	—	—	—	—
Termination without cause	—	—	—	—	—
Resignation	—	—	—	—	—
Retirement	—	—	—	—	—
Death	—	—	1,100,000	—	1,100,000
Disability	—	(1)	—	—	—
Change of control	—	—	—	—	—
Change of control/Termination	19,523,939	92,529 (2)	—	11,969,586	31,586,054
Edward C. Coppola
Termination with cause	—	—	—	—	—
Termination without cause	—	—	—	—	—
Resignation	—	—	—	—	—
Retirement	—	—	—	—	—
Death	—	—	1,600,000	—	1,600,000
Disability	—	(1)	—	—	—
Change of control	—	—	—	—	—
Change of control/Termination	34,616,331	102,828 (2)	—	16,333,287	51,052,446
Thomas J. Leanse
Termination with cause	—	—	—	—	—
Termination without cause	2,500,000	—	—	—	2,500,000
Resignation	—	—	—	—	—
Retirement	—	—	—	—	—
Death	—	—	1,000,000	—	1,000,000
Disability	—	(1)	—	—	—
Change of control	—	—	—	—	—
Change of control/Termination	3,100,000	21,313 (2)	—	—	3,121,313
Robert D. Perlmutter
Termination with cause	—	—	—	—	—
Termination without cause	—	—	—	—	—
Resignation	—	—	—	—	—
Retirement	—	—	—	—	—
Death	—	—	1,000,000	—	1,000,000
Disability	—	(1)	—	—	—
Change of control	—	—	—	—	—
Change of control/Termination	—	—	—	—	—

(1)
Upon disability, the executive will generally receive up to $25,000 monthly until his return to employment.

(2)
Amount represents the estimated value of continuing welfare benefits for 36 months after December 31, 2013.

 EQUITY COMPENSATION PLAN INFORMATION

Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and our Director Phantom Stock Plan. Our Company also maintains our Employee Stock Purchase Plan ("ESPP"). Except as described in footnote 4 to the table, each of these plans has been approved by our Company's stockholders.

The following table sets forth, for each of our Company's equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2013.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	2,782,742	(2)	$56.68	6,267,188	(3)
Equity compensation plans not approved by stockholders(4)	26,306		—	223,694	(5)

Total	2,809,048		$56.68	6,490,882

(1)
These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units, OP Units or LTIP Units.

(2)
Of these shares, 10,068, 1,070,991, 137,318 and 19,001 were subject to options, SARs, stock units and restricted stock, respectively, then outstanding under our 2003 Incentive Plan, 1,354,667 may be issued upon redemption of LTIP Units or OP Units under our 2003 Incentive Plan, and 190,697 were subject to stock units then credited under our Director Phantom Stock Plan. This number of shares is presented before giving effect to the shares that will be purchased under our ESPP for the purchase period ending May 31, 2014.

(3)
Of these shares, 5,701,863 were available for options, SARs, restricted stock, stock units, stock bonuses, performance-based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan and 565,325 were available for issuance under our ESPP.

(4)
In February 2010, our Board of Directors approved an amendment to our Director Phantom Stock Plan to increase the number of shares of Common Stock that may be issued pursuant to the plan. In accordance with applicable NYSE listing rules, this share increase was not required to be approved by our stockholders because the shares of Common Stock issued under the plan are issued solely in payment of deferred compensation in accordance with the terms of the plan.

(5)
These shares were available for the issuance of stock units under our Director Phantom Stock Plan. See "Compensation of Directors" on pages 23-25 of this Proxy Statement for a description of our Director Phantom Stock Plan.

 Compensation Committee Interlocks and Insider Participation

Messrs. Abbey, Moore, Ross, Mses. Laing and Stephen and Dr. Sexton each served as a member of the Compensation Committee during 2013. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2013.

Certain Transactions

The following provides a description of certain relationships and related transactions between our executive officers or members of their immediate families and our Company or our subsidiaries and affiliates. All of these relationships and related transactions were approved or ratified by the Audit Committee in accordance with our Related Party Transaction Policies and Procedures.

Macerich Management Company employs Mr. A. Coppola's son-in-law, Mr. Anderson's son and Mr. Brant's son as a Vice President of Development Leasing, a Vice President of Leasing and a Leasing Manager, respectively. None of these individuals are considered an officer under Section 16 of the Exchange Act. The total compensation and benefits paid to each of Mr. A. Coppola's son-in-law, Mr. Anderson's son and Mr. Brant's son for 2013 did not exceed $405,000.

 PRINCIPAL STOCKHOLDERS

The following table sets forth information as of the record date, March 21, 2014, with respect to the only persons known by our Company to own beneficially more than 5% of our outstanding shares of Common Stock, based solely upon Schedule 13G and Schedule 13D reports filed with the SEC, and the number of shares of Common Stock beneficially owned by our directors and executive officers as a group. Each of the persons listed below, which has reported that it may be considered a beneficial owner of more than 5% of our outstanding shares of Common Stock, has certified in a Schedule 13G filed with the SEC that, to the best of its knowledge and belief, the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of our Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect. The number of shares of Common Stock beneficially owned by each director is set forth in "Information Regarding our Director Nominees—Director Stock Ownership" and the number of shares beneficially owned by each named executive officer is set forth in "Executive Officers—Executive Officer Equity Ownership."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	19,308,887	13.73%
BlackRock, Inc.(2) 40 East 52nd Street New York, New York 10022	11,535,970	8.20%
Vanguard Specialized Funds—Vanguard REIT Index Fund(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,501,526	6.76%
Invesco Ltd.(4) 1555 Peachtree Street NE Atlanta, Georgia 30309	8,612,914	6.12%
CBRE Clarion Securities, LLC(5) 201 King of Prussia Road, Suite 600 Radnor, Pennsylvania 19087	8,239,414	5.86%
Morgan Stanley(6) Morgan Stanley Investment Management Inc. 1585 Broadway New York, New York 10036	7,106,353	5.05%
FMR LLC(7) 245 Summer Street Boston, Massachusetts 02210	7,065,945	5.02%
All directors and executive officers as a group (16 persons)(8)	1,317,543	0.93%

(1)
The Schedule 13G/A indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 401,647 shares, shared voting power with respect to 92,133 shares, sole dispositive power with respect to 18,972,643 shares and shared dispositive power with respect to 336,244 shares. The Schedule 13G/A indicates that Vanguard Fiduciary Trust Company is the beneficial owner of 179,306 shares as the result of serving as investment manager of collective trust accounts and Vanguard Investments Australia, Ltd. is the beneficial owner of 379,279 shares as a result of serving as investment manager of Australian investment offerings, and each entity is a wholly-owned subsidiary of the reporting entity. In addition, the number of shares reported as beneficially owned by The Vanguard Group, Inc. includes the 9,501,526 shares separately reported as beneficially owned by Vanguard Specialized Funds—Vanguard REIT Index Fund as described in footnote 3.

(2)
The Schedule 13G/A indicates that the reporting entity is a parent holding company and has sole voting power with respect to 10,297,203 shares and sole dispositive power with respect to 11,535,970 shares, reporting on behalf of the following subsidiaries: BlackRock Advisors, LLC, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Fund Managers Ltd., BlackRock Life Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Fund Management Ireland Limited, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd. and BlackRock Investment Management (UK) Limited.

(3)
The Schedule 13G/A indicates that the reporting entity is a registered investment company and has sole voting power with respect to all 9,501,526 shares.

(4)
The Schedule 13G/A indicates that the reporting entity is a parent holding company and a registered investment advisor filing on behalf of the following subsidiaries which are also registered investment advisors: Invesco Advisers Inc., Invesco National Trust Company, Invesco Asset Management (Japan) Limited, Invesco PowerShares Capital Management, Invesco Global Asset Management Limited and Invesco Investment Advisers, LLC. The reporting entity has sole voting power with respect to 2,757,407 shares, shared voting power with respect to 25,609 shares, sole dispositive power with respect to 8,590,093 shares and shared dispositive power with respect to 22,821 shares.

(5)
The Schedule 13G/A indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 4,373,335 shares and sole dispositive power with respect to 8,239,414 shares.

(6)
The Schedule 13G/A indicates that this joint filing reflects the securities beneficially owned by certain operating units of Morgan Stanley and its subsidiaries and affiliates. Morgan Stanley filed as a parent holding company and has sole voting power with respect to 6,122,092 shares, shared voting power with respect to 494,937 shares and shared dispositive power with respect to 7,106,353 shares. Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, is a registered investment adviser and has sole voting power with respect to 6,122,092 shares, shared voting power with respect to 494,937 shares and shared dispositive power with respect to 7,106,353 shares. Morgan Stanley Investment Management Inc.'s address is 522 Fifth Avenue, New York, New York 10036.

(7)
The Schedule 13G/A indicates that the reporting entity is a parent holding company with sole voting power with respect to 315,836 shares and sole dispositive power with respect to 7,065,945 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 5,302,270 shares as a result of acting as an investment advisor to various registered investment companies. Edward C. Johnson 3d (Chairman of FMR LLC) and FMR LLC, through its control of Fidelity and the Fidelity Funds, each has sole dispositive power with respect to the 5,302,270 shares owned by the Fidelity funds. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the board of trustees of the Fidelity funds. Fidelity is located at 245 Summer Street, Boston, Massachusetts 02210. Fidelity SelectCo, LLC ("SelectCo"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 1,447,839 shares as a result of its acting as an investment advisor to various registered investment companies. SelectCo is located at 1225 17th Street, Suite 1100, Denver, Colorado 80202. Edward C. Johnson 3d and FMR LLC, through its control of SelectCo and the SelectCo Funds, each has sole dispositive power with respect to the 1,447,839 shares owned by the SelectCo funds. Fidelity Management Trust Company ("Trust Company"), a wholly-owned subsidiary of FMR LLC and a bank located at 245 Summer Street, Boston, Massachusetts 02210, is the beneficial owner of 44,373 shares as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR LLC, through its control of the Trust Company, each has sole dispositive power and sole voting power with respect to the 44,373 shares owned by the institutional accounts. Strategic Advisers, Inc. ("Strategic

  Advisers"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 128 shares. Strategic Advisers is located at 245 Summer Street, Boston, Massachusetts 02210. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 212,313 shares as a result of its serving as an investment advisor to institutional accounts, non-U.S. mutual funds or registered investment companies owning such shares, with Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each having sole dispositive power and sole voting power with respect to the 212,313 shares owned by the institutional accounts or funds. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned subsidiary of FMR LLC and a bank, is the beneficial owner of 59,022 shares as a result of its serving as investment manager of institutional accounts owning such shares, with Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each having sole dispositive power and sole voting power with respect to the 59,022 shares owned by the institutional accounts. The principal address for PGALLC and PGATC is 900 Salem Street, Smithfield, Rhode Island 02917.

(8)
Includes options to purchase shares and SARs under our 2003 Incentive Plan which are currently exercisable or become exercisable before May 20, 2014, and restricted stock granted under our 2003 Incentive Plan. In addition, 513,567 shares of Common Stock are pledged as collateral for certain lines of credit for two executive officers. The aggregate pledged shares of these two executives represents 0.37% of our outstanding Common Stock as of our record date. See "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 36 of this Proxy Statement. See also the Notes to the tables on pages 7-9 and pages 26-27 of this Proxy Statement.

AUDIT COMMITTEE MATTERS

The Audit Committee currently consists of four members, Mr. Hubbell, Mses. Laing and Stephen and Dr. Sexton. Ms. Laing is the chairperson of the Committee and has been determined by our Board to be an audit committee financial expert. In 2013, the Audit Committee met seven times. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in January 2014 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE Rules. The Committee reviews and reassesses the adequacy of its charter annually. Our securities are listed on the NYSE and are governed by its listing standards. Each of the members of the Audit Committee is financially literate, is an independent director and meets the independence requirements for audit committees under the NYSE Rules and the Exchange Act. (See "The Board of Directors and its Committees—Director Independence;—Committee Charters; and—Audit Committee.")

The following Report of the Audit Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended, or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

 REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors assists our Board in performing its oversight responsibilities for our financial reporting process, audit process and internal controls, as more fully described in the Audit Committee's charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2013 with management and with our independent registered public accounting firm. In addition, the Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from our Company.

Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

The Audit Committee
Diana M. Laing, Chairperson
Fred S. Hubbell
Dr. William P. Sexton
Andrea M. Stephen

 Principal Accountant Fees and Services

For the years ended December 31, 2013 and 2012, our Company was billed by KPMG LLP for services in the following categories:

Audit Fees.    Fees for audit services totaled $3,394,000 in 2013 and $3,063,000 in 2012, including fees associated with the annual audit of our Company and its subsidiaries and affiliates, audit of internal control over financial reporting, the performance of interim reviews of our quarterly unaudited financial information and review of our registration statement and offering documents.

Audit-Related Fees.    No fees for audit-related services were paid to KPMG LLP in 2013 or 2012.

Tax Fees.    No fees for tax services were paid to KPMG LLP in 2013 or 2012.

All Other Fees.    There were no fees paid for any other services not described above in 2013 or 2012.

Our Company has been advised by KPMG LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

Audit Committee Pre-Approval Policy

Consistent with the SEC policies regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee approves a list of services and related fees expected to be rendered during any fiscal-year period within each of four categories of service:

  Audit Services include audit work performed on the financial statements, including audit of the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including work associated with registration statements under the Securities Act of 1933, as amended, periodic reports and other SEC documents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

  Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent registered public accounting firm, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

  Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

  Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

The Audit Committee pre-approves our independent registered public accounting firm's services within each category. In 2013, the Audit Committee pre-approved the retention of KPMG LLP to perform various audit and audit-related services for our Company as described above. For each proposed service, our independent registered public accounting firm is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent registered public accounting firm's independence. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014.

Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of KPMG LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014. PROXIES RECEIVED WILL BE VOTED "FOR" RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR COMPANY'S NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and the narrative discussion accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully under the Compensation Discussion and Analysis section beginning on page 30 of this Proxy Statement, our executive compensation program is guided by the following philosophy and objectives:

  •
  Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards.

  •
  Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Compensation Committee believes strongly in linking compensation to performance, and has designed our compensation program to deliver total pay that is primarily linked to overall business results while also recognizing individual performance. The Compensation Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company.

We urge our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and practices are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative discussion that accompanies the compensation tables which provide detailed information on the compensation of our named executive officers. The Compensation Committee and our Board of Directors believe that the policies and procedures described in the Compensation Discussion and Analysis have enabled our Company to attract, motivate and retain highly skilled executives whose performance and contributions have contributed to our Company's success.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to as the "Dodd-Frank Act") and the related rules of the SEC, our Board will request your non-binding, advisory vote on the following resolution at our Annual Meeting:

  RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the SEC's executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This proposal to approve the compensation paid to our named executive officers is advisory in nature and, therefore, not binding on our Company, our Board of Directors or our Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional duty for, our Company, our Board or our Compensation Committee. However, the Compensation Committee, which is responsible for reviewing and approving the compensation for our executive officers and reviewing our overall compensation structure and philosophy, values input from our stockholders and will consider the result of the vote when making future compensation decisions for our named executive officers.

Our Company's current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at our annual meeting of stockholders. It is expected that the next such vote will occur at our 2015 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC'S EXECUTIVE COMPENSATION DISCLOSURE RULES. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 4: AMENDMENT AND RE-APPROVAL OF THE PROVISIONS OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN RELATING TO SECTION 162(M) OF THE INTERNAL REVENUE CODE

At our Annual Meeting, stockholders will be asked to amend and re-approve certain provisions of our 2003 Incentive Plan, which were adopted, subject to stockholder approval, by our Board of Directors on January 29, 2014. These provisions relate to our flexibility to grant certain awards under our 2003 Incentive Plan that are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). We are not seeking to increase the number of shares authorized for issuance under our 2003 Incentive Plan.

Section 162(m) generally limits the deductibility of executive compensation paid to our named executive officers in any one year to $1 million. An exception to this limitation applies to qualified "performance-based compensation" as defined in the U.S. Treasury regulations under Section 162(m). This exception is referred to as the "performance-based compensation exception."

One element of our 2003 Incentive Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m). These awards are referred to as "Performance-Based Awards" and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under our 2003 Incentive Plan which may also qualify as performance-based compensation for Section 162(m) purposes. (See "Summary Description of our 2003 Incentive Plan—Performance-Based Awards" below.)

One of the requirements under the "performance-based compensation exception" of Section 162(m) is stockholder approval of our 2003 Incentive Plan under which the awards are granted. In the case of Performance-Based Awards, stockholders must also approve the material terms of the performance goals pursuant to which compensation is paid under the awards. Under Section 162(m), we are required to obtain this approval for Performance-Based Awards at least every five years. Stockholders last approved the material terms of the performance goals for Performance-Based Awards under our 2003 Incentive Plan in June 2009.

At our Annual Meeting, stockholders will be asked to approve amendments to the Performance-Based Award feature of our 2003 Incentive Plan, and specifically, (1) the extension of this feature of our 2003 Incentive Plan through the first annual meeting of stockholders that occurs in 2019 and (2) the material terms of the performance goals in our 2003 Incentive Plan under which Performance-Based Awards may be granted. These performance goals are set forth in Section 5.2 of our 2003 Incentive Plan and described in detail in Exhibit A to our 2003 Incentive Plan document. As noted above, we are not seeking to increase the number of shares authorized for issuance under our 2003 Incentive Plan.

If stockholders do not approve this proposal, the current terms of the Performance-Based Award feature under, and other terms and conditions of, our 2003 Incentive Plan will continue in effect. However, our authority to grant Performance-Based Awards under our 2003 Incentive Plan will expire as of our Annual Meeting date and we will not be able to grant Performance-Based Awards after that date unless and until the requisite stockholder approval is obtained in accordance with the provisions of Section 162(m).

As of March 21, 2014, a total of 3,173,696 shares of our Common Stock were subject to outstanding awards granted under our 2003 Incentive Plan, and an additional 3,973,412 shares of our Common Stock were then available for new award grants under our 2003 Incentive Plan.

The foregoing amendments, along with other technical changes deemed advisable by our Board of Directors, are included in our 2003 Incentive Plan, which has been filed as an appendix to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC's website at http://www.sec.gov. A copy of our 2003 Incentive Plan document may also be obtained by written request to our Corporate Secretary at The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

The principal terms of our 2003 Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of our 2003 Incentive Plan.

Summary Description of our 2003 Incentive Plan

Purpose.    The purpose of our 2003 Incentive Plan is to promote the success of our Company by providing an additional means, through the grant of stock based incentives and other awards, to attract, retain, motivate and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, our Company, its subsidiaries, and related entities. Our 2003 Incentive Plan generally provides for incentives and awards which may vest or become payable based on performance criteria or past or continued service. Our Company's subsidiaries and its related entities are collectively referred to as our "Subsidiaries."

Administration.    Our 2003 Incentive Plan provides that it may be administered by our Board of Directors or a committee consisting of one or more directors (or such greater number of directors as may be required under applicable law). Our Board of Directors has delegated general administrative authority for our 2003 Incentive Plan to the Compensation Committee of our Board of Directors and each member of that Committee is a non-employee director as well as an independent director under the NYSE Rules.

The Compensation Committee has broad authority under our 2003 Incentive Plan with respect to awards granted to eligible persons, which generally includes the authority:

  •
  to select the participants and the types of awards they may receive;

  •
  to determine the number of shares that are subject to awards and the specific terms and conditions of awards, including the price (if any) to be paid for the shares and/or the awards and any vesting criteria;

  •
  to cancel, modify or waive our Company's rights to, or modify, discontinue, suspend or terminate, any or all outstanding awards, subject to any required consents;

  •
  to accelerate or extend the exercisability or extend the term of any or all outstanding awards within the maximum term; and

  •
  to approve the forms of award agreements and construe and interpret our 2003 Incentive Plan and make all other determinations necessary or advisable for the administration of our 2003 Incentive Plan.

Notwithstanding this authority, without prior stockholder approval, the Compensation Committee will not reduce the exercise or base price of any option or SAR granted under our 2003 Incentive Plan (i.e., "reprice") by amendment, substitution, cancellation and regrant or other means, other than as a result of antidilution or other adjustments under our 2003 Incentive Plan incident to certain events such as a stock split, stock dividend, recapitalization, reorganization, or similar transaction affecting the underlying securities.

Eligibility.    Persons eligible to receive discretionary awards under our 2003 Incentive Plan include key employees (including employees who are officers) and directors of, and certain consultants or advisors to, our Company or our Subsidiaries, which we refer to as "Eligible Persons."

As of March 21, 2014, approximately 86 officers and employees of our Company and our Subsidiaries (including all of the named executive officers) and all of our non-employee directors were considered eligible under our 2003 Incentive Plan, subject to the Compensation Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive awards.

Shares Available for Awards.    The aggregate number of shares of Common Stock that may be issued pursuant to all awards under our 2003 Incentive Plan currently is 13,825,428 shares, on an adjusted basis. Shares issued in respect of any "full-value award" granted under our 2003 Incentive Plan after June 8, 2009 are counted against the share limit as 2.62 shares for every one share actually issued in connection with the award. For example, if our Company granted a restricted stock award of 100 shares of Common Stock under our 2003 Incentive Plan after

June 8, 2009, 262 shares were charged against the share limit with respect to that award. For this purpose, a "full-value award" generally means any award granted under our 2003 Incentive Plan other than a stock option or SAR.

Various additional share limits are imposed under our 2003 Incentive Plan. A maximum of:

  •
  4,000,000 shares may be issued pursuant to incentive stock options, or "ISOs" granted under our 2003 Incentive Plan. For purposes of clarity, any shares that are delivered pursuant to ISOs also count against (and are not in addition to) the aggregate 2003 Incentive Plan share limit described above.

  •
  750,000 shares may be issued under our 2003 Incentive Plan pursuant to stock options and SARs granted to any individual in any calendar year.

  •
  1,000,000 shares may be issued under our 2003 Incentive Plan pursuant to all stock-based awards granted to an individual in any calendar year.

To the extent that the exercise of an option or other award would cause the holder to own more than 9.8% of the lesser of the number or the value of the outstanding Common Stock and preferred stock (except as otherwise permitted under our charter), our Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price of a share of Common Stock, as reported on the NYSE.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under our 2003 Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, or "DER" (and, for purposes of clarity, other than as a result of an adjustment pursuant to a stock split, stock dividend or similar event), only the actual number of shares delivered with respect to the award shall be counted against the share limits of our 2003 Incentive Plan. To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under our 2003 Incentive Plan will again be available for subsequent awards under our 2003 Incentive Plan. Shares that are exchanged by a participant or withheld by our Company to pay the exercise price of an award granted under our 2003 Incentive Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under our 2003 Incentive Plan. In addition, our 2003 Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of our Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under our 2003 Incentive Plan. Our Company may not increase the applicable share limits of our 2003 Incentive Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards.    Our 2003 Incentive Plan authorizes the grant of stock options, SARs, restricted stock, stock units, stock bonuses, Performance-Based Awards (described below), DERs and OP Units or other convertible or exchangeable units, as well as cash bonus awards.

Except as may be provided in or by amendment to an applicable award agreement or another written agreement, generally speaking, no award granted under our 2003 Incentive Plan may be exercisable or may vest until at least six months after the date of grant. The Compensation Committee may authorize settlement of awards in cash or shares or other awards, subject to certain preexisting rights of participants evidenced by an award agreement.

The Compensation Committee in making or amending an award may determine the effect of termination of service (including retirement) on the rights and benefits under awards and in doing so may make distinctions based upon the cause of termination or other factors.

Our 2003 Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of our Company; (3) if permitted by the Compensation Committee, by notice and third party payment; or (4) by the delivery of shares of Common Stock already owned by the participant. Shares may also be issued solely for services or other rights or property. Our 2003 Incentive Plan does not permit loans to participants to finance awards or stock purchases.

Transfer Restrictions.    Subject to customary exceptions set forth in our 2003 Incentive Plan, rights and benefits under awards under our 2003 Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the participant (or, if the participant has suffered a disability, his or her legal representative). The Compensation Committee may, however, permit certain transfers of an award if the transferor presents satisfactory evidence that the transfer is for donative, estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

Stock Options.    An option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price") during a specified term not to exceed 10 years. The Compensation Committee may grant one or more options to any Eligible Person.

The exercise price of any options granted to Eligible Persons under our 2003 Incentive Plan is determined by the Compensation Committee at the time of the grant and must be at least 100% (110% in the case of an ISO granted to a participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of our Company) of the fair market value of the Common Stock on the date of grant. The Compensation Committee may grant ISOs or nonqualified stock options under our 2003 Incentive Plan. ISOs have more restrictive eligibility criteria and are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Options" below. ISOs are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and our 2003 Incentive Plan.

Stock Appreciation Rights.    In its discretion, the Compensation Committee may grant a SAR concurrently with or after the grant of an option, and with reference to all or a portion of the shares covered by such option, or on a stand-alone basis. A SAR granted in connection with an option is typically the right to receive payment of an amount equal to the excess of the fair market value of Common Stock on the date the SAR is exercised over the exercise price of the related option, which we refer to as the "spread value." The base price of a stand-alone SAR must be at least the fair market value of the Common Stock on the grant date. The base price of a SAR granted with reference to an outstanding option may be less than the fair market value of Common Stock on the date of grant, but if so, may not be less than the option exercise price. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the spread value in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash. The maximum term of SARs granted under our 2003 Incentive Plan is 10 years.

Restricted Stock and Stock Units.    A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Compensation Committee must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Compensation Committee otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in shares or cash, of an award, including a deferred benefit or right. Stock units may be granted for services rendered, in lieu of other compensation, or in lieu of, in exchange for or in addition to any other award under our 2003 Incentive Plan. The Compensation Committee will specify the terms relating to the stock units, the conditions on vesting and any other restrictions imposed on the units in making the award. The stock units do not confer voting rights but may provide for DERs as determined by the Compensation Committee.

Performance-Based Awards.    The Compensation Committee may grant to eligible employees of our Company and our Subsidiaries Performance-Based Awards (other than qualifying options or SARs) designed to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code.

Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Compensation Committee. The performance goals must be approved by the Compensation Committee in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria:

  •
  EBITDA (earnings before interest, taxes, depreciation and amortization);

  •
  funds from operations;

  •
  net income;

  •
  net operating income growth;

  •
  occupancy gains;

  •
  releasing spreads;

  •
  sales per square foot growth;

  •
  square footage growth;

  •
  stock appreciation;

  •
  total revenue growth; and/or

  •
  total stockholder return.

The business criteria (as each is defined in our 2003 Incentive Plan) may be applied based on the performance of our Company (including our Subsidiaries) on a consolidated, Subsidiary, segment, division, region or property basis. The performance measurement period with respect to an award may be from one to 10 years. To the extent provided in the applicable award agreement, performance goals will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Compensation Committee must certify that the performance goals have been satisfied. The Compensation Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits. The maximum number of shares of Common Stock which may be delivered pursuant to all stock-related awards to any participant under our 2003 Incentive Plan in any calendar year may not exceed 1,000,000 shares (subject to standard anti-dilution adjustments). The aggregate amount of compensation that may be paid to any participant in respect of Performance-Based Awards payable only in cash and not related to stock under our 2003 Incentive Plan may not exceed (x) $3,000,000, times (y) the applicable number of years (not more than 10) in the performance period for the award. In addition, if a Performance-Based Award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply, and for the purposes of these limits, the restricted stock will be deemed to have a value not less than two-thirds of the fair market value of the Common Stock on the applicable measurement date.

Stock Bonuses.    A stock bonus typically represents a bonus in shares for services rendered (in excess of cash payment for the shares, if any). The Compensation Committee may grant stock bonuses to reward services, contributions or achievements or in connection with the deferral of compensation, in such manner and on such terms and conditions (including any restrictions on the shares) as the Compensation Committee may determine from time to time.

Dividend Equivalent Rights.    Our 2003 Incentive Plan authorizes awards, excluding options and SARs, to be granted with or without DERs. DERs are amounts payable in cash, stock or other property (or additional stock units that may be paid in stock or cash) and are based on all or part of the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted. The Compensation Committee determines the time and conditions of payment and may limit amounts payable as DERs. Restricted stock and other stock-based awards are not considered awards coupled with DERs insofar as shares of Common Stock or other securities underlying these awards carry by their own terms the right to receive dividends or distributions.

Operating Partnership Units or other Convertible or Exchangeable Units.    The Compensation Committee may authorize, for the benefit of any Eligible Person, the issuance of Common Stock or the payment of cash in connection with, or upon the exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued by the Subsidiary, subject to the Compensation Committee's approval and any required Board approval. Such interests or rights may be convertible or exchangeable into shares of Common Stock, units or cash.

Deferred Payments.    Our 2003 Incentive Plan authorizes the Compensation Committee to permit the deferred payment of awards. The Compensation Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

Adjustments; Acceleration.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under our 2003 Incentive Plan and any outstanding stock-based awards, as well as the exercise, base or purchase prices of awards, and performance targets under certain types of performance-based awards (e.g., a SAR), are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Our 2003 Incentive Plan also generally provides for full vesting and acceleration of awards upon a termination of the Eligible Person's employment other than for cause or due to the Eligible Person's death or disability (including, in certain cases, a constructive termination) upon or not later than 12 months following a Change in Control Event affecting our Company, unless the Compensation Committee or our Board of Directors otherwise provides either for more favorable or less favorable acceleration to some or all participants. As defined in our 2003 Incentive Plan, a Change in Control Event generally includes (subject to certain exceptions and as more specifically defined in our 2003 Incentive Plan):

  •
  an acquisition by any person of beneficial ownership of 20% or more of the voting stock of our Company;

  •
  certain changes in a majority of our Board of Directors;

  •
  stockholder approval of a liquidation or dissolution of our Company; or

  •
  the consummation of a merger or consolidation or sale of all or substantially all of our Company's assets, in any case involving more than a 40% change in ownership.

In certain circumstances, awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

No Limit on Other Plans or Agreements.    Our 2003 Incentive Plan generally does not limit the authority of our Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority. Neither does our 2003 Incentive Plan limit the authority of our Board of Directors or Compensation Committee by agreement with a participant to alter standard provisions as to the vesting or exercisability of awards.

Termination of or Changes to our 2003 Incentive Plan.    Our Board of Directors may terminate, suspend, modify or amend our 2003 Incentive Plan at any time. Stockholder approval for an amendment will be obtained if required under our 2003 Incentive Plan, or under Sections 162(m), 422 or 424 of the Internal Revenue Code, by other applicable law (including stock exchange rules), or if deemed necessary or advisable by our Board of Directors.

Our 2003 Incentive Plan is currently scheduled to expire on June 8, 2019, except the Performance-Based Award feature will expire earlier as noted above if our stockholders do not approve this proposal.

Generally speaking, outstanding options and other awards may be amended by the Compensation Committee (subject to the no-repricing provision referred to above), but the consent of the holder is required if the amendment (or any plan amendment) materially adversely affects the holder.

Securities Underlying Awards.    The closing price of a share of Common Stock on March 21, 2014 was $60.56 per share.

Federal Income Tax Consequences of Options

The U.S. federal income tax consequences of our 2003 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to our 2003 Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, our Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, our Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under our 2003 Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, SARs, cash and stock-based performance awards, DERs, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, our Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under our 2003 Incentive Plan in connection with a change in control (as this term is used under the Internal Revenue Code), our Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Internal Revenue Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to awards is not performance-based within the meaning of Section 162(m) of the Internal Revenue Code, our Company may not be permitted to deduct that compensation to certain executive officers to the extent that aggregate non-performance-based compensation exceeds $1,000,000 in any tax year.

Specific Benefits

Our Company has not approved any awards that are conditioned upon stockholder approval of this proposal regarding our 2003 Incentive Plan. Awards under our 2003 Incentive Plan will be determined by the Compensation Committee in its discretion. Therefore, it is generally not possible to determine the benefits that will be received in the future for participants in our 2003 Incentive Plan. If this proposal had been approved and in effect for award purposes in fiscal 2013, our Company expects that its award grants made in fiscal 2013 would not have been different from those actually made in that year under our 2003 Incentive Plan. For information regarding the bonuses paid to our named executive officers for 2013 performance (and the stock-based awards granted to our named executive officers in 2014 with respect to their bonuses for 2013), see the discussion in the "Compensation

Discussion and Analysis" section above. For information regarding stock-based awards granted to our Company's named executive officers during 2013, see the material under the heading "Grants of Plan-Based Awards" above.

Aggregate Past Grants Under Our 2003 Incentive Plan

As of March 21, 2014, awards covering 6,651,908 shares of Common Stock had been granted under our 2003 Incentive Plan. (This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under our 2003 Incentive Plan.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, exercises of options and SARs and vesting of restricted stock and stock units prior to that date, and holdings of options and SARs and unvested restricted stock and stock units as of that date.

	Number of Shares Subject to Past Option/SAR Grants				Number of Shares/Units Subject to Past Restricted Stock/Unit Grants(1)		Number of Shares/Units Outstanding and Unvested as of 3/21/14(1)
			Number of Shares Underlying Options/SARs as of 3/21/14			Number of Shares/Units Vested as of 3/21/14(1)
		Number of Shares Acquired On Exercise
Name and Position			Exercisable	Unexercisable
Executive Group:
Arthur M. Coppola	102,610	—	102,610	—	1,450,664	1,263,584	187,080
Thomas E. O'Hern	59,406	—	59,406	—	426,000	400,018	25,982
Edward C. Coppola	72,907	—	72,907	—	783,336	720,977	62,359
Thomas J. Leanse	50,000	—	43,288	6,712	95,037	69,055	25,982
Robert D. Perlmutter	—	—	—	—	75,008	54,223	20,785
Total for Current Executive Group (8 persons):	357,830	—	351,118	6,712	3,097,977	2,732,712	365,265
Non-Executive Director Group:
Douglas D. Abbey	—	—	—	—	6,461	3,371	3,090
Fred S. Hubbell	—	—	—	—	12,905	9,815	3,090
Diana M. Laing	2,700	2,700	—	—	12,905	9,815	3,090
Stanley A. Moore	—	—	—	—	12,905	9,815	3,090
Mason G. Ross	—	—	—	—	8,405	5,315	3,090
Dr. William P. Sexton	—	—	—	—	12,905	9,815	3,090
Steven L. Soboroff	—	—	—	—	2,325	—	2,325
Andrea M. Stephen	—	—	—	—	3,534	569	2,965
Total for Current Non-Executive Director Group (8 persons):	2,700	2,700	—	—	72,345	48,515	23,830
Each other person who has received 5% or more of the options, warrants or rights under our 2003 Incentive Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	1,178,455	15,891	723,229	—	1,942,601	1,815,866	102,738
Total	1,538,985	18,591	1,074,347	6,712	5,112,923	4,597,093	491,833

(1)
In addition to awards of restricted stock and stock units covering shares of Common Stock granted under our 2003 Incentive Plan, these columns also include outstanding LTIP Units granted to certain of our employees. Under certain circumstances, LTIP Units that become vested may be redeemed by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. Any shares of Common Stock issued pursuant to such LTIP Units would be charged against the applicable share limits of our 2003 Incentive Plan. The terms of the LTIP Units are more fully described on pages 48-50 of this Proxy Statement.

  Messrs. A. Coppola, E. Coppola and the entire non-executive director group are nominees for election as directors at our Annual Meeting.

Equity Compensation Plan Information

See "Equity Compensation Plan Information" on page 60 of this Proxy Statement regarding compensation plans under which our Company's equity securities are authorized for issuance.

All members of our Board of Directors and all of our Company's executive officers are eligible to receive awards under our 2003 Incentive Plan and thus have a personal interest in the approval of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL TO AMEND AND RE-APPROVE THE PROVISIONS OF OUR 2003 INCENTIVE PLAN RELATING TO SECTION 162(M) OF THE INTERNAL REVENUE CODE. PROXIES RECEIVED WILL BE VOTED "FOR" THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR INSTRUCTIONS TO THEIR PROXY.

 PROPOSAL 5: APPROVAL OF AMENDMENTS TO OUR CHARTER TO ELIMINATE THE SUPERMAJORITY VOTE REQUIREMENT TO AMEND OUR CHARTER (WITH CERTAIN EXCEPTIONS) AND TO CLARIFY A REFERENCE IN ARTICLE NINTH TO CONFORM TO THE MARYLAND GENERAL CORPORATION LAW

Description of Proposal

Our Board of Directors, as part of its continuing review of corporate governance matters and after careful consideration and upon recommendation by the Nominating and Corporate Governance Committee, has declared advisable and recommends stockholder approval of a proposal to amend our charter to replace the current two-thirds supermajority vote requirement to amend our charter with a majority vote requirement (with certain exceptions). Our Board believes that this proposal is consistent with our continuing commitment to best practices in corporate governance. The current two-thirds supermajority vote requirement is the default provision under Maryland law, but Maryland law also provides that a corporation's charter may include a provision that requires a lesser proportion of stockholder votes than a supermajority so long as that proportion is not less than a majority of all the votes entitled to be cast on the matter. Our Board believes that the two-thirds supermajority vote requirement to amend our charter is a high requirement, and one that constrains our stockholders from amending important provisions of our charter. Further, majority vote requirements for charter amendments are more generally regarded as current best practice than supermajority vote requirements.

Under this proposal, except as set forth below and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the charter, any amendment to the charter will be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. Any amendment to the charter related to the vote required to (i) remove a director or (ii) approve any extraordinary transaction (i.e., merger, share exchange, consolidation and sale of all or substantially all of the Company's assets) will be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast on the matter.

In addition, our Board of Directors, after careful consideration and upon recommendation by the Nominating and Corporate Governance Committee, has declared advisable and recommends stockholder approval of an amendment to our charter to clarify the reference to "termination" in Article NINTH of our charter to conform to the terminology of the Maryland General Corporation Law by substituting the term "dissolution" in lieu thereof.

The full text of the proposed amendments to our charter is set forth in Appendix III, and the description of these amendments is qualified in its entirety by reference to Appendix III. If the stockholders vote to approve this proposal, it will become effective upon the filing of Articles of Amendment with, and acceptance for record by, the State Department of Assessments and Taxation of Maryland. We intend to file the Articles promptly following stockholder approval at our Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO OUR CHARTER. PROXIES RECEIVED WILL BE VOTED "FOR" THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR INSTRUCTIONS TO THEIR PROXY.

 ADDITIONAL MATTERS

Solicitation of Proxies

The cost of solicitation of Proxies for our Annual Meeting will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in the solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $15,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals and Director Nominees

For a stockholder to properly present a matter at our Annual Meeting, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof on or after March 1, 2014 and on or before March 31, 2014, as specified in our bylaws, and such notice must satisfy the additional requirements set forth in our bylaws. Our Secretary has not received notice of any matter to be presented by a stockholder at our Annual Meeting.

A stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for the 2015 annual meeting of stockholders must be received by our Company by December 19, 2014. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. A stockholder otherwise desiring to bring a proposal before the 2015 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) must comply with the then current advance notice and information requirements in our bylaws and deliver the proposal to our principal executive offices on or after March 1, 2015 and on or before 5:00 p.m., Pacific Time, on March 31, 2015 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and bylaws may be obtained without charge by providing a written request to our Secretary at that address.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied on a timely basis.

Other Matters

Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

Appendix I

Funds From Operations ("FFO") and Adjusted Funds From Operations ("AFFO")

Our Company uses FFO in addition to net income to report our operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

Adjusted FFO ("AFFO") excludes the FFO impact of Shoppingtown Mall and Valley View Center for the years ended December 31, 2012 and 2011. In December 2011, our Company conveyed Shoppingtown Mall to the lender by a deed-in-lieu of foreclosure. In July 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date, resulting in a gain on extinguishment of debt of $104.0 million. On May 31, 2012, our Company conveyed Prescott Gateway to the lender by a deed-in-lieu of foreclosure and the debt was forgiven resulting in a gain on extinguishment of debt of $16.3 million. AFFO excludes the gain on extinguishment of debt on Prescott Gateway for the twelve months ended December 31, 2012.

FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as our Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Our Company believes that such a presentation also provides investors with a more meaningful measure of our operating results in comparison to the operating results of other REITs. Our Company believes that AFFO and AFFO on a diluted basis provide useful supplemental information regarding our Company's performance as they show a more meaningful and consistent comparison of our Company's operating performance and allow investors to more easily compare our Company's results without taking into account non-cash credits and charges on properties controlled by either a receiver or loan servicer. FFO and AFFO on a diluted basis are measures investors find most useful in measuring the dilutive impact of outstanding convertible securities.

FFO and AFFO do not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income as defined by GAAP, and are not indicative of cash available to fund all cash flow needs. Our Company also cautions that FFO and AFFO, as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

Management compensates for the limitations of FFO and AFFO by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of FFO and AFFO and a reconciliation of FFO and AFFO and FFO and AFFO-diluted to net income available to common stockholders. Management believes that to further understand our Company's performance, FFO and AFFO should be compared with our Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our Company's consolidated financial statements. See our Company's Annual Report on Form 10-K for the year ended December 31, 2013.

The following reconciles net income attributable to our Company to FFO and FFO-diluted for the years ended December 31, 2013, 2012 and 2011 and FFO and FFO—diluted to AFFO and AFFO—diluted for the same periods (dollars and shares in thousands):

	2013	2012	2011
Net income attributable to our Company	$420,090	$337,426	$156,866
Adjustments to reconcile net income attributable to our Company to FFO—basic:
Noncontrolling interests in the Operating Partnership	29,637	27,359	13,529
(Gain) loss on remeasurement, sale or write down of consolidated assets, net	(258,310)	(159,575)	76,338
Add: gain (loss) on undepreciated assets—consolidated assets	2,546	(390)	2,277
Add: noncontrolling interests share of (loss) gain on sale of assets—consolidated joint ventures	(2,082)	1,899	(1,441)
(Gain) loss on remeasurement, sale or write down of assets—unconsolidated joint ventures(1)	(94,372)	(2,019)	(200,828)
Add: gain (loss) on sale of undepreciated assets—unconsolidated joint ventures(1)	602	1,163	51
Depreciation and amortization on consolidated assets	374,425	307,193	269,286
Less: noncontrolling interests in depreciation and amortization—consolidated joint ventures	(19,928)	(18,561)	(18,022)
Depreciation and amortization—unconsolidated joint ventures(1)	86,866	96,228	115,431
Less: depreciation on personal property	(11,900)	(12,861)	(13,928)

FFO—basic and diluted	527,574	577,862	399,559
Shoppingtown Mall	—	422	3,491
Valley View Center	—	(101,105)	8,786
Prescott Gateway	—	(16,296)	—

AFFO and AFFO—diluted	$527,574	$460,883	$411,836

Weighted average number of FFO shares outstanding for:
FFO—basic(2)	149,444	144,937	142,986
Adjustments for the impact of dilutive securities in computing FFO—diluted:
Share and unit-based compensation	82	—	—

FFO—diluted(3)	149,526	144,937	142,986

(1)
Unconsolidated assets are presented at our Company's pro rata share.

(2)
Calculated based upon basic net income as adjusted to reach basic FFO. During the years ended December 31, 2013, 2012 and 2011, there were 9.8 million, 10.9 million and 11.4 million operating partnership units outstanding, respectively.

(3)
The computation of FFO and AFFO—diluted shares outstanding includes the effect of share and unit-based compensation plans and the senior notes using the treasury stock method. It also assumes the conversion of MACWH, LP common and preferred units to the extent that they are dilutive to the FFO and AFFO-diluted computation.

The following reconciles net income per share attributable to common stockholders—diluted to FFO per share—diluted and AFFO per share—diluted for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
Net income per share attributable to common stockholders—diluted	$3.00	$2.51	$1.18
Per share impact of depreciation and amortization of real estate	2.88	2.57	2.47
Per share impact of gain on remeasurement, sale or write down of assets	(2.35)	(1.09)	(0.86)

FFO per share—diluted	3.53	3.99	2.79
Per share impact—Shoppingtown Mall, Valley View Center and Prescott Gateway	0.00	(0.81)	0.09

AFFO—diluted	$3.53	$3.18	$2.88

Appendix II

Peer REITs

1.	Acadia Realty Trust
2.	Agree Realty Corp.
3.	Alexander's Inc.
4.	Alexandria Real Estate Equities Inc.
5.	American Assets Trust Inc.
6.	American Campus Communities Inc.
7.	American Homes 4 Rent Cl A
8.	American Realty Capital Properties Inc. Cl A
9.	American Residential Properties Inc.
10.	American Tower Corp.
11.	AmREIT Inc. Cl B
12.	Apartment Investment & Management Co.
13.	Armada Hoffler Properties Inc.
14.	Ashford Hospitality Prime Inc.
15.	Ashford Hospitality Trust
16.	Associated Estates Realty Corp.
17.	AvalonBay Communities Inc.
18.	Aviv REIT Inc.
19.	BioMed Realty Trust Inc.
20.	Boston Properties Inc.
21.	Brandywine Realty Trust
22.	BRE Properties Inc.
23.	Brixmor Property Group Inc.
24.	BRT Realty Trust
25.	Camden Property Trust
26.	Campus Crest Communities Inc.
27.	CatchMark Timber Trust Inc. Cl A
28.	CBL & Associates Properties Inc.
29.	Cedar Realty Trust Inc.
30.	Chambers Street Properties
31.	Chatham Lodging Trust
32.	Chesapeake Lodging Trust
33.	Cole Real Estate Investments Inc.
34.	Columbia Property Trust Inc.
35.	CommonWealth REIT
36.	CoreSite Realty Corp.
37.	Corporate Office Properties Trust
38.	Corrections Corporation of America
39.	Cousins Properties Inc.
40.	CubeSmart
41.	CyrusOne Inc.
42.	DCT Industrial Trust Inc.
43.	DDR Corp.
44.	DiamondRock Hospitality Company
45.	Digital Realty Trust Inc.
46.	Douglas Emmett Inc.
47.	Duke Realty Corp.
48.	Dupont Fabros Technology Inc.
49.	EastGroup Properties Inc.
50.	Education Realty Trust Inc.
51.	Empire State Realty Trust Inc. Cl A
52.	EPR Properties
53.	Equity Lifestyle Properties Inc.
54.	Equity One Inc.
55.	Equity Residential
56.	Essex Property Trust Inc.
57.	Excel Trust Inc.
58.	Extra Space Storage Inc.
59.	Federal Realty Investment Trust
60.	FelCor Lodging Trust Inc.
61.	First Industrial Realty Trust Inc.
62.	First Potomac Realty Trust
63.	Franklin Street Properties Corp.
64.	General Growth Properties Inc.
65.	Getty Realty Corp.
66.	Gladstone Commercial Corp.
67.	Gladstone Land Corp.
68.	Glimcher Realty Trust
69.	Government Properties Income Trust
70.	Gramercy Property Trust Inc.
71.	Gyrodyne Company of America Inc.
72.	HCP Inc.
73.	Health Care REIT Inc.
74.	Healthcare Realty Trust Inc.
75.	Healthcare Trust of America Inc. Cl A
76.	Hersha Hospitality Trust Cl A
77.	Highwoods Properties Inc.
78.	HMG/Courtland Properties Inc.
79.	Home Properties Inc.
80.	Hospitality Properties Trust
81.	Host Hotels & Resorts Inc.
82.	Hudson Pacific Properties Inc.
83.	Independence Realty Trust Inc.
84.	Inland Real Estate Corp.
85.	InnSuites Hospitality Trust
86.	Investors Real Estate Trust
87.	Kilroy Realty Corp.
88.	Kimco Realty Corp.
89.	Kite Realty Group Trust
90.	LaSalle Hotel Properties
91.	Lexington Realty Trust
92.	Liberty Property Trust
93.	LTC Properties Inc.
94.	Mack-Cali Realty Corp.

II-1

95.	Medical Properties Trust Inc.
96.	Mid-America Apartment Communities Inc.
97.	Monmouth Real Estate Investment Corp. Cl A
98.	National Health Investors Inc.
99.	National Retail Properties Inc.
100.	Omega Healthcare Investors Inc.
101.	One Liberty Properties Inc.
102.	Parkway Properties Inc.
103.	Pebblebrook Hotel Trust
104.	Pennsylvania Real Estate Investment Trust
105.	Physicians Realty Trust
106.	Piedmont Office Realty Trust Inc. Cl A
107.	Plum Creek Timber Company Inc.
108.	Post Properties Inc.
109.	Potlatch Corp.
110.	Power REIT
111.	Preferred Apartment Communities Inc.
112.	Prologis Inc.
113.	PS Business Parks Inc.
114.	Public Storage
115.	QTS Realty Trust Inc. Cl A
116.	Ramco-Gershenson Properties Trust
117.	Rayonier Inc.
118.	Realty Income Corp.
119.	Regency Centers Corp.
120.	Retail Opportunity Investments Corp.
121.	Retail Properties of America Inc. Cl A
122.	Rexford Industrial Realty Inc.
123.	RLJ Lodging Trust
124.	Roberts Realty Investors Inc.
125.	Rouse Properties Inc.
126.	Ryman Hospitality Properties Inc.
127.	Sabra Healthcare REIT Inc.
128.	Saul Centers Inc.
129.	Select Income REIT
130.	Senior Housing Properties Trust
131.	Silver Bay Realty Trust Corp.
132.	Simon Property Group Inc.
133.	SL Green Realty Corp.
134.	Sotherly Hotels Inc.
135.	Sovran Self Storage Inc.
136.	Spirit Realty Capital Inc.
137.	STAG Industrial Inc.
138.	Strategic Hotels & Resorts Inc.
139.	Summit Hotel Properties Inc.
140.	Sun Communities Inc.
141.	Sunstone Hotel Investors Inc.
142.	Supertel Hospitality Inc.
143.	Tanger Factory Outlet Centers Inc.
144.	Taubman Centers Inc.
145.	Terreno Realty Corp.
146.	The GEO Group Inc.
147.	The Macerich Company
148.	Trade Street Residential Inc.
149.	UDR Inc.
150.	UMH Properties Inc.
151.	Universal Health Realty Income Trust
152.	Urstadt Biddle Properties Inc. Cl A
153.	Ventas Inc.
154.	Vornado Realty Trust
155.	W.P. Carey Inc.
156.	Washington Real Estate Investment Trust
157.	Weingarten Realty Investors
158.	Weyerhaeuser Co.
159.	Wheeler Real Estate Investment Trust Inc.
160.	Whitestone REIT
161.	Winthrop Realty Trust

II-2

Appendix III

TEXT OF PROPOSED AMENDMENTS TO CHARTER
(Amendment to Article SEVENTH, subsection (b))

SEVENTH:    (b) Charter Amendments. The Corporation reserves the right ~~at any time and~~ from time to time to make any amendment to its charter, now or hereafter authorized by law, including, without limitation, any amendment altering the terms or contract rights, as expressly set forth in its charter, of any shares of ~~its~~ outstanding stock by classification, reclassification or otherwise. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation. Except as set forth below and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the charter, any amendment to the charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. Any amendment to (i) subsection (d) of Article SIXTH of the charter, (ii) the charter regarding the vote required to approve any merger, statutory share exchange, consolidation, conversion, sale of all or substantially all of the Corporation's assets or any other transaction (other than dissolution) that requires stockholder approval under Maryland law by a vote of at least two-thirds of all the votes entitled to be cast on the matter or (iii) this sentence shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast on the matter.

(Amendment to Article NINTH)

NINTH:    The ~~duration of the~~ Corporation shall have ~~be~~ perpetual existence. The Corporation shall be subject to ~~termination~~ dissolution at any time if declared advisable by a majority of the entire Board of Directors and approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

III-1

 Appendix IV

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

(Amended and Restated as of                    , 2014)

IV-i

	6.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation	IV-16
	6.13	Non-Exclusivity of Plan	IV-17
	6.14	No Corporate Action Restriction	IV-17
	6.15	Other Company Benefit and Compensation Program	IV-17
7.	DEFINITIONS		IV-17
	7.1	Definitions	IV-17

IV-ii

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN
(Amended and Restated as of                  , 2014)

1.    THE PLAN

            1.1    Purpose

                     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company with awards and incentives for individual service or performance, financial performance of the Company and market performance of the Corporation's Common Stock. "Corporation" means The Macerich Company, a Maryland corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

            1.2    Administration and Authorization; Power and Procedure.

                     (a)    Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Where the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by this Plan or the partnership agreement of The Macerich Partnership, L.P.

                     (b)    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the resolutions of the Board approving this Plan, and compliance with Section 2-203 of the Maryland General Corporation Law, the Committee shall have the authority:

           (i)    to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

           (ii)    to grant or approve Awards, including Awards issued by its Subsidiaries, to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, including any performance criteria, consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

           (iii)    to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

           (iv)    to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v)    to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

           (vi)    to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of such Awards under Section 1.6;

           (vii)    to determine whether, and the extent to which, adjustments are required pursuant to Section 6.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 6.2; and

           (viii)    to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 6.2(a) or a repricing approved by stockholders, in no case may the Committee (1) amend an outstanding Option or SAR to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR in exchange for cash or other Awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an Option or SAR with an exercise or base price that is less than the exercise or base price of the original Award.

                     (c)    Binding Determinations/Liability Limitation.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

                     (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                     (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

            1.3    Participation

                     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

            1.4    Shares Available for Awards; Share Limits.

                     (a)    Shares Available.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

                     (b)    Share Limits.

           (i)    The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 12,800,000 shares (the "Share Limit"). Shares issued in respect of any Full-Value Award granted under this Plan after June 8, 2009 shall be counted against the foregoing Share Limit as 2.62 shares for every one share actually issued in connection with such Award. (For example, if a stock bonus of 100 shares of Common Stock is granted under this Plan after June 8, 2009, 262 shares shall be charged against the Share Limit in connection with that Award.)

           (ii)    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 4,000,000 shares.

           (iii)    The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan shall be limited to 750,000 and the maximum limit on the number of shares in the aggregate subject to all stock-related Awards that during any calendar year are granted to any individual under this Plan shall be 1,000,000.

           (iv)    Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

                     (c)    Calculation of Available Shares and Replenishment.    To the extent that an Award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan (and for purposes of clarity, other than as a result of an adjustment pursuant to Section 6.2), the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of an Option or Stock Appreciation Right granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 1.4(b), as opposed to only counting the shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 1.4(b) with respect to such exercise.) Shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under this Plan. Refer to Section 6.12 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

            1.5    Grant of Awards.

                     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

            1.6    Award Period.

                     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, subject to Section 4.1(c), in the case of Options and Stock Appreciation Rights, not later than ten (10) years after the Award Date.

            1.7    Limitations on Exercise and Vesting of Awards.

                     (a)    Provisions for Exercise.    Unless the Committee otherwise expressly provides or as provided in or pursuant to Section 6.2, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

                     (b)    Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary or the Treasurer of the Corporation or its or their designee approves a notice of such exercise in the form required by the Company from the Participant, together with any required payment made in accordance with Section 2.2.

                     (c)    Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

            1.8    No Transferability; Limited Exception to Transfer Restrictions.

                     (a)    Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

                     (b)    Exceptions.    The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, or charitable institutions, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant's immediate family or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may establish. Consistent with Section 6.4, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (i) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (ii) will not compromise the Corporation's ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act or a Subsidiary's ability to rely on SEC Rule 701 thereunder with respect to Subsidiary interests or securities. Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

                     (c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

           (i)    transfers to the Corporation,

           (ii)    the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (iii)    subject to any applicable ISO limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

           (iv)    if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

           (v)    the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.    OPTIONS.

            2.1    Grants.

                     One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

            2.2    Option Price.

                     (a)    Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof, payable in any form of lawful consideration specified by the Committee.

                     (b)    Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

            2.3    Limitations on Grant and Terms of Incentive Stock Options.

                     (a)    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                     (b)    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that qualifies as a "subsidiary corporation" pursuant to Section 424(f) of the Code. For this purpose, a "subsidiary corporation" means any Subsidiary that is a corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain of corporations owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

            2.4    Limits on 10% Holders.

                     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such

Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            2.5    Effects of Termination of Employment or Service.

                     (a)    Options.    Unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant:

           (i)    Options — Resignation or Dismissal.    If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") (other than Total Disability or death, Retirement, or for Cause (as determined in the discretion of the Committee)), the Participant shall have three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

           (ii)    Options — Death or Disability.    If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

           (iii)    Options — Retirement.    If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

                     (b)    Certain SARs.    Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

                     (c)    Committee Discretion.    Notwithstanding and without limiting the foregoing provisions of this Section 2.5, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

                     (d)    Limitations on Incentive Stock Options.    Notwithstanding the foregoing, to the extent that the post-termination exercise period of an Incentive Stock Option exceeds the limitations under Section 422 the Code, such Option will cease to be treated as Incentive Sock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

            2.6    Limitation on Exercise of Option Award.

                     No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. If a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

3.    STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

            3.1    Grants.

                     In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

            3.2    Exercise of Stock Appreciation Rights.

                     (a)    Tandem SARs.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to an Option shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable. The base price of any SAR related to an Option may be less than the Fair Market Value of the Common Stock on the grant date, provided that such price shall be no less than the exercise price of the related Option. To the extent that a Stock Appreciation Right is exercised, the number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the referenced number of underlying shares as to which the exercise related.

                     (b)    Stand-Alone SARs.    Subject to Sections 1.6 and 1.7, a Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. The base price of each stand-alone SAR shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

            3.3    Payment.

                     (a)    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

           (i)    the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

           (ii)    the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

                     (b)    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a Stock Appreciation Right to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a Stock Appreciation Right which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

            3.4    Limited Stock Appreciation Rights.

                     The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.    RESTRICTED STOCK AND STOCK UNIT AWARDS.

            Subject to any applicable limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan, and such rules and procedures as the Committee may establish from time to time:

            4.1    Grants.

                     (a)    Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered, or to the extent provided in an applicable agreement with the Participant. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

                     (b)    Stock Units.    The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee.

                     (c)    Payouts.    The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit or require Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units in accordance with Section 6.5.

            4.2    Restrictions.

                     (a)    Pre-Vesting Restraints.    Except as provided in Section 4.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

                     (b)    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Restricted Stock Awards (to the extent not also entitled to receive dividends) and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the Committee, as provided in Section 5.6.

                     (c)    Payments.    If the Participant shall have paid or received cash, shares or other property (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

            4.3    Return to the Corporation.

            Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

5.    PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS.

            5.1    Grants of Performance Share Awards.

                     Subject to Section 6.4, the Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration and subject to any limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

            5.2    Special Performance-Based Awards.

                     (a)    General Provisions.    Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division, region or property basis with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, total revenue growth, net income, net operating income growth, occupancy gains, releasing spreads, square footage growth, and sales per square foot growth, each as defined in Exhibit A. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the applicable performance period (or before one-quarter of the performance measurement period has elapsed, if such period is less than one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. To the extent provided in the applicable Award Agreement, performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. The applicable performance measurement period may be not less than three months nor more than 10 years.

                     (b)    Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 1,000,000 shares, subject to adjustment pursuant to Section 6.2. In no event shall grants made to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) $3,000,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods. If an Award pursuant to this Section 5.2 is payable in cash or restricted shares, the lesser of the share limit or the dollar limit of this Section 5.2(b) shall apply and, for purposes of such limits, the restricted shares shall be deemed to have a value not less than two-thirds of the Fair Market Value of the Common Stock on the applicable measurement date.

                     (c)    Committee Certification.    Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

                     (d)    Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

                     (e)    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Presumptively Qualifying Awards) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

            5.3    Grants of Stock Bonuses and Other Awards.

                     Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward services, contributions or achievements, or in connection with the deferral of compensation, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares, if any) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

            5.4    Deferred Payments.

                     The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accretions to benefits thereon based upon such deferment (including, but not limited to a greater nominal value in shares than in cash or an allowance for interest, dividend equivalents or appreciation rights) at the election or at the request of such Participant or as a mandatory basis as a condition of the Award, subject to the other terms of this

Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

            5.5    Limitations on Awards.

                     Notwithstanding the provisions of this Article 5, in no case may any Award of shares be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

            5.6    Dividend Equivalent Rights.

                     In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Award on such terms as set forth by the Committee in the Award Agreement; provided that DERs shall not be granted as to any shares covered by an Option or a Stock Appreciation Right. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be paid or credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the Award is settled or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash, shares or other property, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

            5.7    Operating Partnership Units or other Convertible Units.    The Committee may authorize for the benefit of any Eligible Person the issuance of Common Stock or the payment of cash in connection with, or upon exercise, conversion or exchange of, phantom units or other interests in Subsidiaries that are issued by the Subsidiary with the Committee's approval and any required Board approval and that are convertible or exchangeable into Common Stock, units or cash.

            5.8    Alternative Payments

                     The Committee may require or allow all or a portion of an Award under this Article 5 to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.    OTHER PROVISIONS

            6.1    Rights of Eligible Persons, Participants and Beneficiaries.

                     (a)    Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

                     (b)    No Employment/Service Agreement.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or other agreement other than an Award Agreement.

                     (c)    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

            6.2    Adjustments; Acceleration.

                     (a)    Adjustments.    Upon or in contemplation of: any reclassification, recapitalization, stock split, stock dividend or reverse stock split (collectively, a "stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety; then the Committee shall:

           (i)    equitably and proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price (which term includes the base price in the case of SARs or similar rights) of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any or all outstanding Awards, or (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any or all outstanding Awards, or

           (ii)    make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the outstanding Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Award, unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant.

The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and/or the terms of outstanding Awards to take into account cash dividends declared and paid other than in the ordinary course to the extent determined to be necessary by the Committee to avoid distortion in the value of the Awards. Notwithstanding anything to the contrary set forth in this Section 6.2(a), no adjustment shall be required if such action would cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or otherwise would subject a participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a)(i) above shall nevertheless be made.

It is intended that, if possible, any adjustments contemplated by the preceding provisions of this Section 6.2(a) be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 1.2(c), any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 6.2(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

                     (b)    Automatic Termination upon Settlement.    Without limiting the authority of the Company under Section 6.2(a) or (c), if provision has been made by the Committee for the assumption, substitution, exchange or other settlement (each of the foregoing, a "settlement") or continuation of at least the vested portion of an outstanding Award pursuant to Section 6.2(a) upon or in anticipation of either (i) a Change in Control Event approved by the Board, or (ii) a reorganization event which the Company does not survive (or does not survive as a public company in respect of its outstanding common stock) then (subject, however, to the terms of such settlement or continuation and any specific terms of the Award or another applicable written agreement to the contrary) the prior outstanding Award shall terminate upon consummation of the event to the extent so provided.

                     (c)    Acceleration of Awards Upon Change in Control.    Except as otherwise expressly provided in the Award or another applicable written agreement with the Participant: unless prior to a Change in Control Event the Committee determines that, upon its occurrence, the benefits under any or all Awards shall not be subject to acceleration as provided below or determines that only certain or limited benefits under any or all Awards shall be so accelerated and the extent to which they shall be accelerated, and/or establishes a different time or circumstance in respect of such Change in Control Event for such acceleration, by the Award Agreement or otherwise, then as to the Awards (or replacement awards) held by any Participant immediately prior to the occurrence of a Qualified Termination upon or not later than 12 months following a Change in Control Event:

           (i)    each Option and Stock Appreciation Right shall become immediately vested and exercisable,

           (ii)    all shares of Restricted Stock shall immediately vest free of restrictions, and

           (iii)    each other Award shall become immediately payable to the Participant.

A "Qualified Termination" for these purposes (i) includes any termination of employment by the Company (other than for Cause or because of the Participant's death or Total Disability), subject to the actual occurrence of the Change in Control Event, (ii) may include a constructive termination by the Company (such as a termination by the Participant for specified reasons), and (iii) may be deemed (subject to actual occurrence of the Change in Control Event before expiration or other termination of the Award) to include any such termination by the Company in express contemplation of a publicly announced Change in Control Event.

                     The Committee may override the provisions regarding acceleration in this Section 6.2(c) by express provision in the Award Agreement or otherwise and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)), immediately prior to the event.

                     (d)    Limitation on Award Adjustments.    To the extent limited by Section 162(m) in the case of an Award intended as a performance-based award for purposes of Section 162(m) and necessary to assure deductibility of the compensation payable under the Award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

                     (e)    No Extension Beyond Expiration.    Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

                     (f)    Possible Rescission of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

                     (g)    Terminology.    As used in this Section 6.2 and without limiting the authority of the Board in other contexts, the term "Committee" includes alternatively, the Board.

            6.3    Effect of Termination of Service on Awards.

                     (a)    General.    Subject to Section 2.5, the Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise provided in the Award or other provision of this Plan or another written agreement with the Participant, the Severance Date shall be the later of (1) the date of termination (for any reason whatsoever) of the Participant's employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination of the Award if a person's status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

                     (b)    Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or Non-Employee Director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written agreement with the Participant or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the written agreement or Award otherwise expressly provides), the Participant's termination of services for purposes of Section 2.5, 3, 4.3 or 5 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

                     (c)    Effect on Unvested Awards.    Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not become exercisable, or vested, as the case may be, as of the applicable Severance Date, shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not exercisable shall terminate. Vested Options and any related SARs are further subject to the provisions of Section 2.5.

                     (d)    Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

                     (e)    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary an involuntary termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary's change of status.

            6.4    Compliance with Laws.

            This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

            6.5    Tax Matters.

                     Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant

(or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) require or grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum number required for tax withholding under applicable law.

            6.6    Plan and Award Amendments, Termination and Suspension.

                     (a)    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

                     (b)    Stockholder Approval.    To the extent then required under Section 1.2(b) of the Plan, Sections 162, 422 or 424 of the Code or any other applicable law or listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                     (c)    Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b), 1.6 and 6.6(d) and subject to the resolutions of the Board approving the Plan) may make other changes to the terms and conditions of Awards, including without limitation, providing for shorter vesting periods or longer exercise periods for Awards.

                     (d)    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

                     (e)    ISO Acceleration.    The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

            6.7    Privileges of Stock Ownership.

                     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

            6.8    Effective Date of the Plan.

                     This amended and restated version of the Plan is effective as of January 29, 2014, the date of approval by the Board. Awards granted under this Plan prior to such date shall be governed by the terms of this Plan as in effect on the applicable grant date of the Award and the applicable Award Agreement. The Plan shall be submitted for and subject to stockholder approval.

            6.9    Term of the Plan.

            No Award will be granted under this Plan after June 8, 2019 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

            6.10    Governing Law/Construction/Severability.

                     (a)    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

                     (b)    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                     (c)    Plan Construction.

           (i)    Rule 16b-3.    It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards or if a particular Award or event does not so qualify.

           (ii)    Section 162(m).    It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than the Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

            6.11    Captions.

                     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

            6.12    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

                     Awards may be granted under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.

                     Any such shares that are issued and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the maximum number of shares and awards available for issuance under the Plan.

            6.13    Non-Exclusivity of Plan.

                     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

            6.14    No Corporate Action Restriction.

                     The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

            6.15    Other Company Benefit and Compensation Program.

                     Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

7.    DEFINITIONS.

            7.1    Definitions.

                     (a)    "Award" means (i) an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, Dividend Equivalent Right or deferred payment right, convertible, exchangeable or other security pursuant to Section 5.7, or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, or (ii) a cash award (whether or not intended to qualify as a Performance-Based Award under Section 5.2), in each case authorized by and granted under this Plan.

                     (b)    "Award Agreement" means either (1) a written award agreement in a form approved by the Committee and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved consistent with the written award agreement approved by the Committee and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally, as the Corporation may provide and, in each case and if required by the Corporation, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Corporation may require.

                     (c)    "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

                     (d)    "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

                     (e)    "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

                     (f)    "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

                     (g)    "Board" means the Board of Directors of the Corporation.

                     (h)    "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable agreement with the Participant) a termination of service based upon a finding by the Company, acting in good faith based on its reasonable belief at the time, that the Participant:

           (1)    has failed to perform job duties in a material respect without proper cause; or

           (2)    has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company in a manner injurious to the Company; or has been convicted of a felony; or

           (3)    has materially breached any of the provisions of any agreement with the Company.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

                     (i)    "Change in Control Event" means any of the following:

           (1)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or successor or (iv) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (3)(B) and (3)(C) below;

           (2)    Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

           (3)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries ("Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

           (4)    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                     (j)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                     (k)    "Commission" means the Securities and Exchange Commission.

                     (l)    "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law or the Corporation's Articles of Amendment and Restatement or By-Laws. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

                     (m)    "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

                     (n)    "Company" means, collectively, the Corporation and its Subsidiaries.

                     (o)    "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructive Owns" and "Constructively Owned" shall have correlative meanings.

                     (p)    "Corporation" means The Macerich Company, a Maryland corporation, and its successors.

                     (q)    "Dividend Equivalent Right" or "DER" means a right authorized under Section 5.6 of this Plan; provided, however, that Restricted Stock and other stock-based Awards shall not be deemed to be Awards coupled with Dividend Equivalent Rights insofar as shares of Common Stock or other securities underlying these Awards carry by their own terms the right to receive dividends or distributions.

                     (r)    "Eligible Employee" means an officer (whether or not a director) or key employee of the Company.

                     (s)    "Eligible Person" means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as designated by the Committee in its discretion.

                     (t)    "Equity Shares" means shares that are either Common Stock or Preferred Stock.

                     (u)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                     (v)    "Fair Market Value" means, unless otherwise determined or provided by the Committee in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange (the "Exchange") for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

                     (w)    "Full-Value Award" means any Award under this Plan that is not an Option grant or a SAR grant.

                     (x)    "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

                     (y)    "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

                     (z)    "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

                     (aa)    "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

                     (bb)    "Other Eligible Person" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's or any Subsidiary's compliance with any other laws applicable to transactions or determinations under this Plan.

                     (cc)    "Ownership Limit" means 9.8% of the lesser of the number or value of the outstanding Equity Shares of the Corporation, except as otherwise permitted under the charter of the Corporation.

                     (dd)    "Participant" means an Eligible Person who has been granted an Award under this Plan.

                     (ee)    "Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

                     (ff)    "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

                     (gg)    "Plan" means this 2003 Equity Incentive Plan, as it may be amended from time to time.

                     (hh)    "Preferred Stock" means the Preferred Stock of the Corporation.

                     (ii)    "Qualified Termination" is defined in Section 6.2(c).

                     (jj)    "Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

                     (kk)    "Retirement" means retirement with the consent of the Company, from active service as an employee or officer of the Company or, in the case of a Non-Employee Director, a retirement or resignation as a director, in each case only on or after attaining age 55 with 10 or more years of service or after attaining age 65.

                     (ll)    "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

                     (mm)    "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

                     (nn)    "Securities Act" means the Securities Act of 1933, as amended from time to time.

                     (oo)    "Severance Date" means the date of termination of employment or service as further defined in Section 6.3.

                     (pp)    "Stock Appreciation Right" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

                     (qq)    "Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

                     (rr)    "Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

                     (ss)    "Subsidiary" means The Macerich Partnership, L.P., Macerich Management Company, Macerich Property Management Company, LLC, Westcor Partners, LLC, Macerich Westcor Management, LLC and Westcor Partners of Colorado, LLC, Macerich Queens Limited Partnership, Macerich Queens

Expansion, LLC, Great Northern SPE, LLC, Rotterdam Square, LLC, Shoppingtown Mall, LLC, Wilton Mall, LLC and Macerich Cross County Security, LLC, or any corporation or other entity controlled (by stock ownership or otherwise), directly or indirectly by, or under common control with, the Corporation.

                     (tt)    "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

EXHIBIT A

PERFORMANCE-BASED BUSINESS CRITERIA

Funds From Operations means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts at the time of the grant of an Award, for the applicable period, as reflected in the Corporation's financial reports for the applicable period, on an adjusted, aggregate, diluted and/or per share basis.

Stock Appreciation means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the applicable period.

Total Stockholder Return means the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period.

Occupancy Gains means increases in the occupancy level (leased and occupied areas) of malls and freestanding store area (excluding Anchors) (owned at both the beginning and end of the applicable period) during the period, measured as a percentage of the gross leasable/occupiable area of such properties, as reflected in the Corporation's financial reports for the applicable period.

EBITDA means earnings before interest, taxes, depreciation and amortization for the applicable period, as reflected in the Corporation's financial reports for the applicable period.

Total Revenue Growth means the increase in total revenues after the date of grant of an Award and during the applicable period, as reflected in the Corporation's financial reports for the applicable period.

Net Income means net income as reflected in the Corporation's financial reports for the applicable period, on an adjusted, aggregate, diluted and/or per share basis.

Net Operating Income Growth means the increase in net operating income after the date of grant of an Award and during the applicable period, as reflected in the Corporation's financial reports for the applicable period.

Releasing Spreads means a comparison of average base rent (on a cash basis) per square foot on leases executed during the trailing twelve months to average base rent (on a cash basis) per square foot on leases expiring during the year based on the spaces 10,000 square feet and under, as reflected in the Corporation's financial reports for the applicable period.

Square Footage Growth means the increase, between the beginning and end of the applicable period, in the square feet of gross leasable mall and free standing stores area (excluding Anchors), as reflected in the Corporation's financial reports for the applicable period.

Sales Per Square Foot Growth means the increase in the average sales per square foot of leased space by retailers leasing mall and freestanding stores with 10,000 square feet or less that occupied their space during the entire year or other applicable period over the average sales per square foot of leased space by such retailers that occupied their space for the entire preceding year or other preceding applicable period, as reflected in the Corporation's financial reports for the applicable periods.

The Committee may provide at the time of grant of a particular Award that any of the foregoing business criteria shall be applied to that Award on an adjusted basis, giving effect to the Corporation's standard practices and procedures for making such adjustments as in effect at the start of the applicable performance period, in each case subject to the adjustments described in Section 5.2(a) of the Plan.

Except as otherwise expressly provided, all financial terms are used as applied under Generally Accepted Accounting Principles (GAAP) or as applied by the Corporation in the preparation of its financial reporting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Preliminary Copy AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE MACERICH COMPANY 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90401 M66687-P48478-Z62522 THE MACERICH COMPANY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors For Against Abstain Nominees: ! ! ! 1a. Douglas D. Abbey ! ! ! Against For Abstain 1b. Dana K. Anderson 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014. ! ! ! ! ! ! 1c. Arthur M. Coppola ! ! ! ! ! ! 1d. Edward C. Coppola 3. Advisory vote to approve our named executive officer compensation. ! ! ! 1e. Fred S. Hubbell ! ! ! 4. Amendment and re-approval of the provisions of our Amended and Restated 2003 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code. ! ! ! 1f. Diana M. Laing 5. Approval of amendments to our charter to eliminate the supermajority vote requirement to amend our charter (with certain exceptions) and to clarify a reference in Article NINTH to conform to the Maryland General Corporation Law. ! ! ! 1g. Stanley A. Moore ! ! ! ! ! ! 1h. Mason G. Ross ! ! ! 1i. Dr. William P. Sexton Proxies will be voted at the discretion of the persons named in this Proxy on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof. ! ! ! 1j. Steven L. Soboroff ! ! ! 1k. Andrea M. Stephen ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other representative, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M66688-P48478-Z62522 THE MACERICH COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 30, 2014 The undersigned stockholder(s) of The Macerich Company, a Maryland corporation (the "Company"), hereby appoint(s) Thomas E. O'Hern and Thomas J. Leanse, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California on May 30, 2014 at 10:00 a.m. local time, and at any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any postponement(s) or adjournment(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side